As filed with the Securities and Exchange Commission on March 13, 2025
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SECURITIES AND EXCHANGE COMMISSION
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GLOBAL PAYMENTS INC.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Proxy Statement and Notice

of 2025 Annual Meeting of Shareholders

March 13, 2025
MESSAGE FROM OUR CHIEF EXECUTIVE OFFICER AND CHAIR
Dear Colleagues, Customers, Partners and Shareholders:
2024 was a pivotal year for Global Payments as we launched our broad transformation agenda to set the future course for our business, while also delivering strong operational and financial performance. We are pleased to share important highlights from the year in the sections that follow.
Updated Strategy and Transformation
In 2024, we initiated a holistic review of our business to examine our strategy, our operational fitness and our ability to deliver sustainable performance. We started by reimagining our mission, vision, and values to provide the organization with a clear view of our priorities and desired culture, setting the foundation for us to pursue our ambition to be the worldwide partner of choice for commerce solutions.
We then refreshed our strategy to focus our resources, efforts and investments on the areas of the business that provide the most attractive opportunities for growth. With this renewed clarity, we evaluated our organizational structure, operating model and capacity to execute against this strategy. This gave rise to a broad operational transformation agenda, articulated at our September 2024 Investor Conference, to streamline and simplify our business, while further investing to provide our clients with world-class products and services that make everyday commerce better. As part of this transformation, we are unifying our Merchant businesses, consolidating our technology organizations and centralizing our operations functions to redefine how we operate and enhance our agility. We are also pursuing numerous opportunities to transform our operations to unlock value, better align to our strategic focus, capitalize on scale and differentiation, remove distractions, and allow our organization to realize its full potential.
Consistent with our simplification objective, we completed the sale of our AdvancedMD business in the fourth quarter of 2024, enabling us to further refocus our business and return a significant amount of capital to shareholders.
Financial and Operational Performance
Our financial and operational performance in 2024 reflects the benefits of our disciplined execution and the strength of our team members worldwide. We delivered mid-single-digit revenue growth, improved operating margins, and significant earnings per share growth. These results underscore the resilience of our business model and our ability to adapt to dynamic market conditions while delivering value to our shareholders. Additionally, in line with our ongoing commitment to delivering shareholder value, we returned $1.8 billion to shareholders through dividends and share repurchases. These actions demonstrate our confidence in the company’s future and our focus on maximizing returns for our investors.
Leadership Development and Succession
In line with our long-term succession planning efforts, we appointed Bob Cortopassi as our new President and Chief Operating Officer. Bob is a growth-oriented leader with a proven record of operational excellence, strategic insight and leadership. Elevating Bob reinforces our commitment to a strong leadership pipeline and ensures continuity moving forward.
We also named two new experienced executives to our leadership team as part of our ongoing effort to align the business with our updated strategy, unlock value and drive better returns. Laurent Bossard was named head of worldwide operations and Terry Roberts was elevated to President of Merchant Solutions.

Gratitude to Our Board Members
We would like to extend our deepest gratitude to Ruth Ann Marshall and John Turner as they conclude their service to our board. They have been instrumental in shaping the strategic direction of our company, and their guidance, wisdom, and unwavering support have been invaluable to our success. We wish them the very best.
Looking Ahead
As we move forward, we are more confident than ever in our ability to deliver sustainable performance. With the support of our talented team, experienced leadership, and engaged board of directors, we are well-positioned to achieve our strategic goals and create value for all stakeholders.
We are proud of the progress we made in 2024 executing on our updated strategy, and there are exciting opportunities ahead of us in 2025. We encourage you to read the proxy statement carefully and vote your shares, per the instructions included herein.
On behalf of the board and management, we extend our appreciation for your support of Global Payments and your continued investment. We encourage you to attend our virtual shareholders’ meeting on April 24, 2025.
Sincerely,

Cameron M. Bready Chief Executive Officer	M. Troy Woods Independent Chair of the Board

Notice of 2025 Annual Meeting of Shareholders
Date and Time:	Thursday, April 24, 2025, at 8:30 a.m. Eastern Daylight Time
Virtual Meeting Site:	www.virtualshareholdermeeting.com/GPN2025
Our 2025 annual meeting of shareholders will be held in a virtual meeting format only with no physical location. Shareholders who held shares as of the record date may attend the meeting by logging in at www.virtualshareholdermeeting.com/GPN2025 using the 16-digit control number included on the proxy card or notice.
Record Date:	Close of business on March 3, 2025
Items of Business
Voting Proposal	Board Recommendation
1. Elect the ten directors nominated by our board and named in the proxy statement. • Diverse board in terms of background and professional experiences.	FOR each director nominee

2.
Approve, on an advisory basis, the compensation of our named executive officers for 2024.

•
Our executive compensation program is designed to align with our Company’s performance and strategic objectives, ensuring that we attract, retain and motivate top-tier talent. We are pleased that shareholders have supported our executive compensation through strong “say-on-pay” approval ratings, affirming confidence in our approach to rewarding performance and driving value.

FOR

3.
Ratify the appointment of Deloitte & Touche LLP (Deloitte) as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

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Deloitte is an independent registered public accounting firm with the required knowledge and experience to effectively audit the Company’s financial statements.

FOR

4.
Approve the Global Payments 2025 Incentive Plan.

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The terms of the plan are aligned with shareholders’ interests, including no evergreen share replenishment, minimum vesting requirement, no automatic “single-trigger” change in control vesting upon a change in control, no liberal share counting for awards of stock options or stock appreciation rights (SARs), no use of discounted stock options or SARs, no repricing of stock options or SARs without shareholder approval, and no use of reload options.

FOR

Voting Proposal	Board Recommendation

5.
Approve Global Payments Amended and Restated Employee Stock Purchase Plan that would increase the number of authorized shares.

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The board recommends approval of the Amended and Restated Employee Stock Purchase Plan (Amended ESPP) so the Company can continue to offer its eligible employees an opportunity to participate in the success of the Company by purchasing shares of common stock through payroll deductions on favorable terms.

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The board believes that the opportunity to acquire a proprietary interest in the Company through the acquisition of shares of common stock pursuant to the Amended ESPP is an important aspect of our ability to attract and retain highly qualified and motivated employees.

FOR
The shareholders of record may also transact any other business that may properly come before the 2025 annual meeting or any adjournments or postponements thereof.
Vote Right Away
BY INTERNET USING YOUR COMPUTER	BY TELEPHONE	BY INTERNET USING YOUR TABLET OR SMARTPHONE	IF YOU RECEIVED YOUR PROXY MATERIALS BY MAIL, BY MAILING YOUR PROXY CARD

Visit 24/7 www.proxyvote.com You will need the 16-digit control number that appears on your proxy card or notice.	Registered Owners in the U.S. or Canada dial toll-free 24/7 1-800-690-6903 You will need the16-digit control number that appears on your proxy card or notice.	Scan the QR code on your proxy card 24/7 to vote with your mobile device (may require free software)	Cast your ballot, sign your proxy card and send by free post
YOUR VOTE IS IMPORTANT
Even if you expect to attend the 2025 annual meeting, please vote in advance. If you attend the 2025 annual meeting online, you may revoke your proxy by submitting a vote during the meeting.
When you submit your proxy, you authorize Cameron M. Bready and Dara Steele-Belkin, or any one of them, each with full power of substitution, to vote your shares at the 2025 annual meeting in accordance with your instructions or, if no instructions are given, for the proposals included herein in accordance with the recommendations by our board. The proxies, in their discretion, are further authorized to vote, subject to applicable law, on any adjournments or postponements of the 2025 annual meeting, for the election of one or more persons to the board of directors if any of the nominees becomes unable to serve or for good cause will not serve, on matters which the board does not know a reasonable time before making the proxy solicitations will be presented at the 2025 annual meeting, or any other matters which may properly come before the 2025 annual meeting and any postponements or adjournments thereto.
On March 13, 2025, we first mailed a notice of electronic availability of proxy materials to our shareholders.
By Order of the Board of Directors,
Dara Steele-Belkin
General Counsel and Corporate Secretary

What is New in this Proxy Statement?
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Appointment of Bob Cortopassi as our new President and Chief Operating Officer

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Additional disclosure regarding our shareholder engagement efforts

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Expanded disclosure regarding our sustainability efforts

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Expanded disclosure regarding the Company’s political activity

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Described updates to our executive compensation program

Proxy Statement Summary
We provide below highlights of certain information in this proxy statement. As it is only a summary, please refer to the complete proxy statement and the Annual Report on Form 10-K for the year ended December 31, 2024 (2024 Form 10-K) before you vote. Information on the composition of our board of directors is presented based on data as of the date of this proxy statement. References to “Global Payments,” the “Company”, “we,” or “our” herein refer to Global Payments Inc.
2025 Annual Meeting of Shareholders
Date and Time:	Thursday, April 24, 2025, at 8:30 a.m. Eastern Daylight Time
Virtual Meeting Site:
www.virtualshareholdermeeting.com/GPN2025
Our 2025 annual meeting of shareholders will be held in a virtual meeting format only with no physical location. Shareholders who held shares as of the record date may attend the meeting by logging in at www.virtualshareholdermeeting.com/GPN2025 using the 16-digit control number included on the proxy card or notice.

Record Date:	March 3, 2025
Voting:	Holders of our common stock as of the close of business on the record date may vote at the 2025 annual meeting. Each shareholder is entitled to one vote per share for each director nominee and one vote per share for each of the other proposals described below.
Proposals and Voting Recommendations
Proposal	Board Vote Recommendation	Page Number
1 – Election of Ten Directors	FOR each nominee	26
2 – Advisory Vote on Compensation of Our Named Executive Officers (NEOs) (“say-on-pay” vote)	FOR	57
3 – Ratification of the Appointment of Deloitte as Our Independent Registered Public Accounting Firm	FOR	94
4 – Approval of the Global Payments 2025 Incentive Plan	FOR	97
5 – Approval of Amended ESPP	FOR	104
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 1

General Information about the Company for 2024
For a detailed discussion of our financial results for 2024, see the 2024 Form 10-K.
Performance Highlights
2024 was a transformative year for Global Payments. We achieved our financial targets for the year and positioned our organization to execute on a simplified strategy to deliver long-term sustainable performance, including by:
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Establishing our new mission, vision, and values.

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Completing a strategic review of our operating model and organizational structure.

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Initiating a broad operational transformation agenda.

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Aligning our brand identity across assets and go-to-market activities, including unifying POS businesses under the Genius brand.

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Divesting AdvancedMD as part of our effort to accelerate value creation and emphasize the markets where we are best positioned to compete and win.

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Returning a significant amount of capital to shareholders through share repurchases and dividends.

2 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

2024 Business Goals
Our vision, culture, and values all align and provide the critical foundation needed to achieve our business goals:

Market leader at the center of software and payments + **Delivering innovative commerce solutions that leverage best-in-class technology**

90% of our board of directors have technology and cyber-security experience

Delivering commerce enablement solutions globally to expand our leading position as a sales-driven, product-led company

100% of our board of directors have global business experience

Enabling frictionless, best-in-class customer experiences, creating longer-term relationships

100% of our board of directors have industry experience

Streamlining, simplifying and unifying our organization and pursuing portfolio actions to unlock value

100% of our board of directors have strategic planning and mergers and acquisitions experience

Nurturing our culture and values to continue to attract, retain, develop and advance a qualified, skilled, diverse, and inclusive workforce that contributes to our mission

90% of our board of directors have human capital management experience

Supporting our communities as a socially responsible company with purpose and understanding

40% of our board of directors have sustainability experience

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 3

Board and Corporate Governance Highlights
2025 Director Nominees Overview
In accordance with the Company’s charter and bylaws, members of the board stand for election each year. The board currently consists of twelve members. As determined by the board and consistent with the recommendation of the Governance and Nominating Committee, ten directors will stand for election at the 2025 annual meeting. Ms. Marshall and Mr. Turner each will continue as a director through the 2025 annual meeting, when their current terms expire. The board thanks Ms. Marshall and Mr. Turner for their respective years of service and dedication to the board and for their many contributions to the Company. The board has approved a reduction in the number of directors constituting the board from twelve to ten members, effective immediately following the closing of the polls for the election of directors at the 2025 annual meeting.
Name	Tenure	Principal Occupation	Non- Employee	Audit Committee	Compensation Committee	Governance and Nominating Committee	Technology Committee
M. Troy Woods	5.5 Years	Independent Chair of the Board	Yes
Cameron M. Bready	2 Years	Chief Executive Officer, Global Payments Inc.	No
Connie D. McDaniel	5.5 Years	Chair of the Board, Virtus Mutual Fund Family	Yes
F. Thaddeus Arroyo	5.5 Years	Chief Strategy & Development Officer, AT&T, Inc.	Yes
Robert H.B. Baldwin, Jr.	9 Years	Former Vice-Chair, Heartland Payment Systems, Inc.	Yes
John G. Bruno	11 Years	President and Chief Operating Officer, Xerox Holdings Corporation	Yes
4 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

Name	Tenure	Principal Occupation	Non- Employee	Audit Committee	Compensation Committee	Governance and Nominating Committee	Technology Committee
Joia M. Johnson	5.5 Years	Former Chief Administrative Officer, Hanesbrands Inc.	Yes
Kirsten Kliphouse	1.5 Years	Former President of Google Cloud Americas	Yes
Joseph H. Osnoss	2.5 years	Managing Partner, Silver Lake	Yes
William B. Plummer	8 Years	Former Chief Financial Officer, United Rentals Inc.	Yes
Chair	Member
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 5

Director Nominee Demographics

Tenure*

6
Average
Years

2

new independent directors

over the past 2.5 years

Independence

10%
90%

Independent   Non-Independent

Racial/Ethnic Composition

25%
75%

Diverse   Non-Diverse

Gender Composition

30%
70%

Female

Indicates board representation of the qualification

*
Represents independent director nominees

6 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

Active Board Refreshment
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 7

Director Qualifications
The board annually reviews directors’ skills and expertise to ensure the board represents a diverse skill set oriented to the historical and emerging needs of the business. The board has identified the following key qualifications and experiences that are important to be represented on the board as a whole. Information regarding each nominee’s skills and qualifications can be found within their individual biographies on pages 27-36.
8 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

Skills Definitions:
Leadership and Senior Management Experience demonstrated breadth and depth of management and leadership experience
Public Company Experience experience with public company reporting responsibilities and the issues commonly faced by public companies
Industry Experience experience in the financial services or payments industry
Risk Management, Compliance and Governance experience in risk management, compliance and governance
Strategic Planning and Mergers and Acquisitions experience in strategic planning, business development and mergers and acquisitions
Accounting and Finance experience in corporate finance, financial accounting or financial management

Technology and Cyber-security
experience with cyber-security, information technology or digital transformation, or relevant innovation (including with new technologies, product development or scientific research)

Sustainability experience with environmental sustainability and companies’ commitments and capabilities to minimize their environmental footprint, manage their energy consumption, and limit waste

Human Capital Management
experience in recruitment, retention, succession planning for key roles, and development and compensation matters for employees, including those with diverse skills and backgrounds

Global Business Experience
international experience (such as living and working or having responsibilities for businesses outside of the United States) and understanding of the culture of countries outside of the United States

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 9

Board and Corporate Governance Highlights
We have adopted leading governance practices that establish strong independent leadership in our boardroom and provide our shareholders with meaningful rights.
BOARD STRUCTURE AND INDEPENDENCE

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An independent Chair of the board, separate from our CEO, oversees the board’s activity, including leading board meetings, fostering board cohesion and participation, and working with the CEO to create board agendas

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Nine out of ten director nominees are independent

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Annual election of directors

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Two new independent directors added to the board since 2022

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Independent directors meet without management and non-independent directors present

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Each director attended 75% or more of the meetings of the board and the committees on which he or she served

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Fully independent Audit, Compensation, Governance and Nominating, and Technology Committees

SHAREHOLDER RIGHTS
• Proxy access for shareholders • Majority voting for directors in uncontested elections	• No supermajority voting requirements • 15% threshold for shareholders to call a special meeting
BOARD OVERSIGHT

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Board and its committees exercise oversight of the Company’s enterprise risk management (ERM) program

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Dedicated regular board meeting focused on Company strategy

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Open access to senior management and information

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Proactive and strategic board and senior management succession planning

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The Audit Committee oversees the integrity of the Company’s financial statements and legal and regulatory compliance

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The Governance and Nominating Committee oversees sustainability matters, which include environmental, social and corporate responsibility issues

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The Compensation Committee assists the board in its oversight of human capital management

SIGNIFICANT TECHNOLOGY, CYBER-SECURITY AND PRIVACY OVERSIGHT

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The Technology Committee oversees the Company’s Information Security program and enterprise risk exposure associated with our technology and cyber-security practices

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Chief Information Security Officer (CISO) reports directly to the Technology Committee

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Centralized Privacy Office, led by our Chief Privacy Officer, provides world-wide compliance support to project and technology teams with detailed privacy analysis

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The Company’s Internal Privacy Policy, together with associated standards and procedures, provides a comprehensive compliance framework to inform and guide the handling of personal data within the organization, as well as external sharing and data transfer.

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Cyber-risk insurance policy aligns with our business objectives and customer expectations

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For a description of our cyber-security practices, see the 2024 Form 10-K

10 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

STRONG CORPORATE GOVERNANCE PRACTICES

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Annual robust board and committee self-evaluations, including Chair interviews of board members and management

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Over-boarding restrictions

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Significant stock ownership requirements for our NEOs, other members of senior management and directors

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Mandatory board of directors retirement age of 75

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Robust Code of Business Conduct and Ethics for employees and directors

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Director orientation program to complement the recruitment process

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Annual Global Responsibility Report disclosing our performance, progress and strategy on key sustainability and governance topics

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Political Activity Policy outlining the rationale and ethical framework for how we participate in the political and public policy process New

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Net zero carbon emissions commitment by 2040

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 11

Shareholder Outreach
We believe in providing transparent and timely information to our investors. Our senior management, as well as professionals in our Investor Relations department, routinely provide information to and receive feedback from our investors in a wide variety of formats. To the extent we receive shareholder proposals in connection with a given year’s annual meeting of shareholders, we also typically include a discussion of those proposal topics in our engagements for the following year.
Feedback received through management’s discussions with investors, as well as engagement with proxy advisory firms that represent the interests of a wide array of shareholders, is reported to and discussed with the board. In addition, many of the changes to our sustainability, governance and compensation programs implemented over the last several years have been directly informed by views and insights gathered through our prior engagement efforts and our review of current market practices.

Who We Engage:
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Institutional shareholders

•
Sell-side analysts

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Retail shareholders and shareholder advocates

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Fixed income investors

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Proxy advisory firms

•
Sustainability and
governance thought leaders

How We Engage: • Quarterly earnings calls • Investor conferences • Annual shareholder meetings • Investor roadshows, on-site visits and virtual meetings • One-on-one meetings	How We Communicate: • Annual report • Proxy statement • SEC filings • Press releases • Company website • Investor presentations • Global Responsibility Report

Commitment to Transparency
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Investors expressed their appreciation for the opportunity to engage directly with our then-lead independent director.

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Our board is provided with our shareholders’ feedback for consideration.

•
Our website disclosures address critical matters of interest to our stakeholders

◦
Political activity/political spending

◦
Global Responsibility Report

◦
Sustainability

◦
EE0-1 Report

12 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

2024 Shareholder Engagement
As part of our engagement program in connection with our annual shareholder meeting and proxy matters, we conducted extensive outreach with our shareholders during 2024.
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 13

Shareholder Proposal on Political Spending Disclosure
At our 2024 annual meeting, we received a shareholder proposal requesting the board to provide a report on the Company’s political spending, including the Company’s participation in trade associations. The board recommended against the shareholder proposal.
62% of the votes cast at the 2024 annual meeting opposed the shareholder proposal.

What We Heard	Actions Taken Following Shareholder Engagement

Shareholders were pleased that our Governance and Nominating Committee is charged with overseeing the Company’s political activity.
While many shareholders indicated that the original shareholder proposal was too prescriptive, some expressed that they favor the establishment of a policy outlining the basis and criteria for making political contributions and our governance framework surrounding these decisions.
We engaged directly with the proponent of the 2024 shareholder proposal to elaborate on our initiatives, policies and practices, as well as actions taken in response to feedback received from our investors.

•
We are committed to balancing the perspectives we heard by strengthening our disclosure practices in alignment with investor priorities.

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Accordingly, we further enhanced our disclosures by adopting a Political Activity Policy, which outlines the ethical framework and rationale for how we participate in the political and public policy process. Our Political Activity Policy is available on our governance website.

•
To better inform our shareholders and the public, we also provide an annual report of the Company’s PAC contributions, which is available on our website.

•
Additionally, in 2025, we began to publicly disclose the following information, which we intend to provide on an annual basis:

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Direct corporate political contributions made in the U.S.

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Direct independent political expenditures

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Donations to 501(c)(4) entities where it was determined the contribution was used for election-related activities.

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Memberships in U.S.-based national trade associations where non-deductible dues exceed $25,000, including the portion used for political purposes.

Director Overboarding
What We Heard	Actions Taken Following Shareholder Engagement

Shareholders continued to focus on director time commitments, some specifically revisiting the topic of board service and potential overboarding for Mr. Osnoss. At the time of the 2024 annual meeting of shareholders, Mr. Osnoss exceeded the Company’s board service limitation guidelines due to his professional obligations associated with his employment.
Shareholders also recognized and were responsive to the fact that Mr. Osnoss serves on the boards of other public companies as the designated representative of his employer, a leading global technology investment firm, that has invested in these companies. Notably, some shareholders expressed that this perspective prompted them to reconsider their voting policy on his board service in this instance, acknowledging the value of such commitments as consistent with those of other members of our board who serve in executive roles at other companies.

•
The Governance and Nominating Committee has carefully considered — and has committed to do so annually — the time commitment and responsibilities associated with directorship, ensuring that each director can effectively contribute to our Company without compromising their effectiveness elsewhere.

•
Moreover, the board amended the Company’s corporate governance guidelines to reflect that the Governance and Nominating Committee evaluates the nature of and time involved in a director’s service on other boards in evaluating the suitability of individual directors and making director nominations.

•
All directors, including Mr. Osnoss, are currently within the Company’s guidelines for outside board service.

14 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

Executive Compensation
After considering the 88% shareholder approval in 2024 and following our annual review of our executive compensation philosophy, the Compensation Committee decided to retain our overall approach to executive compensation for 2024.

What We Heard	Actions Taken Following Shareholder Engagement

Shareholders generally expressed satisfaction with the structure of our 2023 executive compensation program.
Some shareholders opined that performance targets for long-term compensation should be based on free cash flow or another GAAP target instead of adjusted EPS.
In addition, some shareholders suggested using return on invested capital as an additional performance evaluation metric to improve pay for performance alignment.

•
The Compensation Committee believes that the use of adjusted EPS provides a strong incentive for sustained results over the long-term. The Compensation Committee reviewed the construct of our performance units (PSUs) and, after considering market practice and discussing with its independent consultant, determined to retain adjusted EPS as the sole metric for 2024 PSU awards to drive continued focus on long-term shareholder return. The Committee further determined that it would continue to evaluate supplemental PSU metrics for future periods.

•
Continued the executive compensation program as revised in 2023, reflecting the continued alignment of our program with our strategic objectives.

•
See also “2025 Performance Metrics for Short-Term Incentive Plan” on page 66 for a discussion of updates made to our 2025 executive compensation program.

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 15

Compensation Philosophy
Our executive compensation program is designed not only to retain and attract highly qualified and effective executives, but also to motivate them to substantially contribute to Global Payments’ future success for the long-term benefit of shareholders and team members and reward such executives for doing so. Accordingly, the board and Compensation Committee believe that there should be a strong relationship between pay and corporate performance (both financial results and stock price), and our executive compensation program reflects this belief.
Compensation Practices
What We Do	What We Don’t Do

☑
Tie pay to financial and share price performance

☑
Employ robust goal-setting process to align goals with Company strategy

☑
Retain an independent compensation consultant

☑
Benchmark against our peer group

☑
Conduct an annual say-on-pay vote

☑
Adjust performance metrics under our short-term incentive plan to reflect acquisition and disposition impacts

☑
Require Compensation Committee certification of performance results for purposes of NEOs’ compensation

☑
Payouts under our short-term incentive plan and long-term PSUs are capped at 200% of target

☑
Employ “double-trigger” change-in-control compensation

☑
Maintain a comprehensive clawback policy that requires the Company to recover incentive compensation in the event of an accounting restatement

☑
Impose minimum stock ownership thresholds as a percentage of base salary (CEO, 600%; all other NEOs, 400%) and holding periods until such thresholds are met

☑
Our board and management team greatly value the opinions and feedback of our shareholders, which is why we engage with our shareholders on executive compensation

☒
Provide for excise tax gross-ups

☒
Permit hedging or pledging of our stock

☒
Re-price or backdate stock options or issue discounted stock options or SARs

☒
Permit liberal share recycling or “net share counting” upon exercise of stock options or SARs

☒
Pay dividend equivalent rights on PSUs

☒
Provide excessive perquisites, benefits or severance benefits

☒
Count unexercised options (vested or unvested) and unearned PSUs towards satisfaction of stock ownership guidelines

16 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

How our Compensation Program Supports our Business Strategy
	Core Component	Objective Features	Page
Salary	Base Salary	Base salaries are intended to provide compensation consistent with our NEOs’ responsibilities, experience and performance in relation to the marketplace.	63
Short-Term Cash Incentives	Annual Cash Incentives	Our annual performance plan rewards short-term Company performance, while aligning the interests of our NEOs with those of our shareholders. Our annual cash incentives are based on annual financial performance objectives established by the Compensation Committee. Final payout is based on the Compensation Committee’s analysis and certification of the Company’s performance against the pre-established goals.	64
Long-Term Equity Incentives	Performance Units	PSUs vest after a three-year performance period, based on EPS and relative total shareholder return (TSR) results. PSUs incentivize the achievement of long-term performance objectives and share price performance to align our NEOs’ economic interests with those of our shareholders.	67
	Stock Options	Stock options vest in equal installments on each of the first three anniversaries of the grant date. Stock options are intended to provide a strong incentive for creation of long-term shareholder value, as stock options may be exercised for a profit only to the extent the price of our stock appreciates after the grant date.	68
	Restricted Stock	Restricted stock granted as part of our annual compensation program vests in equal installments on each of the first three anniversaries of the grant date. Time-based restricted stock provides a retentive element to our compensation program, while tying the value of the award to the performance of our stock.	68
2024 Compensation Highlights
The following charts show the mix of total target compensation in 2024 for Mr. Bready and the average of our other continuing NEOs, as well as the portion of compensation that is subject to forfeiture (“at risk”) or performance-based.
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 17

Commitment to Sustainability and Corporate Responsibility
Global Payments recognizes its responsibility as a global corporate citizen to operate in a responsible and sustainable manner. We prioritize transparency in our actions and reporting, including reporting sustainability information using the Sustainability Accounting Standards (SASB) and Task Force on Climate-Related Financing Disclosures (TCFD) frameworks in our Global Responsibility Report.
In 2024, we published our annual Global Responsibility Report (which is not incorporated into this proxy statement), which sets forth our four Global Responsibility Pillars of Culture & Values, Environmental Sustainability, Community Impact and Corporate Responsibility. The following reflects a summary of these policies and recent initiatives.
Sustainability and Corporate Responsibility Oversight
Our board oversees our integrated sustainability strategy and activities at both the full board and committee levels, with the Governance and Nominating Committee having formal oversight of these matters, as reflected in the committee’s charter.
To advance our sustainability initiatives, our management steering committee, which is comprised of Company leaders from a variety of interested business functions, reports to the Governance and Nominating Committee on sustainability matters. This management steering committee serves as a central coordinating body, facilitating our integrated sustainability strategy and reporting efforts. In addition, our Compensation Committee oversees our strategies and policies related to human capital management and assists our full board with oversight with respect to our People, Access, and Belonging efforts.
18 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

2024 Sustainability and Corporate Responsibility Highlights
Throughout the year we made significant progress towards our objectives. Some highlights across these objectives include:
Human Capital Management and Culture
☑
Disclosed in our annual Global Responsibility Report voluntary team member attrition rate details.

☑
Completed a Company-wide organizational health index survey to assess and benchmark our current practices, core organizational strengths and highlight areas for improvement. Feedback from this survey helped us to better gauge and understand core organizational strengths and areas for improvement. It has also proven to be a valuable source of insights for our management and board in formulating strategies and initiatives aimed at addressing key areas identified.

☑
Routinely disclose our Company’s EEO-1 report statistics.

☑
Employee Resource Groups (ERGs) continue to grow. Our ERGs now consist of the Global Payments Ability Network, the Global Payments Somos Network, the Global Payments Pride Network, the Global Payments Onyx Network, the Global Payments Veterans Network, the Global Payments Lotus Network and the Global Payments Women’s Network. Participation in the Company’s ERGs is open to all employees.

Environmental Sustainability
☑
Our annual Global Responsibility Report is aligned with SASB and TCFD, and documents our progress on our sustainability commitments and initiatives.

☑
Continued updates to Scope 1, 2, and 3 GHG emissions disclosure across 11 different categories.

☑
Despite absorbing EVO Payments’ footprint, our combined scope 1, 2, and 3 GHG emissions declined in 2023 compared to 2022.

☑
Expanded water usage disclosures to include two years of data for water intensity and water withdrawn.

☑
Continued our submissions to CDP, providing transparent and standardized disclosures on the Company’s climate impacts.

Third-Party Recognition of our Corporate Responsibility Leadership

Scored 100% on the Human Rights Campaign’s Corporate Equality Index, which is the national benchmarking tool on corporate policies and practices pertaining to LGBTQIA+ employees.
Leadership Development, Culture and Human Capital Management
Our overall workforce strategies are developed and managed by our Chief Human Resources Officer, who reports directly to our CEO. More broadly, the board and the Compensation Committee provide oversight on certain culture and human capital management topics, including succession plans for critical talent.
We regularly engage with our team members through a variety of forums, including periodic surveys, to help us understand their perspectives related to workplace culture, engagement, talent management and well-being and to inform our human capital strategies and initiatives. The results of all of these different methods of interactions are also leveraged to further develop our talent management initiatives. Moreover, the board also reviews this critical feedback and receives updates on management’s plans in response thereto.
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 19

To support the realization of our vision and demonstrate our commitment to our employees, we have established the following mission, vision, and values:
Mission	Vision
To empower digital transformation with payment and software solutions that elevate commerce experiences and enhance business operations	To enrich lives around the world by making commerce effortless for businesses and consumers
Values
Passion We are deeply committed to serving our customers and supporting our team members and communities	Excellence We deliver outstanding quality in all that we do with a high degree of integrity, pride and professionalism
Accountability We are trusted to always do the right thing and are responsible for our outcomes	Ingenuity We are solution oriented and innovation focused
Care We are kind, compassionate, inclusive and empathetic
Talent Management and Retention
We place an emphasis on attracting and retaining highly skilled team members and having a workforce that is connected to the communities in which we work and live around the world. To that end, we have implemented programs and initiatives focused on enriching new hire experiences, developing team members through extensive training and professional development opportunities, including mentorship and leadership programs, promoting team members’ wellness and safety, and providing flexible work arrangements. Furthermore, we offer comprehensive and competitive pay and benefits packages, including paid parental leave, team member assistance, savings and retirement programs, and equity-based awards that vest over a period of time to support retention of key contributors. We also strive to celebrate and recognize the efforts of our team members through a combination of programs, including team appreciation activities and awards programs to honor top performers and notable contributors.
Health and Well-Being
The success of our business is connected to the well-being of our team members. Accordingly, we are committed to the health, safety and wellness of our team members worldwide, and we provide team members with various health and wellness programs and benefits, including employee education and assistance programs that focus on physical, financial, family, social and emotional resources.
Employee Growth and Development
Our strategy to develop and retain the best talent includes an emphasis on team member development and training. We provide a variety of training and development opportunities to team members globally, including our online training platform that contains a vast array of tools and application resources for all team members to build learning experiences and skills. In order to help our team members strengthen the skills and behaviors needed for career advancement, our performance management program enables team members to drive their development with a focus on growth, performance, and well-being through regular meetings with their leaders.
20 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

People, Access and Belonging
Our Chief Human Resources Officer is charged with developing, implementing and enhancing our efforts to provide access and belonging to all employees, and lead a dedicated and specialized team to do so. Our Compensation Committee assists the board in overseeing the Company’s human capital initiatives, providing the board with regular updates.
Our human capital strategy is centered around a focus on People, Access, and Belonging, which reflects our holistic approach to fostering an inclusive and empowering workplace across our global organization. These pillars guide our policies, practices and initiatives as we continue shaping a workplace culture that prioritizes engagement, equity, and collaboration, empowering individuals across our global footprint.
Global Workforce Representation
Our Company has always prided itself on inclusiveness and embraces all of its team members across its geographic regions. We currently do business around the world, with approximately 27,000 team members living and working in 37 countries. As of December 31, 2024, approximately 56% of our workforce resided in the Americas, 21% in Europe and 23% in Asia Pacific. Many of our team members are highly skilled in technical areas specific to payment technology and software solutions.
Gender in Global Workforce	Gender in Leadership	Race in U.S. Workforce	Race in U.S. Leadership

Demographic data is based on Company records as of December 31, 2024 and totals may not equal exactly to 100% due to rounding.
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 21

Questions and Answers About Our Virtual Annual Meeting and this Proxy Statement
1.
Why did I receive these materials?

This proxy statement is being furnished to solicit proxies on behalf of the board of directors of our Company for use at the 2025 annual meeting of shareholders and at any adjournments or postponements thereof. The 2025 annual meeting will be held virtually on Thursday, April 24, 2025 at 8:30 a.m., Eastern Daylight Time.
2.
How to Join the Virtual Annual Meeting?

Shareholders can attend the virtual 2025 annual meeting at www.virtualshareholdermeeting.com/GPN2025 by entering the 16-digit control number included on their proxy card or notice that they previously received. If you hold your shares in street name and did not receive a 16-digit unique control number with your proxy materials, please contact your bank, broker, or other holder of record as soon as possible to obtain a valid legal proxy and for instructions on how to obtain a control number to be admitted to and to vote at the 2025 annual meeting. Online access to the webcast will open 15 minutes prior to the designated start time. Those who do not have a control number may attend as guests, but will not be able to vote shares or submit questions during the webcast. While voting during the virtual meeting will be permitted, Global Payments encourages shareholders to vote in advance of the meeting.
Once you are admitted to the meeting as a shareholder, you may vote during the meeting and also submit questions by following the instructions available on the virtual meeting website during the meeting. Questions submitted must comply with the rules of conduct for the meeting, which will be available to shareholders on the virtual website. We reserve the right to exclude questions regarding topics that are not pertinent to the meeting, the Company, or that are not compliant with the rules of conduct for the meeting.

The meeting webcast will begin promptly at 8:30 a.m., Eastern Time, on Thursday, April 24, 2025. We encourage you to access the meeting prior to the start time, as check-in will begin at 8:15 a.m. If you experience technical difficulties during the check-in process or during the meeting, please call the technical support number that will be posted on the virtual annual meeting log-in page for assistance.

3.
What am I voting on and how does the board of directors recommend that I vote?

Our board of directors recommends that you vote FOR proposals 1 through 5.
•
Proposal 1:   Election of each of the ten directors nominated by our board

•
Proposal 2:   Approval, on an advisory basis, of the compensation of the NEOs for 2024. This proposal is referred to as the “say-on-pay” proposal

•
Proposal 3:   Ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2025

•
Proposal 4:   Approval of the Global Payments 2025 Incentive Plan

•
Proposal 5:   Approval of the Amended ESPP

4.
Could other matters be decided at the 2025 annual meeting?

Yes. The shareholders may transact any other business that may properly come before the 2025 annual meeting or any adjournments or postponements thereof. If any other matter properly comes before the meeting and you have submitted your proxy, the proxy holders will vote as recommended by the board or, if no recommendation is made, in their own discretion.
5.
Why did I receive a mailed notice of internet availability of proxy materials instead of a full set of proxy materials?

As permitted by the SEC, we are making this proxy statement and the 2024 Form 10-K available to our shareholders electronically via the internet. The notice contains instructions on how to access this proxy statement
22 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

and the 2024 Form 10-K and how to vote online or submit your proxy over the internet or by telephone. You will not receive a printed copy of the proxy materials in the mail unless you request one, which you may do by following the instructions contained in the notice. We encourage you to take advantage of the electronic availability of proxy materials to help reduce the cost and environmental impact of the 2025 annual meeting.
6.
How do I vote?

If you received a notice of electronic availability, that notice provides instructions on how to vote by internet, by telephone or by requesting and returning a paper proxy card. You may submit your proxy voting instructions via the internet or telephone by following the instructions provided in the notice. The internet and telephone voting procedures are designed to authenticate your identity, to allow you to vote your shares, and to confirm that your voting instructions are properly recorded. If your shares are held in the name of a bank or a broker, the availability of internet and telephone voting will depend on the voting processes of the bank or broker. Therefore, we recommend that you follow the instructions on the form you receive. If you received a printed version of the proxy materials by mail, you may vote by following the instructions provided with your proxy materials and on your proxy card.
7.
What if I change my mind after I vote?

Your submission of a proxy via the internet, by telephone or by mail does not affect your right to attend virtually the 2025 annual meeting. You may revoke your proxy before it is exercised in any of the following ways:
•
Deliver written notice of revocation to our Corporate Secretary at 3550 Lenox Road, Suite 3000, Atlanta, Georgia 30326, or submit to us a duly executed proxy card bearing a later date. To be effective, your notice of revocation or new proxy card must be received by our Corporate Secretary, Dara Steele-Belkin, at or before the start of the 2025 annual meeting.

•
Change your vote via the internet or by telephone at a later date. To be effective, your vote must be received before 11:59 p.m., Eastern Daylight Time, on April 23, 2025, the day before the 2025 annual meeting.

•
Change your vote at the meeting by logging into www.virtualshareholdermeeting.com/GPN2025.

8.
Who is entitled to vote?

All shareholders who owned shares of our common stock at the close of business on March 3, 2025 are entitled to vote at the 2025 annual meeting. On that date, there were 245,876,279 shares of common stock issued and outstanding, held by approximately 11,154 shareholders of record. Shareholders are entitled to one vote per share.
9.
How many votes must be present to hold the 2025 annual meeting?

In order for any business to be conducted, the holders of a majority of the shares entitled to vote at the 2025 annual meeting must be represented either in person by logging into the virtual meeting at www.virtualshareholdermeeting.com/GPN2025 or by proxy. This is referred to as a “quorum.” Abstentions and broker non-votes (described below) will be treated as present for purposes of establishing a quorum. If a quorum is not present, the 2025 annual meeting may be adjourned by the holders of a majority of the shares represented at the 2025 annual meeting. The 2025 annual meeting may be rescheduled at the time of the adjournment with no further notice of the reconvened meeting if the date, time and place of the reconvened meeting are announced at the adjourned meeting before its adjournment; provided, however, that if a new record date is or must be fixed, notice of the reconvened meeting must be given to the shareholders of record as of the new record date. An adjournment will have no effect on the business to be conducted at the meeting.
10.
What are the voting standards for the proposals?

The following table provides information about the votes needed to approve each proposal. A “majority of votes cast” means the number of shares voted “FOR” the proposal exceeds the number of shares voted “AGAINST” the proposal.
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 23

Item of Business	Board Recommendation	Voting Approval Standard	Effect of Abstention	Effect of Broker Non-Vote
1: Election of directors	FOR each director nominee	Majority of votes cast	None	None
2: Say-on-pay	FOR	Majority of votes cast	None	None
3: Ratification of the appointment of Deloitte as our independent registered public accounting firm	FOR	Majority of votes cast	None	N/A
4: Approval of Global Payments 2025 Incentive Plan	FOR	Majority of votes cast	None	None
5: Approval of Amended ESPP	FOR	Majority of votes cast	None	None

11.
What is the difference between a “shareholder of record” and a “beneficial owner of shares held in street name?”

Shareholders of record.   If your shares are registered directly in your name with our transfer agent, Computershare, you are the shareholder of record with respect to those shares, and we sent the notice of electronic availability directly to you. If you request copies of the proxy materials by mail, you will receive a proxy card.
Beneficial owners of shares held in street name.   If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and the notice of electronic availability was forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the 2025 annual meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. If you request copies of the proxy materials by mail, you will receive a voting instruction form.
12.
What happens if I do not return a proxy or do not give specific voting instructions?

Shareholders of record.   If you are a shareholder of record and you do not vote via the internet, by telephone or by mail, your shares will not be voted unless you vote during the virtual meeting. If you are a shareholder of record and you sign and return a proxy card without giving specific voting instructions, then your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the 2025 annual meeting.
Beneficial owners of shares held in street name.   If you hold your shares in street name and do not provide voting instructions to your broker, your broker will have the discretionary authority to vote your shares only on proposals that are considered “routine.” The only proposal at the 2025 annual meeting that is considered routine is the ratification of the appointment of our independent registered public accounting firm. All of the other proposals are considered “non-routine,” which means that your broker will not have the discretionary authority to vote your shares with respect to such proposals. Shares for which you do not provide voting instructions and a broker lacks discretionary voting authority are referred to as “broker non-votes.” Broker non-votes are counted as present for the purpose of establishing a quorum.
13.
What should I do if I receive more than one proxy or voting instruction card?

Shareholders may receive more than one set of voting materials, including multiple copies of the notice of electronic availability, these proxy materials and proxy cards or voting instruction cards. For example, shareholders who hold shares in more than one brokerage account may receive separate notices for each brokerage account in which shares are held. Shareholders of record whose shares are registered in more than one name will also receive more than one notice. You should vote in accordance with all of the notices you receive to ensure that all of your shares are counted.
24 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

14.
Who pays the cost of proxy solicitation?

The cost of soliciting proxies will be borne by us. However, shareholders voting electronically (via phone or the internet) should understand that there may be costs associated with electronic access, such as usage charges from internet service providers or telephone companies. In addition to solicitation of shareholders of record by mail, telephone or personal contact, arrangements will be made with brokerage houses to furnish proxy materials to their principals, and we may reimburse them for mailing expenses. Custodians and fiduciaries will be supplied with proxy materials to forward to beneficial owners of common stock.
15.
May I propose actions for consideration at next year’s annual shareholder meeting

Proposals for Inclusion in Next Year’s Proxy Statement (Rule 14a-8):   SEC rules permit shareholders to submit proposals for inclusion in our proxy statement if the shareholder and the proposal meet the requirements specified in Rule 14a-8 of the Securities Exchange Act of 1934, or the Exchange Act. Proposals submitted in accordance with Rule 14a-8 for inclusion in our proxy statement for the 2026 annual shareholder meeting must be received by our Corporate Secretary no later than close of business on November 13, 2025, which is 120 days before the one-year anniversary of the mailing of this proxy statement.
Director Nominees for Inclusion in Next Year’s Proxy Statement (Proxy Access):   Our bylaws permit a shareholder (or a group of no more than 20 shareholders) owning 3% or more of the voting power of all shares of our issued and outstanding common stock continuously for at least three years to nominate up to an aggregate limit of two candidates or 20% of our board (whichever is greater) for inclusion in our proxy statement. Notice of such nominees must be received no earlier than October 14, 2025 and no later than close of business on November 13, 2025.
Other Business Proposals/Director Nominees:   Our bylaws also set forth the procedures that a shareholder must follow to nominate a candidate for election as a director or to propose other business for consideration at shareholder meetings, in each case, not submitted for inclusion in next year’s proxy statement (either under proxy access or Rule 14a-8), but instead to be presented directly at shareholder meetings. In each case, director nominations or proposals for other business for consideration at the 2026 annual shareholder meeting submitted under these bylaw provisions must be received by our Corporate Secretary between October 14, 2025 and November 13, 2025. Special notice provisions apply under our bylaws if the date of the annual meeting is more than 30 days before or 60 days after the anniversary date.
Universal Proxy Rules:   In addition to satisfying the requirements under our bylaws, to comply with the universal proxy rules under the Securities Exchange Act of 1934, as amended, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for consideration at the 2026 annual shareholder meeting must provide notice that sets forth the information acquired by Rule 14a-19 under the Exchange Act no later than November 13, 2025, which is 120 days before the one year anniversary of the mailing of this proxy statement.
Our Corporate Secretary address is: 3550 Lenox Road, Suite 3000, Atlanta, GA 30326. Notice must include the information required by our bylaws, which are available without charge upon written request to our Corporate Secretary.
Cautionary Note Regarding Forward-Looking Statements
This proxy statement contains forward-looking statements as defined in the Exchange Act and is subject to the safe harbors created therein. The forward-looking statements contained herein are generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “committed,” “ensure,” or the negative of these terms or other similar expressions. Forward-looking statements are based on the beliefs and assumptions of our management and on currently available information. Accordingly, our future plans and expectations may not be achieved, and our results could differ materially from those anticipated in our forward-looking statements as a result of many known and unknown factors, many of which are beyond our ability to predict or control. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in the 2024 Form 10-K and in other documents that we file with the SEC. We undertake no responsibility to publicly update or revise any forward-looking statement, except as required by law.
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 25

Proposal One: Election of Directors for a
One-Year Term
2025 Nominees for Directors
The board currently consists of twelve members. As determined by the board and consistent with the recommendation of the Governance and Nominating Committee, ten directors will stand for election at the 2025 annual meeting. Ms. Marshall and Mr. Turner each will continue as a director through the 2025 annual meeting, when their current terms expire. The board approved a reduction in the number of directors constituting the board from twelve to ten members immediately following the closing of the polls for the election of directors at the 2025 annual meeting. Proxies cannot be voted for a greater number of persons than the nominees named.
Our board believes that the skills, experience, and personal qualities of the director nominees, as described below, will continue to contribute to an effective and well-functioning board. Included in each director nominee’s biography is a description of select key qualifications and experience that led the board to conclude that each nominee is qualified to serve as a member of the board. All biographical information below is as of the date hereof. For information on the factors the board considers when evaluating candidates for nomination, see “Board and Corporate Governance — Board Membership Criteria” on page 40.
Election Process
The Company has a majority of the votes cast standard to elect directors in uncontested elections of directors, such as this election. Under the Company’s bylaws, a nominee must receive a greater number of votes “FOR” than “AGAINST” his or her election. If an uncontested nominee who is already a director receives more “AGAINST” votes than “FOR” votes, that director will continue to serve as a “holdover director,” but is required to tender his or her resignation to the board. If the tendered resignation does not expressly require acceptance by the board, the resignation will become effective immediately, or upon the date set forth in the resignation, and there will be a vacancy on the board upon the effective date of the resignation. If the tendered resignation specifies that it is not effective until accepted by the board, the board has the discretion to accept or reject the resignation. In such a case, the Governance and Nominating Committee will promptly consider the tendered resignation and recommend to the board whether to accept or reject the tendered resignation. The Company will publicly disclose the board’s decision within 90 days from the date of the certification of the election results.
In each case, the director nominee, if elected, will serve a shorter term in the event of his or her resignation, retirement, disqualification, or removal from office or death. In the event that any of the nominees is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for such other person(s) as they may select, subject to the guidelines set forth above. If a choice is specified on the proxy card by a shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted “FOR” each of the nominees.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR.
26 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

Director Nominee Biographies
M. Troy Woods Independent Chair of the Board
Age: 73	Committee(s): • None	Current Public Company Directorship(s): • None
Director Since: 2019
Other Public Company Directorship(s) in the Past Five Years:
•
None

Select Professional and Community Contributions:
•
Member, board of directors of the YMCA of Metropolitan Columbus, GA, a non-profit youth organization that offers programs to support youth development

•
Member, Business Roundtable, a non-profit association of executives of major US companies

•
Member, board of trustees, Mercer University

Race/Ethnicity: White

Top Skills and Qualifications:
•
Knowledge and expertise in the payments and financial services industry through a 30-year career at Total System Services, Inc. (TSYS), which merged with and into Global Payments, including service as Chair, President and CEO

•
Extensive valuable core business knowledge from overseeing all operations and performance at TSYS. This experience is key to Mr. Woods’ leadership as the Chair of the Board.

•
Strong organizational, leadership and risk management skills

•
Significant experience with business diversification, capital allocation and international expansion

Career Highlights:
•
Former Chair, President and Chief Executive Officer of TSYS (2014 – 2019); President and Chief Operating Officer (2003 – 2014); Executive Vice President (1995 – 2003); Vice President (1987 – 1995)

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 27

Cameron M. Bready Chief Executive Officer
Age: 53	Committee(s): • None	Current Public Company Directorship(s): • Crawford & Company
Director Since: 2023
Other Public Company Directorship(s) in the Past Five Years:
•
None

Select Professional and Community Contributions:
•
Member of the board of directors of The Electronic Transaction Association (since 2018)

•
Member of the Metro Atlanta Chamber of Commerce (since 2021)

•
Member of the board of trustees of Woodruff Arts Center (since 2024)

•
Member of the board of trustees of Pace Academy (since 2019)

•
Member of the Business Roundtable (since 2023)

Race/Ethnicity: White

Top Skills and Qualifications:
•
Strong foundation in the financial services and technology industry, providing a deep understanding of market dynamics

•
Extensive leadership capabilities, financial acumen and strategic vision having served as both President and Chief Operating Officer and CFO of Global Payments through periods of immense growth and transformation

•
Deep knowledge of Global Payments’ customer base and services

Career Highlights:
•
Chief Executive Officer of Global Payments (since June 2023)

•
President and Chief Operating Officer of Global Payments, overseeing the Company’s worldwide merchant solutions businesses across North America, Europe, Asia Pacific and Latin America, along with worldwide operations, risk management, product and real estate (2019 – 2023)

•
Senior Executive Vice President and Chief Financial Officer of Global Payments (2014 – 2019)

•
Executive Vice President and Chief Financial Officer, ITC Holdings Corp., a publicly-traded independent electric transmission company (2012 – 2014)

28 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

F. Thaddeus Arroyo Independent Director
Age: 61	Committee(s): • Technology (Chair) • Governance and Nominating	Current Public Company Directorship(s): • None
Director Since: 2019
Other Public Company Directorship(s) in the Past Five Years:
•
None

Select Professional and Community Contributions:
•
Member, board of directors of the National Center for Women & Information Technology, a non-profit organization that works to increase participation of girls and women in computing

•
Member, executive advisory board, SMU Cox School of Business

•
Trustee, Dallas Museum of Art

Race/Ethnicity: Hispanic

Top Skills and Qualifications:
•
Extensive experience developing and executing business strategies and driving growth through his multi-year career in various executive positions at AT&T

•
Extensive information security, cyber-security and technology innovation expertise, having led the transformation of AT&T’s technology strategy

•
Significant global business and industry experience, including several years of service as a director of TSYS

•
Mergers and acquisitions expertise

Career Highlights:
•
Chief Strategy and Development Officer of AT&T, Inc., a Fortune 100 company and leading global telecommunications company, where he oversees corporate strategy, corporate development, venture investments and business development (since 2022)

•
Chief Executive Officer of AT&T Consumer, the consumer internet, video entertainment and mobility business of AT&T (2019 – 2022); Chief Executive Officer of AT&T Business, the integrated global Business Solutions organization of AT&T (2017 – 2019); Chief Executive Officer of AT&T Mexico, LLC (2015 – 2016); President-Technology Development of AT&T (2014 – 2015); Chief Information Officer of AT&T (2007 – 2014)

•
Former Chief Information Officer of Cingular Wireless (2001 – 2007)

•
Former Senior Vice President of Product Marketing and Development of Sabre Inc. (1992 – 2001)

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 29

Robert H.B. Baldwin, Jr. Independent Director
Age: 70	Committee(s): • Audit • Compensation	Current Public Company Directorship(s): • None
Director Since: 2016
Other Public Company Directorship(s) in the Past Five Years:
•
None

Select Professional and Community Contributions:
•
Member, board of directors of Communities in Schools, a national dropout prevention organization

•
Member, board of directors of OvationCXM, Inc., a privately held software company

Race/Ethnicity: White

Top Skills and Qualifications:
•
Business and industry expertise derived from 16-year career as a member of Heartland Payment Systems, Inc.’s executive management team, culminating as its Vice Chairman, where he was responsible for key industry relationships, investor relations, information security and customer service operations

•
Extensive executive and leadership experience

•
Substantial experience in financial and accounting matters through tenure as Chief Financial Officer of both Heartland Payment Systems Inc. and COMFORCE Corp.

•
Significant merger and acquisition expertise

•
Risk and audit oversight

Career Highlights:
•
Former Vice Chairman (an executive office) of Heartland Payment Systems Inc. (2012 – 2016); Interim Chief Financial Officer (2013 – 2014); President (2007 – 2012); Chief Financial Officer (2000 – 2011)

•
Former Chief Financial Officer of COMFORCE Corp., a staffing company (1998 – 2000)

•
Former Managing Director, Smith Barney (1985 – 1998)

•
Former Vice President, Citicorp. (1980 – 1985)

30 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

John G. Bruno Independent Director
Age: 60	Committee(s): • Compensation (Chair) • Technology	Current Public Company Directorship(s): • Xerox Holdings Corp.
Director Since: 2014	Other Public Company Directorships in the Past Five Year(s): • Valor Latitude Acquisition Corp.
Race/Ethnicity: White

Top Skills and Qualifications:
•
Extensive public company strategy, business leadership, enterprise risk management and M&A experience

•
Extensive information security, cyber-security, and technology innovation expertise derived from over 25 years in the technology industry in various executive leadership roles as a CEO, COO, CMO, CTO, and CIO

•
Global business operations experience

•
Strong sustainability experience spearheading various environmental initiatives in his role as a Chief Operating Officer

Career Highlights:
•
President and Chief Operating Officer, Xerox Holdings Corp., a Fortune 500 company (since 2022)

•
CEO and Managing Partner of Storm Ventures, LLC, a privately-held expert advisory management consulting firm (2021 – 2022)

•
Former Chief Operating Officer and Chief Executive Officer of the Data & Analytics Services business unit of Aon, plc, a publicly-traded global risk management service provider (2019 – 2021); Chief Operations Officer (2017 – 2019); Executive Vice President of Enterprise Innovation and Chief Information Officer (2014 – 2017)

•
Former President, Industry Solutions and Field Operations, NCR Corporation, a publicly traded technology company (2013 – 2014), where Mr. Bruno chaired the company’s Enterprise Risk Management Committee; Executive Vice President of Corporate Development and Chief Technology Officer (2008 – 2013)

•
Former Managing Director, Goldman Sachs Group, Inc. (2007 – 2008) and Merrill Lynch & Co. (2006 – 2007)

•
Senior Vice President, General Manager, RFID Division of Symbol Technologies, Inc. (2004 – 2005); Senior Vice President, Corporate Development and Chief Technology Officer (2004 – 2005); Senior Vice President, Business Development, and Chief Information Officer (2002 – 2004)

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 31

M. Johnson Independent Director
Age: 65	Committee(s): • Governance and Nominating • Compensation	Current Public Company Directorship(s): • Regions Financial Corporation • Sylvamo Corporation
Director Since: 2019
Other Public Company Directorship(s) in the Past Five Year(s):
•
None

Select Professional and Community Contributions:
•
Board member and past Chair of the American Arbitration Association, the world’s largest provider of alternative dispute resolution services

Race/Ethnicity: African-American

Top Skills and Qualifications:
•
Global leadership experience over several corporate functions for publicly traded companies, including legal, human resources, corporate social responsibility, corporate security and real estate

•
Experience in human capital management, and specifically leadership in human resources

•
Merger and acquisitions expertise

Career Highlights:
•
Former Chief Administrative Officer (2016 – 2021) and General Counsel and Secretary (2007 – 2021), Hanesbrands, Inc., a publicly traded marketer of innerwear and activewear apparel

•
Former Executive Vice President, General Counsel and Corporate Secretary, RARE Hospitality International, Inc., a publicly traded restaurant franchise owner and operator (2001 – 2007)

•
Member of the board of directors of Novant Health, a private network of clinics, outpatient services and hospitals

32 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

Kirsten Kliphouse Independent Director
Age: 58	Committee(s): • Technology	Current Public Company Directorship(s): • Dun & Bradstreet • Labcorp Holdings Inc. (LabCorp.)
Director Since: 2023
Other Public Company Directorship(s) in the Past Five Years:
•
None

Select Professional and Community Contributions:
•
Recipient of the Founders Award for superior leadership and contributions to the business

Race/Ethnicity: White

Top Skills and Qualifications:
•
Cyber-security and information technology experience, certified in cyber-security oversight by the National Association of Corporate Directors

•
Experience in delivering growth and innovation to several of the world’s largest global organizations, including Google and Microsoft

•
Depth of experience within the technology sector, mergers and acquisitions, and business development

Career Highlights:
•
Former President of Google Cloud Americas, where she was responsible for leading and growing the sales, go-to-market, customer engagement, channel and services organizations (2022 – 2023)

•
Former President of Google Cloud North America (2019 – 2022)

•
Former Senior Vice President and General Manager of Red Hat, Inc., a subsidiary of International Business Machines Corporation (2018 – 2019)

•
Former CEO of Yardarm Technologies, a hardware and software solutions company (2017 – 2017)

•
Former Corporate Vice President for services, support and sales of Microsoft, where she led more than 10,000 employees globally (1991 – 2016)

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 33

Connie D. McDaniel Independent Director Former Lead Independent Director
Age: 66	Committee(s): • Governance and Nominating (Chair) • Audit	Current Public Company Directorship(s): • Virtus Mutual Fund Family
Director Since: 2019
Other Public Company Directorship(s) in the Past Five Years:
•
None

Select Professional and Community Contributions:
•
Member, board of directors of the North Florida Land Trust, a non-profit organization focused on land preservation

•
Received the Service to Georgia State University’s J. Mack Robinson College of Business Award (2010) and the Georgia State University Distinguished Alumni Award (2016)

•
Named by Treasury & Risk Magazine as one of the Top 100 Most Influential People in Finance (2007)

Race/Ethnicity: White

Top Skills and Qualifications:
•
Substantial experience in financial and accounting matters through tenure as the chief audit executive of a Fortune 100 public company

•
Mergers and acquisitions and international business experience

•
Expertise from serving as a director of publicly traded companies and mutual funds

•
Risk management and risk assessment, and audit oversight experience, specifically relating to financial and legal and regulatory risk

•
Provides a unique perspective on social matters and is a recipient of an ESG certification from Competent Boards

Career Highlights:
•
Chair of the board of the Virtus Mutual Funds Board (since 2025, member of the board since 2021)

•
Former Vice President and Chief of Internal Audit, The Coca-Cola Company (2009 – 2013) and its Vice President, Global Finance Transformation (2007 – 2009) and Vice President and Controller (1999 – 2007)

34 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

Joseph H. Osnoss Independent Director
Age: 47	Committee(s): • Compensation • Technology	Current Public Company Directorship(s): • EverCommerce Inc. • First Advantage Corporation (Chair of the Board) • Global Blue Group Holding AG
Director Since: 2022
Other Public Company Directorship(s) in the Past Five Years:
•
Sabre Corporation

•
Far Point Acquisition Corporation

•
Cornerstone OnDemand, Inc.

•
Zuora, Inc.

Select Professional and Community Contributions:
•
Visiting Professor in Practice at the London School of Economics

•
Participant in The Polsky Center Private Equity Council at the University of Chicago

•
Member of the Advisory Board at Stanford University Research Initiative on Long-Term Investing

•
Trustee of Brunswick School

Race/Ethnicity: White

Top Skills and Qualifications:
•
Significant experience in private equity investing

•
Substantial domestic and international business experience

•
Substantial public director experience

•
Extensive experience in information technology

Career Highlights:
•
Managing Partner, Silver Lake, a global technology investment firm (since 2019), and other roles since 2002

•
Investment Banker, Goldman, Sachs & Co.

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 35

William B. Plummer Independent Director
Age: 66	Committee(s): • Audit (Chair)	Current Public Company Directorship(s): • Waste Management Inc.
Director Since: 2017
Other Public Company Directorship(s) in the Past Five Years:
•
Custom Truck One Source, Inc. (f/k/a Nesco Holdings, Inc.)

•
Mason Industrial Technology

Select Professional and Community Contributions:
•
Recognized as one of the U.S. Best CFOs by Institutional Investor Magazine and one of the 100 Most Powerful Executives in corporate America by Black Enterprise Magazine

Race/Ethnicity: African-American

Top Skills and Qualifications:
•
Executive leadership experience, including service as the Chief Financial Officer of United Rentals, Inc.

•
Extensive financial and accounting expertise, which enables Mr. Plummer to provide valuable leadership to the oversight of financial reporting

•
Risk and audit oversight

•
Significant experience in operational, financial and strategic development

•
Substantial public director experience

Career Highlights:
•
Corporate director and business consultant/advisor (since 2019)

•
Senior advisor to United Rentals Inc., a publicly traded equipment rental company (2018 – 2019), and Executive Vice President and Chief Financial Officer (2008 – 2018)

•
Former Chief Financial Officer, Dow Jones & Company, Inc. (2006 – 2007)

•
Former Vice President and Treasurer, Alcoa, Inc. (2000 – 2006)

•
Former director and member of the audit and technology committees of John Wiley & Sons, Inc., a publisher and service provider in the scientific research, higher education and professional development fields (2003 – 2019)

There is no family relationship between any of our NEOs or directors. Other than as described elsewhere in this proxy statement or arrangements or understandings with the directors solely in their capacities as such, there are no arrangements or understandings between any of our directors and any other person pursuant to which any of them was elected as a director.
36 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

Board of Directors, its Committees, Meetings
and Functions
Corporate Governance
Effective Board Leadership Structure
Our board believes that strong, independent board leadership and oversight is critical to effective corporate governance. Since 2013, our Chair and Chief Executive Officer roles have been separated. The board believes this current structure of separating the roles of Chair and Chief Executive Officer allows our Chief Executive Officer to focus his time and energy on strategy and operations. At the same time, given his experience in the industry and prior roles at TSYS, our independent Chair is an effective liaison between the board and senior management and leads the board in its risk oversight responsibilities. This configuration ensures seamless communication and collaboration between management and the board, promoting effective governance.
The board does not have a policy that addresses whether the roles of Chair and Chief Executive Officer should be separate or combined. The Company’s corporate governance guidelines provide that, if the Chair of the board is not an independent director, then the board shall appoint a lead director, who shall be an independent director. If the Chair is an independent director, the board may appoint a lead independent director. In connection with the board’s determination that the Chair is independent, the board has eliminated the role of lead independent director.
Taking all of this into account, the board believes that our current structure and the below outlined authority and responsibilities, as detailed further in our corporate governance guidelines, continue to allow the board to focus on key strategic, policy and operational issues and provide critical and effective leadership.
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 37

Troy Woods Independent Chair	Cameron Bready Chief Executive Officer

✓
Presiding at all meetings of the board (including executive sessions)

✓
Conferring with the CEO on the Company’s strategy and strategic plan

✓
Engaging with the CEO and the Company’s executive leadership team between board meetings on business developments

✓
Generally approving information provided to the board, board meeting agendas and meeting schedules to ensure there is sufficient time for discussion of all agenda items

✓
Leading board self-assessment interviews with all directors

✓
Presiding over shareholder meetings

✓
Representing the board in communications with major shareholders and other stakeholders, as needed

✓
Creating and implementing the Company’s vision and mission

✓
Leading the development of the Company’s strategies — both short and long-term

✓
Setting meaningful and measurable operating and strategic goals for the Company

✓
Establishing a strong performance management culture

✓
Assessing and managing the Company’s exposure to risk

✓
Serving as the primary interface between management and the board

✓
Reviewing organizational structure needs and developing ongoing management succession plans

✓
Representing the face of the Company to stakeholders

✓
Providing regular updates and information to the board on all key issues and business developments and status of operations

38 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

Board Independence
At least a majority of our directors, and all of the members of our Audit Committee, Compensation Committee and Governance and Nominating Committee, must be “independent” based on the listing standards of the New York Stock Exchange (NYSE). Each year, our board of directors reviews the independence of our directors and considers, among other things, relationships and transactions during the past three years between each director or any member of his or her immediate family, on the one hand, and our Company and our subsidiaries and affiliates, on the other hand.
The purpose of the review is to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent as defined under the NYSE listing standards.
The NYSE listing standards provide that to qualify as an “independent” director, in addition to satisfying certain bright-line criteria, our board of directors must affirmatively determine that a director has no material relationship with our Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with our Company). Additional independence requirements established by the SEC and the NYSE apply to members of the Audit Committee and the Compensation Committee.
Using these standards for determining the independence of its members, the board determined that the following director nominees are independent1:
F. Thaddeus Arroyo	Joia M. Johnson	Joseph H. Osnoss
Robert H.B. Baldwin, Jr.	Kirsten Kliphouse	William B. Plummer
John G. Bruno	Connie D. McDaniel	M. Troy Woods

1
In addition, the directors who are not standing for re-election, Ruth Ann Marshall and John Turner, were also determined to be independent.

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 39

Board Membership Criteria
The Governance and Nominating Committee assesses potential candidates based on their history of achievement, the breadth of their business experiences, whether they bring specific skills or expertise in areas that the committee has identified as desired, and whether they possess the personal attributes and experiences that will contribute to the sound functioning of our board. Our corporate governance guidelines embody these principles and set forth the following non-exclusive criteria for directors:
✓ Experience — Particular skills and leadership experience that are relevant to the Company’s strategic vision.

✓
Diversity — The board and Governance and Nominating Committee value diverse perspectives among our directors and believe that diversity on our board should be a priority, and therefore actively seek diverse candidates with regard to background and other attributes and skills.

✓ Age and Tenure — The age and board tenure of each incumbent director.

✓
Board Size — The Governance and Nominating Committee periodically evaluates whether a larger or smaller board would be preferable, depending on the board’s needs and the availability of qualified candidates.

✓ Board Independence — Independence of candidates for director nominees, including the appearance of any conflict in serving as a director.
✓ Board Contribution — Integrity, business judgment and commitment.
✓ Other Public Company Service — The number of other public company boards on which a director may serve.
✓ Director Commitment — The director’s ability to devote sufficient time to his/her role as a director and any committee service.
40 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

Process for Identifying and Adding New Directors; Continuing Education
Our board routinely engages in succession planning and adds new members on an opportunistic basis when it identifies candidates whom it believes have experience, skill sets and other characteristics that will enhance board effectiveness. We have a mandatory retirement age and our board engages in recruitment as appropriate to support its refreshment efforts.
The Governance and Nominating Committee identifies and adds new directors using the following process:
1	2	3
Collect Candidate Pool	Holistic Candidate Review	Recommendation to the Board
• Independent search firms • Director recommendations • Shareholder recommendations
•
Governance and Nominating Committee focuses on candidates with skills that align to the Company’s long-term corporate strategy as well as areas of current and future anticipated needs most critical to the board.

•
Prior to a vote as to whether a potential nominee is recommended, the candidates that emerge from the process are interviewed by members of the committee and other board members, including the Chair.

•
Extensive due diligence is conducted by the Company and/or third parties, including soliciting feedback from our other directors and applicable persons outside the Company.

		• The Governance and Nominating Committee presents qualified candidates to the board for review, consideration and approval.
Directors are encouraged to participate in education programs as they see fit to stay informed about corporate governance developments, industry trends, and best practices relevant to their overall board contributions and specific committee roles. The Company provides educational opportunities for directors during regularly scheduled board meetings and provides access to third-party educational programs. The Company maintains a subscription for board members to the National Association of Corporate Directors (NACD), a recognized authority focused on advancing board leadership and establishing boardroom practices.
Board Refreshment
We periodically review our board’s composition to ensure that we continue to have the right mix of skills, background and tenure necessary to promote and support the Company’s long-term strategy. The board currently believes that an appropriate size is seven to twelve members, allowing, however, for changing circumstances that may warrant a higher or a lower number. The board also believes that directors develop an understanding of the Company and an ability to work effectively as a group over time that provides substantial value, and therefore a significant degree of continuity year-over-year is beneficial to shareholders and generally should be expected.
Our board’s succession planning efforts have resulted in significant board refreshment, including the appointment of two new independent directors to our board since 2022 — bringing fresh perspectives, diverse experiences and new insights to enhance the effective oversight of our business. In addition, two members of the board who have served for over 18 and 5 years, respectively, are expected to conclude their service at the 2025 annual meeting.
Following the changes summarized under “Active Board Refreshment” on page 7, seven of our ten nominated directors have joined our board within the last six years. This was complemented by meaningful committee refreshment. These changes are consistent with our board’s long-term strategy to refresh its composition to best position our Company for the future.
Commitment to Diverse Perspectives and Inclusion
The board regards diversity in terms of education, skills, background, professional experiences and tenure as an important consideration for determining the optimal board composition.
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 41

Limitation on other Board and Audit Committee Service
As part of the annual board evaluation process, and as required by our corporate governance guidelines, the Governance and Nominating Committee evaluates the nature of and amount of time involved in a director’s service on other boards in evaluating the suitability of individual directors, their ability to devote a sufficient amount of time to serving on the board and making director nominations.
Our corporate governance guidelines establish the following limits on our directors serving on publicly-traded company boards and audit committees. The Governance and Nominating Committee may grant exceptions to the limits on a case-by-case basis after taking into consideration the facts and circumstances of the request.
Director Category	Limit on publicly-traded board and audit committee service, including Global Payments
All directors	4 boards
Director who is a CEO of Global Payments	2 boards
Directors who serve on Audit Committee	3 audit committees
All directors are within the Company’s guidelines for outside board service.
Attendance at Board, Committee and Annual Shareholder Meetings
Our full board of directors met five times during 2024. Each of our directors attended at least 75% of the meetings of the board, including meetings of the committees on which he or she served during 2024. Pursuant to our corporate governance guidelines, all of our directors are expected to attend the 2025 annual meeting of shareholders, and all directors attended the 2024 annual meeting.
Board and Committee Membership
Our board has four standing committees that assist the board in carrying out its responsibilities: an Audit Committee, a Compensation Committee, a Technology Committee, and a Governance and Nominating Committee. Each committee is composed entirely of independent directors. Each committee reports any activities, discussions, recommendations and approvals to the board at each regularly scheduled board meeting and operates under a charter approved by the board and reviewed annually by the respective committee and the board. Each committee charter and our corporate governance guidelines are available in the Investor Relations section of our website, www.company.globalpayments.com.
Board and committee leadership and membership is reviewed annually by the board, upon recommendation of the Governance and Nominating Committee. Upon recommendation of the Governance and Nominating Committee, the board considers committee composition on an annual basis, believing that, while the Company benefits from having a level of consistency in our committee composition and committee chairs, fresh perspectives likewise facilitate enhanced board and committee performance.
Investment Agreement
Pursuant to the terms of an investment agreement (Investment Agreement) among the Company and certain affiliates of Silver Lake Group, L.L.C. (Silver Lake), Silver Lake is entitled to designate one individual to our board as long as Silver Lake or its affiliates beneficially own at least 50% of the aggregate principal amount of the Company’s 1.00% convertible senior notes due 2029 (including the amount of such notes converted into shares of our common stock) issued to Silver Lake. In accordance with the terms of the Investment Agreement, in October 2022, Silver Lake designated, and our board appointed, Joseph H. Osnoss to our board.
42 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

A description of each standing committee is included on the following pages.
Audit Committee

William B. Plummer (Chair)	Members: William B. Plummer (Chair)*, Robert H. B. Baldwin, Jr., Connie D. McDaniel, and John T. Turner1	5 meetings in 2024 All members are independent
Key Objectives:
•
Assists the board in its oversight responsibilities relating to the quality and integrity of our financial reporting and disclosure obligations.

•
Appoints, retains and approves the compensation of the Company’s independent auditor.

•
Oversees, monitors and evaluates the qualifications, performance and independence of the independent auditor.

•
Approves the scope of the annual audit activity (including reviewing the proposed audit plan and the integration of the independent and internal audit efforts).

•
Oversees the Company’s internal audit function and is responsible for the appointment of the head of the Internal Audit department.

•
Oversees the Company’s ERM program, as well as vendor risk management, insurance, and physical security, and the internal controls designated to mitigate risks related to these topics.

•
Reviews regular deep dive reports from the Chief Risk Officer on cyber-security, privacy and data governance.

•
Assists the board in overseeing the Company’s ethics and compliance program and confidential whistleblower process.

•
Reviews regular reports from the General Counsel on litigation, regulatory and compliance topics.

•
Reviews and approves related party transactions.

•
Meets independently with each of the Chief Financial Officer, Chief Audit Executive, General Counsel, and independent auditor.

Risk Oversight Role:
•
Oversees the Company’s performance to ensure alignment with the risk assessments and tolerance levels prescribed in the ERM program with respect to the Company’s major financial risk and enterprise exposure.

•
Oversees the Company’s internal controls and financial reporting.

1
Mr. Turner is not standing for re-election at the 2025 annual meeting.

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 43

Audit Committee Financial Experts:
William B Plummer	Robert H. B. Baldwin, Jr.	Connie D. McDaniel
The board has determined that Mr. Plummer, Mr. Baldwin and Ms. McDaniel each qualify as audit committee financial experts, as defined in the applicable SEC rules, and that all Audit Committee members are financially literate.
44 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

Governance and Nominating Committee

Connie D. McDaniel (Chair)	Members: Connie D. McDaniel (Chair), Thaddeus Arroyo; Joia Johnson; Ruth Ann Marshall1, and John T. Turner1	4 meetings in 2024 All members are independent
Key Objectives:
•
Establishes and evaluates qualifications for our directors to ensure our full board and its committees continue to operate functionally and with an appropriate degree of independence from management.

•
Evaluates and recommends director nominees for election at annual meetings of shareholders or to fill vacancies, and manages the board and committees refreshment process.

•
Reviews and recommends the board’s committee structure and composition.

•
Oversees the Company’s sustainability and governance activities, including the activities of the management steering committee and the Company’s periodic corporate responsibility reports.

•
Oversees the Company’s corporate governance guidelines, including procedures for shareholders and other parties to communicate with the board.

•
Administers the board’s policy on related party transactions and recommends any revisions to it.

•
Oversees retention and compensation of search firms to be used to identify director candidates.

•
Leads the annual assessment of effectiveness of the board and committees.

•
Identifies and considers emerging corporate governance issues and trends.

•
Receives periodic reports on government relations issues pertaining to the Company.

•
Reviews the Company’s political activities, contributions and expenditures and political activity policy.

•
Reviews shareholder proposals and recommends to the board actions to be taken in response to each proposal.

Risk Oversight Role:
•
Oversees our risk management activities with respect to our corporate governance structure at the board and senior management level and sustainability issues, trends and policies.

•
Promotes a risk-aware culture by, for example, reviewing our Code of Conduct and Ethics, and the Code of Ethics for Senior Financial Officers.

1
Ms. Marshall and Mr. Turner are not standing for re-election at the 2025 annual meeting.

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 45

Compensation Committee

John G. Bruno (Chair)	Members: John G. Bruno (Chair), Robert H.B. Baldwin, Jr., Joia M. Johnson and Joseph H. Osnoss	4 meetings in 2024 All members are independent
Key Objectives:
•
Establishes and reviews the objectives of our executive compensation program.

•
Oversees our management succession plan.

•
Reviews and approves the Company’s strategies and policies related to human capital management and assists the board in the oversight of the Company’s People, Access, and Belonging efforts.

•
Reviews and approves the financial goals and objectives relevant to our CEO’s compensation.

•
Evaluates the performance of the CEO and determines his compensation level.

•
Reviews and approves the annual base salaries and annual incentive opportunities of the other NEOs.

•
Oversees the administration of the Company’s equity-based incentive compensation plans and the executive non-equity (cash) annual performance plan.

•
Oversees the Company’s clawback policy.

•
Assists the board in setting the form and amount of non-employee director compensation.

•
Responsible for the appointment, compensation and oversight of any compensation consultant or advisor.

•
Sets the Company’s stock ownership and retention and holding periods applicable to executives and directors.

•
Reviews the results of any shareholder advisory votes on executive compensation or other feedback on this subject that may be garnered through the Company’s shareholder engagement.

•
Reviews and approves the Company’s Compensation Discussion and Analysis and Compensation Committee Report for inclusion in the proxy statement.

Risk Oversight Role:
•
Oversees our risk management activities with respect to our compensation policies and practices for our directors and NEOs.

•
Considers our executive compensation programs from a risk perspective, conducting reviews and risk assessments of our compensation policies and practices, and monitors the compensation consultants, including their independence.

46 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

Technology Committee

F. Thaddeus Arroyo (Chair)	Members: F. Thaddeus Arroyo (Chair), John G. Bruno, Kirsten Kliphouse, Ruth Ann Marshall1 and Joseph H. Osnoss	4 meetings in 2024 All members are independent
Key Objectives:
•
Reviews the Company’s key initiatives and practices relating to information security, cyber-security, disaster recovery, business continuity, and data privacy and data governance, and monitors compliance with regulatory requirements and industry standards.

•
Provides board-level oversight with regard to significant technology and information security practices and cyber-risk profile.

•
Serves as a liaison between the board and the CISO with regard to our technology and information security practices and cyber-risk profile.

•
Monitors the Company’s compliance with technology-related regulatory requirements and industry standards.

•
Receives quarterly reports from the CISO concerning the status of the Company’s information security program, cyber-risk profile, and related matters.

•
Responsible for the oversight of the appointment, activities, organizational structure, qualifications and budget of the CISO.

•
Meets independently with each of the Chief Information Officer (CIO) and the CISO.

Risk Oversight Role:
•
Ensures that the Company’s strategic business goals are aligned with its technology strategy and infrastructure and that management has adequate support for the Company’s technology and information security needs.

•
Oversees the Company’s risk management related to technology and information security practices.

1
Ms. Marshall is not standing for re-election at the 2025 annual meeting.

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 47

Board Oversight
Our board is responsible for the oversight of management. In that regard, the primary responsibilities of the board include, but are not limited to, oversight of the Company’s business plan and the Company’s development of its strategy and risk management, including the oversight of the Company’s determination of risk appetite. In addition, the board receives regular reports on risk management activities from each of its standing committees to provide more in-depth oversight of specific key risk exposures. Please see pages 43-47 for additional information about the oversight responsibilities of each of our committees.

Board of Directors

- Strategic and financial considerations, operational, legal, reputational and M&A/integration risks, People, Access and Belonging oversight
- Other risks considered by committees

Audit Committee

- Financial reporting and disclosures
- Financial management and liquidity risks
- Enterprise risk management

Compensation Committee

- Executive compensation risk
- Director compensation risk
- Executive leadership succession
- Human capital strategy

Governance and Nominating Committee

- Board organization, membership, successions and structure
- Corporate governance
- Sustainability and corporate responsibility
- Political activities and expenditures

Technology Committee

- Information security (including cyber-security) and technological infrastructure
- Artificial intelligence
- Business continuity and disaster recovery
- Privacy and data governance

Management reports to the full board or appropriate board
committee on the management of significant risks to the enterprise.
Selected Areas of Board Oversight
Board’s Role in Overseeing Enterprise Risk Management
Our board of directors views the oversight of risk management as one of its key functions. While management is responsible for assessing and managing risk, our board is responsible for promoting an appropriate culture of risk management within the Company and setting the right “tone at the top.” The board oversees management’s implementation of the ERM program, including reviewing our enterprise risk portfolio and engaging directly with management to set high-level policy and ensure the long-term interests of the Company and its shareholders are being served.
At least annually, the board, acting directly or through its committees, discusses with management the appropriate level of risk relative to our strategy and objectives, identifies potential emerging risks, and reviews with management our existing risk management processes and their effectiveness. For certain risks, upon assessing potential impacts to our business and strategy, we may apply a longer-term view to monitoring and mitigation activities.
Each committee reports to the board at least quarterly regarding its designated areas of risk oversight in order to ensure alignment. The committees meet regularly in executive sessions with our Chief Financial Officer, General
48 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

Counsel, CIO, CISO, Chief Audit Executive and other members of senior management, during which the applicable committee examines our risk management processes, controls and procedures, talent and capabilities. These discussions ensure that management is properly focused on risk by, among other things, reviewing and discussing with the board the performance of senior management and business units of the Company.
In 2024, key areas of focus included updates on the Company’s strategic transformation, M&A activity, technology, cyber-security, information security, privacy and data governance, vendor due diligence and management, geopolitical threats, Federal Banking Agency examination program and outcomes, and legal and regulatory risks and oversight.
The Management Risk Committee is the executive-level management committee chaired by our Chief Risk Officer and reporting to senior management of the Company, including the executive leadership team. Our ERM program is designed to work across the Company to assess, govern and manage risks identified by management in the short-, intermediate- and long-term and oversee the Company’s response to those risks. In order to fulfill its responsibilities, the Management Risk Committee identifies, assesses, monitors, and seeks to mitigate the Company’s enterprise-wide key risks. From time to time, we also utilize industry information sources, such as professional services firms or subscription resources, to examine risk trends and changes, and benchmark our risk mitigation strategies against those of our peers. The ERM program also works in tandem with our accounting and financial reporting groups to align the risk identification and assessment process with our existing disclosure controls and procedures.
The board believes that the practices described above and our current leadership structure described in the “Corporate Governance — Effective Board Leadership Structure” section facilitate effective board oversight of risk management because they allow the board, working through its committees, to proactively participate in the oversight of management’s actions.
Board’s Role in Overseeing our Business Plan and Strategy
The board has oversight responsibility for management’s establishment and execution of our corporate strategy. Elements of strategy are discussed at every regularly scheduled board meeting, guided by current Company-level priorities. In addition to quarterly and specially scheduled meetings, the board holds regular meetings specifically focused on the Company’s strategy.
The board also regularly reviews the businesses’ strategic and operational priorities, the competitive environment, market challenges and economic trends, investments and partnerships, and integrations of recent acquisitions. At meetings occurring throughout the year, the board assesses capital allocation plans, the Company’s performance against the annual budget and against its peers, periodic examinations conducted by the Federal Banking Agencies, and potential mergers, acquisitions and dispositions for alignment with our strategic priorities. Additionally, our independent directors hold regularly scheduled executive sessions without management present, during which strategy is discussed.
In 2024, the board focused extensively on the Company’s strategic transformation activities and fostering organizational alignment to ensure the successful execution of these initiatives.
The Board’s Role in Overseeing Information Security and Cyber-Security Risk
Our board has delegated to the Technology Committee oversight of the Company’s cyber-risk and information security program. Specifically, subject to oversight by the full board, the Technology Committee, which is composed solely of independent directors, receives, at a minimum, quarterly reports from the CISO on the Company’s cyber-risk profile, information security initiatives, annual budget and emerging cyber-risks. Moreover, at every regular meeting of the Technology Committee, the CISO, who maintains a reporting line to the Technology Committee, provides the committee with updates and changes to the state, strategy and risks related to the information security program, as well as other security news and topics. The Technology Committee and Audit Committee also receive quarterly reports from the Chief Risk Officer regarding our risk exposure related to significant information technology and information security risks, and the board regularly receives information about these topics from the Chair of the Technology Committee, the CIO, and management. The board is apprised directly of security incidents as appropriate, pursuant to our security incident response practices.
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 49

The Company continues to prioritize the proper identification, assessment, mitigation and/or management of information security risks, as well as the role of the board in overseeing such activities. ERM has established information security as a top-tier corporate risk, and the CISO organization, which administers the Company’s information security program, continually refines and improves the information security program to ensure responsiveness to the evolving risk landscape. In 2024, key actions included, without limitation, a review and refinement of the Company’s three-lines-of-defense model for the identification, assessment, and management of information security risks; the development of a new unit within the information security function dedicated to the investigation and remediation of insider threats; and a variety of Company-wide security information awareness and training initiatives and communications.
Using the information provided to it through the mechanisms described above, the Technology Committee reviews our key initiatives and practices relating to information technology, information security, cyber-security, disaster recovery, business continuity, data privacy and data governance, and monitors compliance with regulatory requirements and industry standards. The Technology Committee helps to ensure that our strategic business goals are aligned with our technology strategy and infrastructure and that management has adequate support for the Company’s internal technology and information security needs.
Refer to the 2024 Form 10-K for additional information on our cyber-security practices.
Board Oversight of Sustainability and Corporate Responsibility Issues
At the board level, the Governance and Nominating Committee has primary oversight responsibility for the Company’s sustainability and corporate responsibility strategy, activities and risks, reviewing at least annually our policies and activities regarding sustainability and corporate responsibility and assessing our management of risks with respect thereto. The Governance and Nominating Committee meets with management to review and discuss the Company’s sustainability and social initiatives, challenges, and opportunities, so that it can advise on key matters that affect all of the Company’s stakeholders, and also briefs the board on current and emerging topics and progress on implementing the Company’s sustainability and corporate responsibility priorities on a periodic basis. For instance, during 2024, the Governance and Nominating Committee reviewed updates to our Global Responsibility Report, which included descriptions of our energy consumption and greenhouse gas emissions, our new mission, vision and values, and the results of our enterprise-wide team member engagement survey.
The Compensation Committee oversees the Company’s strategies and policies related to human capital management and assists the board with its oversight with respect to the Company’s People, Access and Belonging efforts. For instance, in 2024, the board and Compensation Committee focused on management’s progress in redesigning the organization to align with the Company’s new operating model and optimizing talent.
Additionally, each quarter the Audit Committee reviews and discusses with management the key risks on these topics identified from the ERM process, including their potential impact on our operations, our risk mitigation strategies, and related disclosure matters.
Board Oversight of Executive Compensation Program
Each year, the Compensation Committee, advised by its independent compensation consultant, undertakes a rigorous review of our executive compensation program and determines compensation in the context of our pay-for-performance philosophy. The Compensation Committee reviews and approves the goals and objectives used to determine executive compensation, evaluates performance considering such goals and objectives, and determines and approves compensation levels based on that evaluation. The Compensation Committee works closely with our Chief Executive Officer to establish performance goals that further our strategic objectives and to set compensation for the Company’s other NEOs.
Board Oversight of Political Contributions
We believe that the Company’s political activities and related spending, which are limited, reflect the interests of the Company and its shareholders and not those of any individual director, officer or team member. We are committed to being fully compliant with all federal, state, and local requirements associated with participating in the policy making and political process. The Governance and Nominating Committee maintains oversight of the Company’s political activities, contributions and expenditures. The head of our government relations team reports to the
50 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

Governance and Nominating Committee on at least an annual basis. The committee conducts an annual review of political contributions, corporate political expenditures, and the Company’s political activity strategies and policies, reporting on the same to the full board.
Political Activity and Spending
Global Payments is committed to participating in the political and public policy process in a responsible and ethical way that serves the best interests of our shareholders, employees, customers and the communities in which we operate. The Global Payments PAC makes political contributions on a bipartisan basis to political parties, political committees and candidates who understand the legislative and regulatory issues that are important to the Company and share our values and goals. Our head of Government Relations reports annually to the Governance and Nominating Activity on the PAC’s activities.
Additionally, in 2025, we began to publicly disclose the following information on an annual basis:
•
Direct corporate political contributions made in the U.S.

•
Direct independent political expenditures

•
Donations to 501(c)(4) entities where it was determined the contribution was used for election-related activities.

•
Memberships in U.S.- based national trade associations where non-deductible dues exceed $25,000, including the portion used for political purposes.

Evaluation of Board and Committee Effectiveness
Each year, our board and its committees conduct self-assessments to ensure they are performing effectively and to identify opportunities to improve board and committee performance. The self-assessment is conducted under the oversight of the Governance and Nominating Committee. Directors respond to a comprehensive questionnaire through an interview process with the chair of each committee, with the Chair of the board leading the discussion at the board level. The questionnaire asks directors to consider topics related to board and committee composition, structure, effectiveness and responsibilities, as well as the overall mix of director skills, experience, diverse perspectives and backgrounds. The board also engages with senior management as part of the evaluation process, seeking their feedback on the board’s performance and effectiveness to ensure alignment with the Company’s strategic objectives.
Each committee, as well as the board as a whole, then reviews and examines the responses from this assessment and makes appropriate recommendations to the board. The results of the assessments and any associated recommendations are then discussed by the board and the respective committees in executive session, with a view toward taking action to address any issues presented.
Codes of Conduct and Ethics
Global Payments has adopted a Code of Ethics for Senior Financial Officers that is applicable to the Chief Executive Officer and the Chief Financial Officer, and a Code of Conduct and Ethics that is applicable to all employees and directors of the Company. The codes deter wrongdoing and promote honest and ethical conduct, compliance with laws, rules and regulations and internal reporting of possible legal or ethics violations. The Code of Ethics for Senior Financial Officers and the Code of Conduct and Ethics are available on the Company’s website at: https://investors.globalpaymentsinc.com/governance/governance-documents.
Contacting Our Board of Directors
Any interested party may contact any individual director or independent directors as a group, or all of our directors by directing such communications to the applicable directors in care of the Corporate Secretary at our address at 3550 Lenox Road, Suite 3000, Atlanta, Georgia 30326. Any correspondence received by the Corporate Secretary in accordance with the foregoing will be forwarded to the applicable director or directors.
Board of Directors Compensation
Our non-employee Director Compensation Plan is designed to attract, retain and compensate highly-qualified directors by providing them with competitive compensation and an equity interest in our Company in order to align
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 51

their interests with those of our shareholders. In lieu of per-meeting fees, we pay our non-employee directors annual cash and stock retainers, which are payable in advance on the first business day after each annual meeting of shareholders (prorated for partial periods for new directors). We do not pay additional compensation to directors who are also our employees for their service as a director.
Our Compensation Committee periodically reviews our non-employee Director Compensation Plan and makes recommendations as necessary to our full board of directors.
Annual Director Compensation
There are three elements of our compensation program for non-employee directors: an annual cash retainer, an annual supplemental cash retainer (for certain leadership positions) and an annual stock retainer. The following table describes each element of director compensation for the shareholder year beginning in April 2024.
Director	Annual Basic Cash Retainer	Annual Supplemental Cash Retainer	Annual Stock Retainer (FMV)
Independent Chair of the Board	$125,000	$100,000	$285,000
Lead Independent Director	$125,000	$50,000	$230,000
Chair of Audit Committee	$125,000	$40,000	$230,000
Chair of Other Committees	$125,000	$30,000	$230,000
All Other Non-Employee Directors	$125,000	N/A	$230,000
The number of fully-vested shares of our common stock granted as the annual stock retainer is based on the market price of our common stock on the grant date. Directors are also reimbursed for their out-of-pocket expenses incurred in connection with attendance at board and committee meetings.
All of the non-employee directors are eligible to participate in our Non-Qualified Deferred Compensation Plan described under “Board and Corporate Governance — Director Compensation — Non-Qualified Deferred Compensation Plan” below. Ms. Marshall is the only current director who participated in 2024, and she did not receive any interest on deferred compensation at an above-market rate of interest.
2024 Director Compensation Table
The following table summarizes the compensation of our independent directors during 2024.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total($)
F. Thaddeus Arroyo	$155,000	$229,956	$384,956
Robert H.B. Baldwin, Jr.	$125,000	$229,956	$354,956
John G. Bruno	$155,000	$229,956	$384,956
Joia M. Johnson	$125,000	$229,956	$354,956
Kirsten Kliphouse	$125,000	$229,956	$354,956
Ruth Ann Marshall	$125,000	$229,956	$354,956
Connie D. McDaniel	$205,000	$229,956	$434,956
Joseph H. Osnoss	$125,000	$229,956	$354,956
William B. Plummer	$165,000	$229,956	$394,956
John T. Turner	$125,000	$229,956	$354,956
M. Troy Woods	$225,000	$285,016	$510,016

(1)
Represents basic and supplemental cash retainers earned during 2024. All annual cash retainers are payable in advance on the first business day after each annual meeting of shareholders (or on the day of a director’s appointment to the board, as applicable) and are considered fully earned when paid.

52 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

(2)
Represents the aggregate grant date fair value of awards of stock granted on April 26, 2024, all of which were fully-vested on the grant date, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, or FASB ASC Topic 718. The amount shown in this column is based on the closing price of our common stock on the applicable grant date. None of our independent directors had any unvested stock awards outstanding as of December 31, 2024.

The following table reflects the stock options for each independent director that were outstanding as of December 31, 2024.
Independent Directors	Options Outstanding as of December 31, 2024
F. Thaddeus Arroyo	4,822
Robert H.B. Baldwin, Jr.	—
John G. Bruno	—
Joia M. Johnson	3,123
Kirsten Kliphouse	—
Ruth Ann Marshall	—
Connie D. McDaniel	11,394
Joseph H. Osnoss	—
William B. Plummer	—
John T. Turner	25,517
M. Troy Woods	83,226
Non-Qualified Deferred Compensation Plan
The non-employee directors are eligible to participate in our Non-Qualified Deferred Compensation Plan, referenced herein as the deferred compensation plan. Ms. Marshall is the only current director who participated in the deferred compensation plan during 2024. Pursuant to the deferred compensation plan, non-employee directors are permitted to elect to defer up to 100% of their annual cash retainer. Participant accounts are credited with earnings based on the participant’s investment allocation among a menu of investment options selected by the deferred compensation plan administrator. Participants are 100% vested in the participant deferrals and related earnings. We do not make contributions to the deferred compensation plan and do not guarantee any return on participant account balances. Participants may allocate their plan accounts into sub-accounts that are payable upon separation from service or on designated specified dates. Except in the case of death or disability, participants may elect in advance to have their various account balances pay out in a single lump sum or in installments over a period of two to ten years. In the event a participant separates from service by reason of death or disability, the participant or his or her designated beneficiary will receive the undistributed portion of his or her account balances in a lump-sum payment. Subject to approval by the deferred compensation plan administrator, in the event of an unforeseen financial emergency beyond the participant’s control, a participant may request a withdrawal from an account up to the amount necessary to satisfy the emergency (provided the participant does not have the financial resources to otherwise meet the hardship).
Target Stock Ownership Guidelines
Our board of directors has implemented stock ownership guidelines for our directors in order to foster equity ownership and align the interests of our directors with our shareholders. Within five years of becoming a director, each director is expected to beneficially own a number of shares of our common stock at least equal in value to 500% of the director’s annual cash retainer. All of our non-employee directors were in compliance with the stock ownership guidelines as of the record date.
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 53

Common Stock Ownership
Common Stock Ownership by Management
The following table sets forth information as of February 26, 2025 with respect to the beneficial ownership of our common stock by (i) each of our current directors, (ii) each of our NEOs, and (iii) the 17 persons, as a group.
Name and Address of Beneficial Owner(1)	Shares Beneficially Owned with Sole Voting and/or Sole Investment Power(2)	Shares Beneficially Owned with Shared Voting or Shared Investment Power	Shares Issuable Upon Exercise of Stock Options(3)	Total	Percentage of Class
Named Executive Officers:
Cameron M. Bready	248,050		183,830	431,880	*
Robert Cortopassi	40,854		4,058	44,912	*
Josh J. Whipple	48,449		23,308	71,757	*
David L. Green	68,450		75,480	143,930	*
Andréa Carter	19,204		2,297	21,501	*
Shannon Johnston(4)	8,640		—	8,640	*
Independent Directors and Director Nominees:
F. Thaddeus Arroyo	9,920		4,822	14,742	*
Robert H.B. Baldwin, Jr.	42,738		—	42,738	*
John G. Bruno	15,497		—	15,497	*
Joia M. Johnson	12,181		3,123	15,304	*
Kirsten Kliphouse	2,724		—	2,724	*
Ruth Ann Marshall	47,313		—	47,313	*
Connie D. McDaniel	23,229		11,394	34,623	*
Joseph H. Osnoss	4,623(5)		—	4,623	*
William B. Plummer	12,333		—	12,333	*
John T. Turner	28,099	925,209(6)	25,517	978,825	*
M. Troy Woods	501,920		83,226	585,146	*
All Directors and Named Executive Officers as a Group (17)	1,134,224	925,209	417,055	2,476,488	*

*
Less than one percent.

(1)
The address of each of the directors and officers listed is c/o Global Payments Inc., 3550 Lenox Road, Atlanta, Georgia 30326.

(2)
Includes the number of shares of common stock the person “beneficially owns,” as defined by SEC rules, other than shares issuable upon the exercise of options that are currently vested or that will vest within 60 days of February 26, 2025. Unless otherwise indicated, each person listed in the table possesses sole voting and investment power with respect to the common shares reported in this column to be owned by such person.

(3)
Includes the number of shares that the person had a right to acquire as of, or within 60 days after, February 26, 2025, through the exercise of stock options.

(4)
Because Ms. Johnston departed the Company in September 2024, she is no longer required to report to the Company ownership of Company equity that she holds. Accordingly, the amount in the table reflects Ms. Johnston’s ownership of Company equity based on information reasonably available to the Company.

(5)
Includes 4,550 shares held by Mr. Osnoss for the benefit of Silver Lake Technology Management, L.L.C., certain of its affiliates or certain of the funds they manage.

(6)
The reporting person disclaims beneficial ownership except to the extent of his pecuniary interest.

54 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

Common Stock Ownership by Non-Management Shareholders
Below is information regarding the beneficial ownership of our securities by each person known to us to beneficially own more than 5% of any class of our securities as of February 26, 2025:
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares
BlackRock, Inc.(1)	17,654,029	6.8%
The Vanguard Group(2)	24,946,644	9.58%

(1)
This information is contained in a Schedule 13G/A filed by Blackrock, Inc. with the SEC on January 26, 2024. Blackrock, Inc. reported sole dispositive power of 17,654,029 shares and sole voting power of 15,851,805 shares. The address of Blackrock, Inc. is 40 East 52nd Street, New York, NY 10022.

(2)
This information is contained in a Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024. The Vanguard Group reported sole dispositive power for 23,843,982 shares, shared dispositive power for 1,102,662 shares, sole voting power for 0 shares, and shared voting power for 332,226 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 55

Biographical Information About Executive Officers
Biographical and other information about each of our executive officers is set forth below, except for Mr. Bready, our Chief Executive Officer, whose biographical information is provided above under “Director Nominees” beginning on page 28.
Name	Age	Current Position	Position with Global Payments and Other Principal Business Affiliations
Robert M. Cortopassi	49	President and Chief Operating Officer
President and Chief Operating Officer (Since July 2024); President, International Merchant Solutions and Vertical Markets (January 2022 – July 2024); President, Global Payments Integrated (October 2019 – January 2022); President, OpenEdge (October 2017 – October 2019); SVP and General Manager (April 2013 – October 2017); VP, Product Development (October 2012 – April 2013); SVP, Product Development and Technical Operations at Accelerated Payment Technologies, Inc. (October 2008 – October 2012); VP, Product Development at CAM Commerce Solutions, Inc. (July 1996 – September 2008)

Joshua J. Whipple	52	Senior Executive Vice President and Chief Financial Officer
Chief Financial Officer (since July 2022); Chief
Strategy and Enterprise Risk Officer of the
Company (March 2015 – July 2022); Investment
Banker at Bank of America Merrill Lynch
(June 2008 – February 2015); Investment Banker
at The Bear Stearns Companies, Inc. (August
2004 – May 2008); Manager at Accenture –
Strategy Consulting for Technology Firms
(August 1997 – August 2023)

David L. Green	57	Chief Administrative Officer
Chief Administrative Officer (since July 2024);
Chief Administrative and Legal Officer and
Corporate Secretary (July 2023 – July 2024);
General Counsel and Corporate Secretary
(November 2013 – June 2023); Senior Vice
President and Division General Counsel of the
Company (August 2011 – November 2013); Vice
President and Division General Counsel of the
Company (August 2007 – August 2011)

Andréa Carter	55	Chief Human Resources Officer
Chief Human Resources Officer (since 2020);
Senior Vice President, Human Resources –
Corporate, International and Talent Management
(September 2017 – January 2020); Chief Human
Resources Officer of Habitat for Humanity
(June 2016 – August 2017); Member of the
Board of Directors, Churchill Downs Incorporated
(since December 2022)

There are no arrangements or understandings between any of our executive officers and any other person pursuant to which any of them was appointed an officer, other than arrangements or understandings with our officers acting solely in their capacities as such.
56 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

Proposal Two: Advisory Vote to Approve the
2024 Compensation of Our Named Executive
Officers
In accordance with Section 14A of the Exchange Act, our board is asking shareholders to approve an advisory resolution on executive compensation. The advisory vote is a non-binding vote to approve the compensation of our NEOs in 2024. The vote, which is known as a “say-on-pay” vote, is intended to give our shareholders the opportunity to express their views on our NEOs’ compensation. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. The text of the resolution is as follows:
Resolved, that the Company’s shareholders APPROVE, on an advisory basis, the compensation of the Company’s NEOs as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the summary compensation table and related compensation tables and narrative discussion.
We urge you to read the Compensation Discussion and Analysis in this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. You should also read the summary compensation table and other related compensation tables and narrative disclosure, which provide additional details about the compensation of our NEOs in 2024.
The vote regarding the compensation of the NEOs described in this Proposal No. 2 is advisory and therefore, is not binding on us or our board. Although non-binding, our board values the opinions that shareholders express in their votes and will review the voting results and take them into consideration as it deems appropriate when making future decisions regarding our executive compensation programs. Our board of directors has adopted a policy providing for an annual say-on-pay vote. Unless our board of directors modifies this policy, the next say-on-pay vote will be held at our next annual shareholder meeting in 2026.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE 2024 COMPENSATION OF OUR NEOs, AS DISCLOSED IN THIS PROXY STATEMENT.
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 57

Compensation Discussion and Analysis
58 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes our executive compensation philosophy and program and compensation decisions made under the program for our NEOs for 2024. Our NEOs are listed below:
Management Changes
We experienced changes in our executive management team during 2024 that have impacted the NEOs included in this proxy statement. In July 2024, Robert Cortopassi, who was previously serving as President, International Merchant Solutions and Vertical Markets of Global Payments, was promoted to serve as the Company’s President and Chief Operating Officer. In determining the compensation arrangements for Mr. Cortopassi, the Compensation Committee considered market data, market practices for similar management transitions, and the input of our independent compensation consultant, FW Cook.
Ms. Johnston departed the Company, effective September 14, 2024, but is included as a NEO in this proxy statement pursuant of the rules of the SEC related to named executive officers.

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 59

2024 Executive Compensation Highlights
The following charts show the mix of total target compensation in 2024 for our Chief Executive Officer and the average of our continuing NEOs, as well as the portion of compensation that is subject to forfeiture (“at risk”) or performance-based.
* Performance units are reflected at target allocation.
	Core Component	Objective Features	Page
Salary	Base Salary	Base salaries are intended to provide compensation consistent with our NEOs’ responsibilities, experience and performance in relation to the marketplace.	63
Short-Term Cash Incentives	Annual Cash Incentives	Our annual performance plan rewards short-term Company performance, while aligning the interests of our NEOs with those of our shareholders. Our annual cash incentives are based on annual financial performance objectives established by the Compensation Committee. Final payout is based on the Compensation Committee’s analysis and certification of the Company’s performance against the pre-established goals.	64
Long-Term Equity Incentives	Performance Units	PSUs vest after a three-year performance period, based on EPS and relative total shareholder return (TSR) results. PSUs incentivize the achievement of long-term performance objectives and share price performance to align our NEOs’ economic interests with those of our shareholders.	67
	Stock Options	Stock options vest in equal installments on each of the first three anniversaries of the grant date. Stock options are intended to provide a strong incentive for creation of long-term shareholder value, as stock options may be exercised for a profit only to the extent the price of our stock appreciates after the grant date.	68
	Restricted Stock	Restricted stock granted as part of our annual compensation program vests in equal installments on each of the first three anniversaries of the grant date. Time-based restricted stock provides a retentive element to our compensation program, while tying the value of the award to the performance of our stock.	68
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Compensation Practices and Policies
What We Do	What We Don’t Do

☑
Tie pay to financial and share price performance

☑
Employ robust goal-setting process to align goals with Company strategy

☑
Retain an independent compensation consultant

☑
Benchmark against our peer group

☑
Conduct an annual say-on-pay vote

☑
Adjust performance metrics under our short-term incentive plan to reflect acquisition and disposition impacts

☑
Require Compensation Committee certification of performance results for purposes of NEOs’ compensation

☑
Payouts under our short-term incentive plan and long-term PSUs are capped at 200% of target

☑
Employ “double-trigger” change-in-control compensation

☑
Maintain a comprehensive clawback policy that requires the Company to recover incentive compensation in the event of an accounting restatement

☑
Impose minimum stock ownership thresholds as a percentage of base salary (CEO, 600%; all other NEOs, 400%) and holding periods until such thresholds are met

☑
Our board and management team greatly value the opinions and feedback of our shareholders, which is why we engage with our shareholders on executive compensation

☒
Provide for excise tax gross-ups

☒
Permit hedging or pledging of our stock

☒
Re-price or backdate stock options or issue discounted stock options or SARs

☒
Permit liberal share recycling or “net share counting” upon exercise of stock options or SARs

☒
Pay dividend equivalent rights on PSUs

☒
Provide excessive perquisites, benefits or severance benefits

☒
Count unexercised options (vested or unvested) and unearned PSUs towards satisfaction of stock ownership guidelines

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 61

Evolution of our Executive Compensation Program

2020

- NEOs voluntarily waived 50%-100% of base salary for at least 6 months in response to macroeconomic conditions caused by the COVID-19 pandemic
- NEOs waived the right to a cash incentive bonus irrespective of the Company's performance under such plan
- Compensation Committee made no adjustments to PSU and cash incentive metrics notwithstanding the impact of the COVID-19 pandemic

2021

- No base salary adjustments despite voluntary waivers in the prior year and no base salary increases since the closing of the merger with TSYS in 2019
- Bonuses earned at 200% of target, but cash payouts were reduced to 100% and the foregone cash was delivered in the form of restricted stock awards in 2022
- Special one-time Business Performance and Recovery awards granted to NEOs to recognize incremental service above and beyond their normal scope of responsibilities to maintain business continuity and customer satisfaction during the COVID-19 pandemic

2022

- Extensive engagement with shareholders in response to the advisory vote on executive compensation
- Refreshed composition of the Compensation Committee with two new independent directors

2023

- Compensation Committee stated its intention to not make future one-time incremental awards to our NEOS
- Enhanced proxy disclosure of annual and long-term incentive compensation design
- Eliminated adjusted EPS as duplicate metric in the annual and long-term incentives
- Reduced maximum payout opportunity for PSUs from 400% to 200% of target
- Adopted new clawback policy to comply with SEC/NYSE rules

Effect of Most Recent Shareholder Say-On Pay Advisory Vote on Executive Compensation
At the 2024 annual meeting of shareholders, approximately 88% of the votes cast on our say-on-pay proposal supported our 2023 NEO compensation program. We believe these results reflect investor support for our overall compensation philosophy and decisions and the previously disclosed changes we made to the program in 2023. Accordingly, the Compensation Committee did not make any changes to the underlying structure of our executive compensation program for 2024.
Nevertheless, the Compensation Committee regularly reviews the compensation program to ensure it remains competitive and aligned with our shareholders’ interests. As discussed under the “2024 Shareholder Engagement” section on page 13, we have proactive engagement with our shareholders on a number of topics, including executive compensation. During 2024, we reached out to our top 28 investors, representing approximately 60% of our outstanding shares, and held discussions with shareholders representing approximately 27% of our standing shares. Common questions we received about our executive compensation program related to the performance targets for our long-term equity incentives, many of which we have addressed earlier in this proxy statement in the summary chart on page 66.
Compensation Philosophy and Objectives
Our executive compensation program is designed not only to retain and attract highly qualified and effective executives, but also to motivate them to substantially contribute to Global Payments’ future success for the long-term benefit of shareholders and reward them for doing so. Accordingly, our board and Compensation Committee
62 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

believe that there should be a strong relationship between pay and corporate performance (both financial results and stock price), and our executive compensation program reflects this belief.
Accordingly, we tie a substantial portion of our NEOs’ target annual compensation to the achievement of pre-established financial objectives that support our business strategy, with a mix that incorporates short- and long-term performance goals. We believe that for 2024, our executive compensation program aligned individual compensation with the short-term and long-term performance of our Company.
Summary of 2024 Base Salary and Incentive Compensation
The table below reflects the compensation components for each NEO for 2024 at target levels. With the exception of base salary and time-based restricted stock awards, all target compensation is performance-based.
Name	Base Salary	% of Total	Target Short- Term Cash Incentive	% of Total	Target Long- Term Equity Incentives(1)	% of Total	Total
Cameron M. Bready	$1,000,000	6%	$2,000,000	12%	$13,750,000	82%	$16,750,000
Robert Cortopassi(2)	$775,000	12%	$968,750	14%	$5,000,000	74%	$6,743,750
Joshua J. Whipple	$750,000	12%	$900,000	14%	$4,600,000	74%	$6,250,000
David L. Green	$695,000	14%	$834,000	17%	$3,300,000	69%	$4,829,000
Andréa Carter	$620,000	22%	$620,000	23%	$1,500,000	55%	$2,740,000
Shannon Johnston	$600,000	19%	$600,000	19%	$2,000,000	62%	$3,200,000

(1)
The target long-term equity incentives include target levels of (i) performance units; (ii) restricted stock awards; and (iii) stock options.

(2)
Mr. Cortopassi was appointed as President and Chief Operating Officer in July 2024. This table reflects Mr. Cortopassi’s target compensation as President and Chief Operating Officer on an annualized basis. See “Long-Term Incentive Plan” on page 66 for more details on his long-term equity incentives for 2024.

The annual compensation program also includes other benefits, including limited perquisites and non-qualified deferred compensation, as described below.
Base Salary
Base salary provides our NEOs with a level of compensation consistent with their responsibilities, experience and performance in relation to comparable positions in the marketplace. The Compensation Committee reviews the base salaries of our NEOs annually and may do so more frequently upon a change in circumstances. The Compensation Committee does not use a specific formula for evaluating the individual performance of each NEO.
Base salary represented 6% of Mr. Bready’s total compensation target and an average of 14% of the total compensation target for our other continuing NEOs. It is the one component of his target compensation that does not fluctuate with either our Company’s performance and/or the value of our stock.
During the Compensation Committee’s review of base salaries for our NEOs for 2024, the committee considered the competitiveness of each NEO’s pay opportunity relative to comparable positions in the Company’s peer group, the quality and effectiveness of each NEO’s leadership and their respective contributions to the Company’s financial and operational success, as well as the totality of the executive’s performance.
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In consultation with its independent consultant, the Compensation Committee decided to increase the base salary of the NEOs for 2024 as set out below.
Name	2024(1)	2023	% Change
Cameron M. Bready	$1,000,000	$1,000,000	0%
Robert Cortopassi(2)	$775,000	—	—
Joshua J. Whipple	$750,000	$725,000	3%
David L. Green	$695,000	$675,000	3%
Andréa Carter	$620,000	$600,000	3%
Shannon Johnston(3)	$600,000	—	—

(1)
Changes to salary from year to year may not always take effect at the beginning of the year in which the increase occurs.

(2)
This table reflects Mr. Cortopassi’s target salary on an annualized basis as President and Chief Operating Officer. Mr. Cortopassi was appointed an executive officer of the Company in July 2024. Accordingly, his salary for 2023 is not reflected in this table.

(3)
Ms. Johnston was appointed an executive officer of the Company effective January 1, 2024. Accordingly, her salary for 2023 is not reflected in this table.

Short-Term Incentive Plan
Under our short-term incentive plan, we provide our NEOs with short-term incentive opportunities to motivate and reward them for the achievement of our defined business goals and objectives. Our short-term incentive plan provides an opportunity for NEOs to earn variable at-risk cash.
Target Bonus Opportunities
In 2024, our Compensation Committee, in consultation with its independent consultant, approved the following target bonus opportunities for each of the NEOs, expressed as a percentage of base salary. The Compensation Committee considers adjustments to target bonus opportunities on an annual basis and may do so more frequently upon a change in circumstances. The Compensation Committee did not make any adjustments to the NEOs’ bonus targets for 2024.
	2024 Annual Target Bonus Opportunity	2024 Target % of Base Salary	2023 Target % of Base Salary
Cameron M. Bready	$2,000,000	200%	200%
Robert Cortopassi(1)	$968,750	125%	—
Joshua J. Whipple	$900,000	120%	120%
David L. Green	$834,000	120%	120%
Andréa Carter	$620,000	100%	100%
Shannon Johnston	$600,000	100%	—

(1)
Mr. Cortopassi was appointed as President and Chief Operating Officer of the Company in July 2024. This table reflects Mr. Cortopassi’s target bonus opportunity on an annualized basis.

Performance Metrics for Short-Term Incentive
For 2024, our short-term incentive plan included financial performance goals related to adjusted net revenue and adjusted operating margin, each weighted equally. We chose these measures because we believe they motivate our executives to drive Company growth and profitability consistent with our strategic objectives.
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For each of these separately calculated performance metrics, each NEO could earn from 0% to 200% of the target opportunity. See Appendix A to this proxy statement for a description of the calculation of these measures. Because these performance metrics are calculated for the sole purpose of determining compensation, they may differ from similar non-GAAP financial measures reported elsewhere in Company filings.
Metric / Weighting	Rationale	Threshold	Target	Maximum
Adjusted Net Revenue (50%)	Key component of annual operating plan	50%	100%	200%
Adjusted Operating Margin (50%)	Key measurement of overall profitability	50%	100%	200%
The Compensation Committee set 2024 targets that exceeded the Company’s 2023 performance levels. The Compensation Committee believed these performance goals were achievable, but appropriately challenging, based on market climate and internal budgeting and forecasting.
The following table sets forth the range of goals for the performance measures for 2024, our actual performance results and the actual performance payout results for 2024 as compared to 2023.
	2024 Performance and Targets		2023 Performance and Targets
Performance / Payout	Adjusted Net Revenue (millions)	Adjusted Operating Margin	Adjusted Net Revenue (millions)	Adjusted Operating Margin
Performance thresholds:
Threshold	$8,780	44.5%	$7,934	44.3%
Target	$9,242	45.0%	$8,624	44.8%
Maximum	$9,519	45.4%	$8,710	45.0%
Actual Performance	$9,188	45.0%	$8,620	44.5%
Actual Performance Payout Results	94.2%	100%	99.7%	69.2%
Payouts for Short-Term Incentive Plan
The following table summarizes the final short-term incentive plan payouts for each NEO based on performance in 2024 for each performance metric and actual payout.
Name	Adjusted Net Revenue	Adjusted Operating Margin	Total Payout	Payout %(2)
Cameron M. Bready	$942,000	$1,000,000	$1,942,000	97.1%
Robert Cortopassi(1)	$266,164	$282,552	$548,716	97.1%
Joshua J. Whipple	$416,835	$442,500	$859,335	97.1%
David L. Green	$387,162	$411,000	$798,162	97.1%
Andréa Carter	$287,310	$305,000	$592,310	97.1%
Shannon Johnston(1)	$188,400	$200,000	$388,400	97.1%

(1)
The short-term incentive payout for 2024 for Mr. Cortopassi reflected above represents the proration based on actual performance for the months following his appointment as President and Chief Operating officer. The short-term incentive payout for 2024 for Ms. Johnston reflected above represents the proration based on actual performance for the months prior to Ms. Johnston’s departure from the Company.

(2)
Each of our continuing NEOs elected to receive 50% of their short-term incentive payout in equity rather than cash and the Compensation Committee used its discretion to pay such amounts in restricted stock awards having a grant date fair value equal to 50% of the 2024 payout under the short-term incentive plan, that vest one-year from the time of grant.

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2025 Performance Metrics for Short-Term Incentive Plan
As discussed previously, in 2024 we initiated a comprehensive review of our business, which led to an updated strategy focused on directing our resources, efforts, and investments toward the areas with most promising growth opportunities. In conjunction with this operational transformation initiative, the Compensation Committee approved the addition of a strategic component for the short-term incentive plan for 2025.
For 2025, the short-term incentive plan will include a financial performance goal based on incremental operating income benefit attributable to our transformation efforts, alongside adjusted net revenue and adjusted operating margin. The weightings for each metric are provided below.
Metric / Weighting	Rationale	Threshold	Target	Maximum
Adjusted Net Revenue (40%)	Key component of annual operating plan	50%	100%	200%
Adjusted Operating Margin (40%)	Key measurement of overall profitability	50%	100%	200%
Transformation Adjusted Operating Income Benefit (20%)	Key measurement of profitability related to transformation efforts	50%	100%	200%
For each of these separately calculated performance metrics, each NEO could earn from 0% to 200% of the target opportunity. Because these performance metrics are calculated for the sole purpose of determining compensation, they may differ from similar non-GAAP financial measures reported elsewhere in Company filings.
Long-Term Incentive Plan
Each year, we grant long-term incentive awards, which we refer to as LTIs, to our NEOs and other key employees throughout the Company. LTI grants are made pursuant to our 2011 Amended and Restated Incentive Plan, or the 2011 Incentive Plan, which was last approved at our 2016 annual shareholders meeting. All grants of LTIs to our NEOs were approved by the Compensation Committee and are based on target values consistent with each NEO’s responsibilities, relative to comparable positions in the marketplace. LTI awards align the NEOs’ interests with those of the shareholders by linking their compensation to our share price.
In determining the LTI awards for each NEO, the Compensation Committee considered the market data for LTI awards and target total direct compensation opportunities for comparable positions within our peer group, as reflected in the annual FWC report, the Compensation Committee’s general assessment of the Chief Executive Officer, and the Chief Executive Officer’s assessment and recommendations with respect to the other NEOs. The Compensation Committee does not use a specific formula for evaluating the individual performance of each NEO. The Compensation Committee makes each assessment taking into consideration the quality and effectiveness of each NEO’s leadership and their respective contribution to the Company’s financial and operational success, as well as the totality of the executive’s performance and tenure.
After considering all of these factors, in February 2024, the Compensation Committee increased only Messrs. Bready and Green’s LTI target opportunity for 2024, each by 6%.
Name	2024 Total	2023 Total	% Change
Cameron M. Bready	$13,750,000	$13,000,000	6%
Robert Cortopassi(1)	$5,000,000	—	—
Joshua J. Whipple	$4,600,000	$4,600,000	0%
David L. Green	$3,300,000	$3,100,000	6%
Andréa Carter	$1,500,000	—	—
Shannon Johnston	$2,000,000	—	—

(1)
This table reflects Mr. Cortopassi’s target LTI on an annualized basis. Prior to being appointed as President and Chief Operating Officer, Mr. Cortopassi received the following grants in 2024: (i) 5,093 shares of restricted stock; (ii) 12,174 options to purchase shares of common stock; and (iii) a target award of 10,186 performance units, which may be earned based on the same metrics as PSUs granted to the other NEOs.

Approximately half of the target allocation of LTIs granted to our NEOs in 2024 was in the form of PSUs (expressed at target), approximately 25% was in the form of stock options, and approximately 25% was in the form of
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time-based restricted shares of common stock. In determining the appropriate mix of LTI awards, the Compensation Committee took into account competitive market practices of peer group companies, its belief that a blend of equity awards has both an incentive and retention effect, and its belief that granting multiple types of LTI awards mitigates compensation risk that may be associated with the use of a single LTI vehicle.
2024 Performance Units Design
In 2024, our Compensation Committee granted approximately 50% of the target 2024 LTI awards to our NEOs in performance units. The performance units granted to our NEOs in 2024 may be earned based on the growth of our annual adjusted EPS, as modified at the end of the three-year performance period by the TSR modifier. The maximum payout is two times the target number of the performance units. The minimum payout is zero.
Metric	Rationale	TSR Performance Multiplier
Adjusted EPS	Provides a strong incentive for sustained growth over the long-term with full vesting at the end of three years, while also including a modifier based on three-year relative TSR performance.	+/- 25% multiplier based on the Company’s total shareholder return rank relative to the S&P 500 index over the three-year performance period
The 2024 PSUs have a three-year performance period and may be earned based on the sustained year-over-year growth in our annual adjusted EPS, subject to downward or upward adjustment of 25% based on relative TSR (up to the 200% of target maximum). At the beginning of the performance period, both the threshold, target and maximum annual adjusted EPS growth rates and the TSR modifier are set by the Compensation Committee for the entire performance period. The threshold, target and maximum adjusted EPS growth goal for each of the three years in the performance period is determined as a percentage increase over the actual results from the prior year, assuming constant currencies. As a result, payouts for the second and third year of the performance period require sustained growth over the three-year period. Because growth rates are calculated separately for each year in the performance period and are not aggregated over the three-year performance period, the plan allows for a long-term growth goal while recalibrating to actual performance on an annual basis.
The TSR modifier is determined based on the Company’s total shareholder return performance rank relative to the S&P 500 index over the entire three-year performance period. This design rewards our NEOs for strong adjusted EPS growth and relative total shareholder return performance.
In determining the targets for the PSUs, the Compensation Committee balances the consideration of the likelihood of achievement for these performance targets with the effectiveness of such targets in incentivizing performance. The Compensation Committee aims to set performance targets that are expected to be possible, but not easy, to achieve with meaningful effort.
Earned performance units will convert into unrestricted shares following the third anniversary of the performance unit grant date, provided that the Compensation Committee has certified the performance results described above. As a result, there is no payout of the award until the end of the three-year performance period.
The following table summarizes the grant value and target number of performance units to each of the NEOs in 2024.
Name	Target Allocation to Performance Units	Number of Performance Units Granted(1)
Cameron M. Bready	$6,875,000	52,849
Robert Cortopassi(2)	$1,175,000	11,292
Joshua J. Whipple	$2,300,000	17,681
David L. Green	$1,650,000	12,684
Andréa Carter	$750,000	5,766
Shannon Johnston	$1,000,000	7,687
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(1)
The number of units was calculated by dividing the dollar value by the share price as of the grant date on March 1, 2024 ($130.09), and, for Mr. Cortopassi’s grant upon his appointment as President and Chief Operating Officer, August 8, 2024 ($104.06), rounding up to the next whole share.

(2)
In addition, Mr. Cortopassi received an award of 10,186 performance units in 2024 prior to his appointment as President and Chief Operating Officer.

Stock Options
In 2024, our Compensation Committee granted approximately 25% of the target 2024 LTI awards to our NEOs in stock options. Our Compensation Committee believes stock options provide a strong incentive for creation of long-term shareholder value, as stock options may be exercised for a profit only to the extent the price of the Company’s stock appreciates after the grant date. The exercise price is the closing price of the stock on the grant date. We do not grant discounted options or re-price previously granted options. The stock options vest in equal installments on each of the first three anniversaries of the grant date.
During 2024, the Compensation Committee approved the following stock option grants to the NEOs:
Name	Target Allocation to Stock Options	Number of Stock Options Granted(1)
Cameron M. Bready	$3,437,500	63,167
Robert Cortopassi(2)	$587,500	13,531
Joshua J. Whipple	$1,150,000	21,132
David L. Green	$825,000	15,160
Andréa Carter	$375,000	6,891
Shannon Johnston	$500,000	9,188

(1)
The number of stock options was calculated using the Black-Scholes model on the grant date March 1, 2024, and, for Mr. Cortopassi’s grant upon his appointment as President and Chief Operating Officer, August 8, 2024. Figures in the tables under “Compensation of Named Executive Officers” beginning on page 74 may be slightly different as they reflect specific accounting methodologies required for table reporting as described therein.

(2)
In addition, Mr. Cortopassi received an award of 12,174 options to purchase shares of the Company’s common stock in 2024 prior to his appointment as President and Chief Operating Officer.

Time-Based Restricted Stock
In 2024, our Compensation Committee granted approximately 25% of the target 2024 LTI awards to our NEOs in time-based restricted stock. Our Compensation Committee believes restricted stock provides a retentive element to the long-term incentive program while still maintaining alignment with the long-term interests of our shareholders by tying the value of the awards to the value of our share price. The restricted shares vest in equal installments on each of the first three anniversaries of the grant date.
Our NEOs received the following number of restricted shares in 2024:
Name	Target Allocation to Restricted Stock	Number of Restricted Shares Granted(1)
Cameron M. Bready	$3,437,500	26,425
Robert Cortopassi(2)	$587,500	5,646
Joshua J. Whipple	$1,150,000	8,841
David L. Green	$825,000	6,342
Andréa Carter	$375,000	2,883
Shannon Johnston	$500,000	3,844

(1)
The number of shares was calculated by dividing the dollar value by the share price as of the close of market on the grant date on March 1, 2024 ($130.09) and, for Mr. Cortopassi’s grant upon his appointment as President and Chief Operating Officer, August 8, 2024 ($104.06), rounding up to the next whole share.

(2)
In addition, Mr. Cortopassi received an award of 5,093 restricted shares in 2024 prior to his appointment as President and Chief Operating Officer.

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Payout of 2022 Performance Units
The 2022 PSUs could be earned between 0% and 400% of target based on achievement of annual adjusted EPS growth rates, subject to a relative TSR modifier. The percentage increase goals for threshold, target, and maximum are set at the beginning of the three year period and do not change throughout. The actual adjusted EPS growth goals for each of the three years in the performance period are then determined as a percentage increase over the actual results from the prior year using the growth rates set at the beginning of the three year period, assuming constant currencies, with payouts determined based on straight line interpolation. As a result, payouts for the second and third year of the performance period required sustained growth over the three-year period.
Actual 2022 Adjusted EPS Growth Results
Performance Year	Actual Annual Adjusted EPS Growth	Annual Multiple	Actual EPS Performance Multiplier(1)
2022	17.3%	182.5%	141.3%
2023	15.7%	142.5%
2024	13.9%	98.8%

(1)
Reflects the average of the resulting Annual Multiples for each of 2022, 2023 and 2024.

Action	Company’s TSR Percentile Rank vs. S&P 500 (01/01/2022 – 12/31/2024)	TSR Modifier	Actual TSR Performance and Relative TSR Modifier
Reduction	30th percentile or below	−50%	In the period ended 12/31/2024, our TSR ranked below the 30th percentile relative to companies in the S&P 500 index, and therefore, the final performance payout was reduced by 50%.
No change	Between 30th and 70th percentile
Enhancement	Above 70th percentile	+50%
Final Payout Determination for 2022 Performance Units
The 2022 performance units were earned at 70.6% of target, as follows:
Name	Target Number of Shares Granted	Shares Earned at End of Performance Period	Value When Earned(1)
Cameron M. Bready	20,108	14,196	$1,590,804
Robert Cortopassi	—	—	—
Joshua J. Whipple	—	—	—
David L. Green	10,293	7,267	$814,340
Andréa Carter	—	—	—
Shannon Johnston	—	—	—

(1)
Reflects the total value based upon the closing share price of $112.06 on December 31, 2024.

(2)
Mr. Cortopassi, Mr. Whipple, Ms. Carter, and Ms. Johnston were not NEOs in 2022 at the time of the PSU grant. Refer to the “Outstanding Equity Awards table on page 79 for additional information on the 2022 PSUs earned by these NEOs.

Other Benefits
Other perquisites are provided to help our NEOs be more productive and efficient and as a competitive compensation measure. They are limited in amount and the Company maintains a strict policy regarding the
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eligibility and use of these benefits, which include financial planning, corporate housing, access to an executive health program, and limited personal use of the Company airplane. Annual NEO personal use of the plane is capped at 50 hours of flight time for the Chief Executive Officer, and 15 hours for all other NEOs. To the extent an NEO or other employee uses the Company’s plane for personal travel without reimbursement to the Company, they are imputed compensation for tax purposes based on the Standard Industry Fare Level rates that are published by the IRS.
In addition, we may ask our NEOs and some of their spouses to participate in President’s Club trips offered as rewards to certain other employees for excellent sales or other performance. We treat the expenses of spouses as taxable income to the executives. Because spousal participation is at our request and can be disruptive to other plans they may have, we provide a gross up on that taxable income.
Our NEOs are eligible to participate in our non-qualified deferred compensation plan, pursuant to which they may elect to defer up to 100% of their base salary and other eligible forms of compensation. In 2024, Ms. Johnston was the only NEO who made elections to contribute into the deferred compensation plan and Mr. Whipple was the only NEO who made withdrawals from the deferred compensation plan. In addition, the NEOs are eligible for a 401(k) restoration program in which a participant will continue to receive company match once they contribute annually 5% of eligible pay up to the IRS income limit. The restoration Company match, which is contributed into the non-qualified deferred compensation plan, vests immediately after three years of service. See “Compensation of Named Executive Officers — Non-Qualified Deferred Compensation Plan” on page 82 for more detail regarding the plan.
Employment Agreements
We are party to an employment agreement with each of our continuing NEOs. These employment agreements provide benefits to our Company that, we believe, are necessary in order to attract and retain highly-qualified executives. Each NEO has agreed not to disclose confidential information or compete with us, and not to solicit our customers or recruit our employees, for a period of generally 24 months following the termination of his or her employment. In exchange, we offer limited income and benefit protections to the NEO, but we do not provide for any excise tax gross-ups.
How Compensation Decisions Are Made
Objectives of Compensation Policies
Our Compensation Committee designs and, at least annually, reviews our compensation program with a view to retaining and attracting executive leadership of a caliber and level of experience necessary to manage our complex, growth-oriented and global businesses. Our objective is to maintain a compensation program that will allow us to:
•
support the financial and business objectives of our organization;

•
attract, motivate and retain highly qualified executives;

•
create an environment where performance is expected and rewarded;

•
deliver an externally competitive and transparent total compensation structure; and

•
align the interests of our NEOs with our shareholders.

In order to achieve these results, our Compensation Committee believes our program must:
•
provide our NEOs with total compensation opportunities at levels that are competitive for comparable positions in a highly competitive industry;

•
provide variable, at-risk and performance-based incentive award opportunities that are payable only if specific goals are achieved;

•
provide significant upside opportunities for outstanding performance;

•
align our NEOs’ interests with those of our shareholders by making stock-based incentives a core element of our NEOs’ compensation; and

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•
protect our competitive position by prohibiting our NEOs from competing with our Company for a specified period of time following termination of employment.

Our Compensation Committee also considers and assesses potential risk and risk mitigation factors in our compensation program. For 2024, our Compensation Committee concluded that our compensation practices are balanced, do not encourage excessive risk taking by our NEOs, and are not reasonably likely to have a material adverse effect on our Company.
Role of the Independent Compensation Consultant
Our Compensation Committee has retained FWC as its independent compensation consultant. The Compensation Committee assessed the independence of FWC and whether its work raised any conflict of interest, taking into consideration the independence factors set forth in applicable SEC and NYSE rules, and determined that FWC is independent. FWC took guidance from and reported directly to the Compensation Committee. FWC advised the Compensation Committee on current and future trends and issues in executive compensation and on the competitiveness of the compensation structure and levels of our NEOs during 2024. At the request of the Compensation Committee and to provide context for the Compensation Committee’s compensation decisions made for 2024, FWC performed the following services:
•
Conducted market reviews and analyses for our NEOs to determine whether their total targeted compensation opportunities were competitive with positions of a similar scope in similarly-sized companies in similar industries;

•
Reviewed the compensation programs with management to assess whether the policies and programs encourage behaviors that would create material adverse effect for the Company;

•
Assessed the overall retention value of outstanding equity for our NEOs, as well as the Chief Executive Officer’s pay relative to Company performance;

•
Advised on the framework of our long-term incentive plan; and

•
Attended Compensation Committee meetings, as requested by the committee, to discuss these items.

All services performed for us by FWC during 2024 were related to executive compensation.
Peer Group
Our Compensation Committee considers the compensation programs and practices and resulting NEO compensation opportunities and levels of selected other companies to assist it in setting our NEOs’ compensation to ensure that such compensation remains competitive. The companies in the peer group were chosen, in consultation with FWC, because (i) each company in the peer group is in the technology industry; (ii) each company in the peer group is publicly traded; (iii) at the time the peer group was constructed, our revenues and market cap were near the median of the group as a whole; and (iv) we compete for talent with many of these companies.
•
Adobe Inc.

•
Alliance Data Systems Corporation

•
Automatic Data Processing, Inc.

•
Broadridge Financial Solutions, Inc.

•
Cognizant Technology Solutions Corporation

•
Equifax Inc.

•
Fidelity National Information Services, Inc.

•
Fiserv, Inc.

•
Corpay, Inc. (f/k/a FleetCor Technologies, Inc.)

•
Intercontinental Exchange, Inc.

•
Intuit, Inc.

•
Mastercard Inc.

•
Paychex, Inc.

•
PayPal Holdings, Inc.

•
Salesforce.com, Inc.

•
TransUnion LLC

•
Verisk Analytics, Inc.

•
Workday, Inc.

In 2024, FWC conducted a review based on the above criteria and recommended the removal of VMware LLC from and the addition of TransUnion LLC and Workday, Inc. to the peer group, effective for compensation decisions
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made in 2025. In connection with the Compensation Committee setting NEO compensation for 2024, FWC collected and analyzed comprehensive market data. FWC presented market figures representing competitive ranges for base salary, target short-term incentive opportunity, and long-term incentive opportunity.
Role of Named Executive Officers
In 2024, our Chief Executive Officer developed compensation recommendations for the NEOs based on market data supplied by FWC, our Company’s performance relative to goals approved by the Compensation Committee and other individual contributions to our performance. FWC examined market data from our peer group and analyzed compensation for comparable positions to those of our NEOs. The Compensation Committee considered the Chief Executive Officer’s recommendations, other than for himself, in conjunction with the counsel of FWC and the market data, in determining the compensation elements for these NEOs. In considering the FWC report, the Compensation Committee primarily considered and reviewed compensation within the peer group. In setting actual compensation levels for our NEOs, however, the Compensation Committee did not target any element of compensation at a particular percentile or percentile range of the peer group data. Rather, the Compensation Committee uses this information as one input in its decision-making process. The Compensation Committee determined all aspects of Mr. Bready’s compensation as the Chief Executive Officer in consultation with FWC. Mr. Bready did not participate in the Compensation Committee’s determination of his compensation.
Policies and Practices Regarding Timing of Equity Grants
Our Compensation Committee, in its discretion, typically makes the annual grant to all eligible employees at least two business days after the public disclosure of either the Company’s fourth quarter earnings release or the filing of the Company’s annual report, based upon the closing price of our common stock on the grant date. From time to time, our Compensation Committee may approve supplemental or other non-recurring grants outside of our annual compensation program.
While we do not have a formal written policy in place with regard to the timing of awards of equity in relation to the disclosure of material nonpublic information, the Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our Company that has not been publicly disclosed.
Anti-Hedging Policy; Insider Trading Policy
We have adopted an insider trading policy containing policies and procedures governing the purchase, sale and/or other dispositions of our securities by officers, directors and employees, or by the Company. Such policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us. Our insider trading policy has been filed with the 2024 Form 10-K as required by the rules and regulations of the SEC. Our insider trading policy prohibits directors and employees from engaging in any transaction in which they profit if the value of our common stock declines.
Clawback Policy
The Compensation Committee has adopted a comprehensive Incentive Compensation Recovery Policy (Clawback Policy) in compliance with the mandatory provisions regarding incentive compensation as required by the NYSE rules. In addition, as provided in our equity award agreements, the Compensation Committee is authorized to recover additional types of compensation, including time-based restricted stock units and stock options, paid to all current and former executive officers in the event of an accounting restatement.
Target Stock Ownership Guidelines
The Compensation Committee has implemented stock ownership guidelines for our NEOs and other members of senior management to foster equity ownership and align the interests of our management team with our shareholders. More specifically, within three years of his or her initial appointment to the position, the executive is expected to beneficially own at least the number of shares as follows:
•
For the Chief Executive Officer: equal to 600% of his or her base salary;

•
For all other NEOs: equal to 400% of his or her base salary;

•
For other select members of senior management: equal to 200% – 400% of his or her base salary.

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Additionally, covered persons must retain 50% of their shares until such person has met the applicable ownership guideline. Shares that count towards satisfaction of the stock ownership guidelines include the following: owned stock, unvested RSUs, shares held in retirement savings accounts and unvested deferred shares. Unexercised stock options (whether vested or unvested) and unearned PSUs do not count towards satisfaction of the guidelines.
Each of our NEOs was in compliance with the stock ownership guidelines as of the record date.
When making equity award decisions, we do not consider existing equity ownership because we do not want to discourage executive officers from holding significant amounts of our common stock. We also do not review realized compensation from prior equity awards when making current compensation decisions.
Report of Compensation Committee Members
The members of the Compensation Committee have reviewed and discussed the foregoing section entitled “Compensation Discussion and Analysis” with management. Based on such review and discussion, the Compensation Committee members recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement, which is to be incorporated by reference into the 2024 Form 10-K.
COMPENSATION COMMITTEE MEMBERS
John G. Bruno (Chair)
Robert H.B. Baldwin, Jr.
Joia M. Johnson
Joseph H. Osnoss
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Compensation of Named Executive Officers
Summary Compensation Table
The following table presents certain summary information concerning compensation that we paid or accrued for services rendered in all capacities during 2024, 2023, and 2022.
Name and Principal Position	Year	Salary(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total
Cameron M. Bready Chief Executive Officer	2024	$1,000,000	$10,606,595	$3,437,548	$1,942,000	$189,552	$17,175,695
	2023	$958,333	$10,193,616	$3,250,060	$1,412,778	$185,696	$16,000,483
	2022	$725,000	$5,474,783	$1,367,516	$1,152,449	$135,814	$8,855,562
Robert Cortopassi President and Chief Operating Officer	2024	$702,083	$3,742,596	$1,250,025	$791,466	$129,664	$6,615,834
	2023	—	—	—	—	—	—
	2022	—	—	—	—	—	—
Joshua J. Whipple Chief Financial Officer	2024	$737,500	$3,548,554	$1,150,003	$859,335	$102,110	$6,397,502
	2023	$725,000	$3,645,763	$1,150,027	$734,715	$124,307	$6,379,812
	2022	$625,000	$3,900,176	—	$769,358	$93,776	$5,388,310
David L. Green Chief Administrative Officer	2024	$685,000	$2,545,616	$825,007	$798,162	$114,064	$4,967,849
	2023	$675,000	$2,457,004	$775,029	$684,045	$119,183	$4,710,261
	2022	$600,000	$2,940,476	$700,010	$763,000	$111,298	$5,114,784
Andréa Carter Chief Human Resources Officer	2024	$610,000	$1,157,207	$375,008	$592,310	$82,502	$2,817,027
	2023	$581,250	$1,584,324	—	$468,800	$90,899	$2,725,273
	2022	—	—	—	—	—	—
Shannon Johnston Former Chief Information Officer*	2024	$420,000	$1,542,808	$500,011	$388,400	$72,079	$2,923,298

*
Ms. Johnston departed the Company, effective September 14, 2024.

(1)
For 2024, Mr. Cortopassi’s salary reflects a partial year of service as (i) President, International and Vertical Markets of the Company and (ii) President and Chief Operating Officer.

For 2023, Mr. Bready’s salary reflects a partial year of service as (i) President and Chief Operating Officer of the Company and (ii) President and Chief Executive Officer.
For 2022, Mr. Whipple’s salary reflects a partial year of service as (i) Chief Strategy and Risk Officer of the Company and (ii) Chief Financial Officer.
(2)
This column reflects the aggregate grant date fair value of (i) awards of time-based restricted shares of our common stock and (ii) awards of PSUs at target.

For 2024, Mr. Cortopassi’s amount reflects (i) a grant of 10,186 PSUs and 5,093 shares of restricted stock, which was granted in connection with his service as President, International Merchant Solutions and Vertical Markets, and (ii) a grant of 11,292 PSUs and 5,646 shares of restricted stock, which was granted in connection with his appointment as President and Chief Operating Officer.
For 2023, Mr. Bready’s amount reflects (i) a grant of 30,433 PSUs and 15,217 shares of restricted stock, which was granted in connection with his service as President and Chief Operating Officer and (ii) a grant of 30,934 PSUs and 15,467 shares of restricted stock, which was granted in connection with his appointment as President and Chief Executive Officer.
In 2023, Ms. Carter received (i) 9,716 shares of restricted stock and (ii) a grant of 4,597 PSUs, which may be earned based on the same metrics as the other NEOs, but have a maximum payout of 1.5 times the target number of performance units and no TSR modifier, which were granted prior to being appointed an executive officer of the Company. Ms. Carter did not receive any incremental equity awards following her appointment as an executive officer.
For 2022, Mr. Whipple’s amount reflects (i) a grant of 10,109 shares of restricted stock in connection with Mr. Whipple’s appointment as Chief Financial Officer; (ii) a grant of 14,337 shares of restricted stock, which were granted prior to his appointment as Chief Financial Officer; and (iii) a grant of 4,799 PSUs, which were granted prior to his appointment as Chief Financial Officer. Mr. Whipple’s 2022 PSUs may be earned based on the same metrics as the other NEOs, but have a maximum payout of two times the target number of the performance units, and no TSR modifier.
In February 2022, the Compensation Committee granted awards of restricted shares of our common stock to each then-NEO in an amount equal to the cash compensation that the Compensation Committee reduced in its discretion, which resulted in each then-NEO receiving at-risk compensation in lieu of a defined cash amount. Such awards are reflected in this column for the year 2022 for purposes of this table.
74 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

The grant date fair value of the performance units granted in 2024, 2023 and 2022 was calculated using the Monte Carlo model. The calculation for the grant date fair value of the 2024 performance units incorporated the following assumptions:
Grant Date	Performance Period End Date	Expected Term (years)	Expected Volatility	Risk-Free Interest Rate	Expected Dividend Yield
3/1/2024	12/31/2026	2.83 years	35.00%	4.31%	0.77%
8/8/2024	12/31/2026	2.40 years	34.24%	3.93%	0.96%
The Company used its historical share prices as the basis for the volatility assumptions. The risk-free interest rates were based on U.S. Treasury rates in effect at the time of grant. The expected term was based on the time remaining in the performance period on the grant date.
The tables below set forth the target grant date fair value and the maximum grant date fair value, assuming that the highest levels of performance conditions were achieved, for all performance-based awards granted during 2024, 2023, and 2022, for which an amount less than the maximum is reflected in the table above.
	2024 Performance Units
Name	Grant Date Fair Value at Target	Grant Date Fair Value Assuming Highest Performance
Cameron M. Bready	$7,168,967	$14,337,934
Robert Cortopassi	$1,110,794	$2,221,588
Joshua J. Whipple	$2,398,428	$4,796,855
David L. Green	$1,720,585	$3,441,169
Andréa Carter	$782,158	$1,564,316
Shannon Johnston	$1,047,742	$2,085,483
	2023 Performance Units
Name	Grant Date Fair Value at Target	Grant Date Fair Value Assuming Highest Performance
Cameron M. Bready	$6,943,511	$13,887,023
Joshua J. Whipple	$2,495,672	$4,991,345
David L. Green	$1,681,906	$3,363,812
Andréa Carter	$564,236	$846,415
	2022 Performance Units
Name	Grant Date Fair Value at Target	Grant Date Fair Value Assuming Highest Performance
Cameron M. Bready	$3,302,136	$13,208,543
Joshua J. Whipple	$650,040	$1,300,079
David L. Green	$1,690,316	$6,761,266

(3)
This column reflects the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The grant date fair values were calculated using the Black-Scholes valuation model. The assumptions used in determining the Black-Scholes value are provided in Note 14 of the Notes to the Consolidated Financial Statements in the 2024 Form 10-K.

For 2024, Mr. Cortopassi’s amount reflects (i) a grant of 12,174 options in connection with his service as President, International and Vertical Markets and (ii) a grant of 13,531 options which in connection with his appointment as President and Chief Operating Officer.
For 2023, Mr. Bready’s amount reflects (i) a grant of 37,224 options in connection with his appointment as President and Chief Executive Officer and (ii) a grant of 36,514 options which were granted in connection with his service as President and Chief Operating Officer.
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 75

(4)
This column reflects payouts approved by our Compensation Committee under our short-term incentive plan.

For 2024, the amounts for Mr. Cortopassi were prorated based on actual performance for the months prior to and following his compensation changes in 2024 in connection with his appointment as President and Chief Operating Officer.
In connection with the 2024 payouts under the short-term incentive plan, each of our continuing NEOs elected to receive 50% of their short-term incentive payout in equity rather than cash and the Compensation Committee used its discretion to pay such amounts in restricted stock awards having a grant date fair value equal to 50% of the 2024 payout under the short-term incentive plan, that vest one-year from the time of grant.
For 2023, the amounts for Mr. Bready were prorated based on actual performance for the months prior to and following his compensation changes in 2023 in connection with his appointment as President and Chief Executive Officer.
In connection with the 2023 payouts under the short-term incentive plan, each of our then-continuing NEOs elected to receive 50% of their short-term incentive payout in equity rather than cash and the Compensation Committee used its discretion to pay such amounts in restricted stock awards having a grant date fair value equal to 50% of the 2023 payout under the short-term incentive plan, that vest one-year from the time of grant.
In February 2022, the Compensation Committee granted awards of restricted shares of our common stock to each then-NEO in an amount equal to the cash compensation which the Compensation Committee reduced in its discretion, which resulted in each then-NEO receiving at-risk compensation in lieu of a defined cash amount.
(5)
“All Other Compensation” consists of the following:

Name	Company Contributions to 401(K) Plans	Company Contributions to Non-Qualified Deferred Compensation Plan	Financial Planning Services	Other Perquisites and Personal Benefits(a)	Severance(b)	Total
Cameron M. Bready	$17,250	$68,069	$23,615	$80,618	—	$189,552
Robert Cortopassi	$17,250	$56,005	—	$56,409	—	$129,664
Joshua J. Whipple	$17,250	$37,969	$19,035	$27,856	—	$102,110
David L. Green	$17,250	$34,082	$19,035	$43,697	—	$114,064
Andréa Carter	$17,250	$24,951	$19,035	$21,266	—	$82,502
Shannon Johnston	$17,250	—	—	$29,392	$25,437	$72,079

(a)
These perquisites and personal benefits consist of compensation related to personal usage of the Company airplane, Company-provided corporate housing, Company-sponsored executive health program, and attendance at Company-sponsored events for our NEOs. For Mr. Bready, $78,026 relates to personal plane usage. For Mr. Cortopassi, $53,857 relates to corporate housing. For Messrs. Whipple and Green, and Ms. Carter, $21,380, $41,107, and $15,495, respectively, relates to personal plane usage.

The dollar amount of perquisites and personal benefits represents the cost we incurred to provide the perquisite or benefit. For compensation reporting purposes, we valued the incremental cost of the personal use of the aircraft based on the variable costs incurred by the Company, which include (i) landing, ramp and parking fees and expenses; (ii) crew travel expenses; (iii) supplies and catering, (iv) aircraft fuel and oil expense; (v) any customs, foreign permit and similar fees; (vi) crew travel; (vii) passenger ground transportation; and (viii) maintenance fees and expenses associated with the plane. The incremental cost of the use of the airplane does not include any costs that would have been incurred by the Company whether or not the personal trip was taken. For compensation reporting purposes, we valued the cost of rent, utilities, and other household expenses.
(b)
Consists of a payment as of December 31, 2024, in connection with COBRA premiums for health care coverage.

76 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

Grants of Plan-Based Awards in 2024
The following table sets forth information concerning grants of plan-based awards during 2024 to the NEOs, all of which were made pursuant to our 2011 Incentive Plan.
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(5)
		Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
Cameron M. Bready
Cash	1/1/2024	$1,000,000	$2,000,000	$4,000,000
Performance units	3/1/2024				26,425	52,849	105,698				$7,168,967
Restricted shares	3/1/2024							26,425			$3,437,628
Stock options	3/1/2024								63,167	$130.09	$3,437,548
Robert Cortopassi
Cash	8/1/2024	$484,375	$968,750	$1,937,500
Performance units	3/1/2024				5,093	10,186	20,372				$1,381,731
Performance units	8/8/2024				5,646	11,292	22,584				$1,110,794
Restricted shares	3/1/2024							5,093			$662,548
Restricted shares	8/8/2024							5,646			$587,523
Stock options	3/1/2024								12,174	$130.09	$662,509
Stock options	8/8/2024								13,531	$104.06	$587,516
Joshua J. Whipple
Cash	1/1/2024	$450,000	$900,000	$1,800,000
Performance units	3/1/2024				8,841	17,681	35,362				$2,398,428
Restricted shares	3/1/2024							8,841			$1,150,126
Stock options	3/1/2024								21,132	$130.09	$1,150,003
David L. Green
Cash	1/1/2024	$417,000	$834,000	$1,668,000
Performance units	3/1/2024				6,342	12,684	25,368				$1,720,585
Restricted shares	3/1/2024							6,342			$825,031
Stock options	3/1/2024								15,160	$130.09	$825,007
Andrea Carter
Cash	1/1/2024	$310,000	$620,000	$1,240,000
Performance units	3/1/2024				2,883	5,766	11,532				$782,158
Restricted shares	3/1/2024							2,883			$375,049
Stock options	3/1/2024								6,891	$130.09	$375,008
Shannon Johnston*
Cash	1/1/2024	$300,000	$600,000	$1,700,000
Performance units	3/1/2024				3,844	7,687	15,374				$1,042,742
Restricted shares	3/1/2024							3,844			$500,066
Stock options	3/1/2024								9,188	$130.09	$500,011

*
Ms. Johnston departed the Company, effective as of September 14, 2024.

(1)
These columns reflect the threshold, target and maximum annual cash incentive opportunities under our short-term incentive plan. At the time of the filing of this proxy statement, the actual results of our short-term incentive plan were certified by the Compensation Committee, and our NEOs received the amounts set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. Mr. Cortopassi’s short-term incentive plan opportunities were established at the time of his appointment as a President and Chief Operating Officer of the Company.

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 77

In connection with the 2024 payouts under the short-term incentive plan, each of our continuing NEOs elected to receive 50% of their short-term incentive payout in equity rather than cash and the Compensation Committee used its discretion to pay such amounts in restricted stock awards having a grant date fair value equal to 50% of the 2024 payout under the short-term incentive plan, that vest one-year from the time of grant.
(2)
These columns reflect the number of estimated future payouts of performance units granted in 2024 based on threshold, target and maximum award opportunities. The NEOs do not have the right to vote the underlying shares, and dividends are not payable or otherwise accrued to the NEOs until the units are converted into a stock grant at the end of the applicable performance period and committee certification. Once the stock grant is made, dividends are paid on such stock at the same rate as all of our other shareholders. The March 1, 2024 performance units granted to Mr. Cortopassi were granted prior to his appointment as President and Chief Operating Officer.

(3)
This column reflects the number of restricted shares granted in 2024, which includes the annual target allocation of restricted shares that will vest in equal installments on each of the first three anniversaries of the grant date. The March 1, 2024 restricted stock granted to Mr. Cortopassi were granted prior to his appointment as President and Chief Operating Officer.

(4)
This column represents the number of stock options granted in 2024 that will vest in equal installments on each of the first three anniversaries of the grant date. The March 1, 2024 stock options granted to Mr. Cortopassi were granted prior to his appointment as President and Chief Operating Officer.

(5)
This column represents the aggregate grant date fair value of equity awards granted in 2024, as further described in footnotes (2) and (3) to the Summary Compensation Table.

78 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

Outstanding Equity Awards at December 31, 2024
The following table provides the outstanding equity awards at December 31, 2024 for each of the NEOs. Ms. Johnston had no outstanding equity awards at December 31, 2024.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Cameron M. Bready	7/30/2015	3,780	—	$55.92	7/30/2025	—	—	—	—
	7/29/2016	9,703	—	$74.66	7/29/2026	—	—	—	—
	3/1/2017	16,270	—	$79.45	3/1/2027	—	—	—	—
	2/26/2018	13,038	—	$114.70	2/26/2028	—	—	—	—
	2/25/2019	20,518	—	$128.22	2/25/2029	—	—	—	—
	2/24/2020	23,929	—	$200.42	2/24/2030	—	—	—	—
	2/22/2021	20.136	—	$196.06	2/22/2031	—	—	—	—
	2/22/2022	18,651	9,326	$136.02	2/22/2032	—	—	—	—
	2/21/2023	12,171	24,343	$113.12	2/21/2033	—	—	—	—
	6/1/2023	12,408	24,816	$98.84	6/1/2033	—	—	—	—
	3/1/2024	—	63,167	$130.09	3/1/2034	—	—	—	—
	2/22/2022	—	—	—	—	3,352	$375,625	—	—
	2/21/2023	—	—	—	—	10,145	$1,136,849	—	—
	6/1/2023	—	—	—	—	10,312	$1,155,563	—	—
	3/1/2024	—	—	—	—	31,856	$3,569,783	—	—
	2/22/2022	—	—	—	—	—	—	14,196(4)	$1,590,804
	2/21/2023	—	—	—	—	—	—	60,866(5)	$6,820,644
	6/1/2023	—	—	—	—	—	—	61,868(5)	$6,932,928
	3/1/2024	—	—	—	—	—	—	105,698(6)	$11,844,518
Total		150,604	121,652			55,665	$6,237,820	242,628	$27,188,894
Robert Cortopassi	3/1/2024	—	12,174	$130.09	3/1/2034	—	—	—	—
	8/8/2024	—	13,531	$104.06	8/8/2034	—	—	—	—
	2/22/2022	—	—	—	—	4,779	$535,535	—	—
	2/21/2023	—	—	—	—	3,832	$429,414	—	—
	8/4/2023	—	—	—	—	13,490	$1,511,689	—	—
	3/1/2024	—	—	—	—	7,015	$786,101	—	—
	8/8/2024	—	—	—	—	5,646	$632,691	—	—
	2/22/2022	—	—	—	—	—	—	6,753(4)	$756,741
	2/21/2023	—	—	—	—	—	—	8,621(5)	$966,069
	3/1/2024	—	—	—	—	—	—	20,372(6)	$2,282,886
	8/8/2024	—	—	—	—	—	—	22,584(6)	$2,530,763
Total		—	25,705			34,762	$3,895,430	58,330	$6,536,459
Joshua J. Whipple	2/21/2023	8,132	16,264	$113.12	2/21/2033	—	—	—	—
	3/1/2024	—	21,132	$130.09	3/1/2034	—	—	—	—
	2/22/2022	—	—	—	—	4,779	$535,535	—	—
	8/4/2022	—	—	—	—	3,370	$377,642	—	—
	2/21/2023	—	—	—	—	6,778	$759,543	—	—
	3/1/2024	—	—	—	—	11,665	$1,307,180	—	—
	2/22/2022	—	—	—	—	—	—	6,753(4)	$756,741
	2/21/2023	—	—	—	—	—	—	40,666(5)	$4,557,032
	3/1/2024	—	—	—	—	—	—	35,362(6)	$3,962,666
Total		8,132	37,396			26,582	$2,979,900	82,781	$9,276,439

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 79

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
David L. Green	7/29/2016	5,635	—	$74.66	7/29/2026	—	—	—	—
	3/1/2017	9,418	—	$79.45	3/1/2027	—	—	—	—
	2/26/2018	7,837	—	$114.70	2/26/2028	—	—	—	—
	2/25/2019	8,365	—	$128.22	2/25/2029	—	—	—	—
	2/24/2020	9,572	—	$200.42	2/24/2030	—	—	—	—
	2/22/2021	9,093	—	$196.06	2/22/2031	—	—	—	—
	2/22/2022	9,547	4,774	$136.02	2/22/2032	—	—	—	—
	2/21/2023	5,480	10,961	$113.12	2/21/2033	—	—	—	—
	3/1/2024	—	15,160	$130.09	3/1/2034	—	—	—	—
	2/22/2022	—	—	—	—	1,716	$192,295	—	—
	2/21/2023	—	—	—	—	4,568	$511,890	—	—
	3/1/2024	—	—	—	—	8,972	$1,005,402	—	—
	2/22/2022	—	—	—	—	—	—	7,267(4)	$814,340
	2/21/2023	—	—	—	—	—	—	27,406(5)	$3,071,116
	3/1/2024	—	—	—	—	—	—	25,368(6)	$2,842,738
Total		64,947	30,895			15,256	$1,709,587	60,041	$6,728,194
Andréa Carter	3/1/2024	—	6,891	$130.09	3/1/2034
	2/22/2022	—	—	—	—	10,661	$1,194,672	—	—
	2/21/2023	—	—	—	—	3,065	$343,464	—	—
	5/31/2023	—	—	—	—	3,413	$382,461	—	—
	3/1/2024	—	—	—	—	4,685	$525,001	—	—
	2/22/2022	—	—	—	—	—	—	4,676(4)	$523,993
	2/21/2023	—	—	—	—	—	—	6,896(5)	$772,766
	3/1/2024	—	—	—	—	—	—	11,532(6)	$1,292,276
Total		—	6,891			21,824	$2,445,598	23,104	$2,589,035

(1)
All stock options were granted pursuant to our 2011 Incentive Plan and vest in equal installments on each of the first three anniversaries of the grant date.

(2)
Represents shares of restricted stock that vest in equal installments on each of the first three anniversaries of the grant date. A portion of restricted stock granted to Ms. Carter during 2022 vests in full on the third anniversary of the grant date.

(3)
Market value is calculated based on the closing price of our common stock on December 31, 2024 of $112.06.

(4)
Represents performance units granted during 2022. These performance units were earned based on the growth of our annual adjusted EPS over each year (calculated separately) in the three year performance period ended December 31, 2024, as may be further adjusted based on the TSR modifier. The final percentage of performance units earned is determined as the average of each of the three annual adjusted EPS payout percentages (as a percent of target) and then multiplied by the TSR modifier. The earned units converted into unrestricted shares on the third anniversary of the performance unit grant date, February 22, 2025, following the Compensation Committee’s certification of the performance results described above. In accordance with SEC rules, the number of performance units reflected in this table is based on actual achievement at the payout level of 70.6% based on actual adjusted EPS for 2022, 2023, and 2024, as modified based on actual TSR for the three year performance period. See the “Payout of 2022 Performance Units” section of the Compensation Discussion and Analysis on page 69 for additional information.

The performance units granted to Mr. Cortopassi, Mr. Whipple, and Ms. Carter during 2022 were granted prior to their respective appointments as executive officers of the Company. These performance units are earned based on the same calculation as the performance units granted to other NEOs in 2022, but have a maximum payout of 200% and no TSR modifier, with a performance period ended December 31, 2024. In accordance with SEC rules, the number of these performance units reflected in the table is based on an actual achievement at the payout level of 141.3% based on actual adjusted EPS for 2022, 2023, 2024.
(5)
Represents performance units granted during 2023. These performance units are earned based on the same calculation as the performance units granted in 2022, with a performance period ending December 31, 2025. In accordance with SEC rules, the number of performance units reflected in the table is based on an assumed achievement. Based on actual adjusted EPS for 2024, the assumed achievement shown in the table is at the maximum payout level of 200%, assuming no TSR modifier is applied.

The performance units granted to Mr. Cortopassi and Ms. Carter during 2023 were granted prior to their appointment as an executive officer of the Company. These performance units are earned based on the same calculation as the performance units granted in 2022, but have a maximum payout of 150% and no TSR modifier, with a performance period ending December 31, 2025. In accordance with SEC rules, the
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number of performance units reflected in the table is based on an assumed achievement. Based on actual adjusted EPS for 2024, the assumed achievement shown in the table is at the maximum payout level of 150%.
(6)
Represents performance units granted during 2024. These performance units are earned based on the same calculation as the performance units granted in 2022, with a performance period ending December 31, 2026. In accordance with SEC rules, the number of performance units reflected in the table is based on an assumed achievement. Based on actual adjusted EPS for 2024, the assumed achievement shown in the table is at the maximum payout level of 200%, assuming no TSR modifier is applied.

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Stock Options Exercised and Stock Vested during 2024
The following table provides information on options exercised and stock awards that vested in 2024. The shares shown as acquired on exercise or on vesting represent shares of our common stock.
	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Cameron M. Bready	—	—	34,083	$4,356,601
Robert Cortopassi	—	—	19,102	$2,281,661
Joshua J. Whipple	—	—	18,419	$2,315,513
David L. Green	11,868	$573,719	13,538	$1,793,131
Andréa Carter	—	—	10,774	$1,374,828
Shannon Johnston*	—	—	17,304	$1,962,279

*
Ms. Johnston departed the Company as of September 14, 2024.

(1)
Represents the excess of the fair market value of the shares at the time of exercise over the exercise price of the options.

(2)
Includes shares acquired on the vesting of (i) restricted stock awards and (ii) performance units granted in 2021, except with respect to Ms. Johnston.

(3)
Represents the fair market value of the shares on the vesting date.

Non-Qualified Deferred Compensation Plan
Our NEOs are eligible to participate in our Non-Qualified Deferred Compensation Plan, referenced herein as the deferred compensation plan.
The following table provides information on deferred compensation under the deferred compensation plan for each NEO during 2024. In 2024, Ms. Johnston was the only NEO who made elections to contribute into the deferred compensation plan and Mr. Whipple was the only NEO who made withdrawals from the deferred compensation plan. NEOs are eligible for the 401(k) restoration program in which a participant will continue to receive a company match once they have reached the IRS income limit and are contributing on average annually 5% to the 401(k) plan. The Company match is contributed into the non-qualified deferred compensation plan and vests immediately after three years of service. The Company match is included in the summary compensation table above. Aggregate earnings (Iosses) are not includible in the summary compensation table above because they were not above-market or preferential earnings. The aggregate balance includes amounts previously reported in the summary compensation table above in the previous years when earned if the NEO’s compensation was required to be disclosed in a previous year.
Name	NEO Contributions in 2024	Company Contributions in 2024(1)	Aggregate Earnings (Losses) in 2024	Withdrawals in 2024	Aggregate Balance at December 31, 2024
Cameron M. Bready	—	$68,069	$23,686	—	$300,432
Robert Cortopassi	—	$56,005	$17,263	—	$146,792
Joshua J. Whipple	—	$37,969	$51,567	$(103,935)	$205,153
David L. Green	—	$34,082	$14,320	—	$198,288
Andréa Carter	—	$24,951	$6,651	—	$77,129
Shannon Johnston*	$65,769	$33,860	$4,530	—	$116,175

*
Ms. Johnston departed the Company, effective as of September 14, 2024.

(1)
The Company contribution was earned as of December 31, 2024 and will be deposited in the NEOs’ deferred compensation plan account in 2025. These contributions will be fully vested when deposited.

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Pursuant to the deferred compensation plan, participants are permitted to elect to defer up to 100% of their base salary and other eligible forms of cash compensation (such as cash incentive bonus). Participant accounts are credited with earnings based on the participant’s investment allocation among a menu of investment options selected by the deferred compensation plan administrator. Participants are 100% vested in the participant deferrals and related earnings. We do not guarantee any return on participant account balances. Participants may allocate their plan accounts into sub-accounts that are payable upon separation from service or on designated specified dates. Except in the case of death or disability, participants may elect in advance to have their various account balances pay out in a single lump sum or in installments over a period of two to ten years. In the event a participant separates from service by reason of death or disability, the participant or his or her designated beneficiary will receive the undistributed portion of his or her account balances in a lump-sum payment. Subject to approval by the deferred compensation plan administrator, in the event of an unforeseen financial emergency beyond the participant’s control, a participant may request a withdrawal from an account up to the amount necessary to satisfy the emergency (provided the participant does not have the financial resources to otherwise meet the hardship).
Pension Benefits
We maintain a noncontributory defined benefit pension plan covering our U.S. employees who have met the eligibility criteria. The retirement plan was closed to new participants beginning June 1, 1998, and none of our NEOs were hired before that date.
Potential Payments upon Termination, Retirement or Change in Control
This section describes the post-employment benefits that each of our NEOs would be entitled to receive in connection with various termination of employment and change-in-control scenarios.
Employment Agreements with Our Named Executive Officers
The employment agreements with each continuing NEO are for an initial term of three years following the applicable effective date and are automatically extended for one additional year on the second anniversary of the effective date and each anniversary thereafter unless either party provides notice of non-renewal. Each of these agreements prohibits the NEO from disclosing our confidential information, competing with us, soliciting our customers or recruiting our employees for a period of 24 months following the separation date provided that, if the NEO’s employment is terminated by the Company without cause or the NEO for good reason, the non-competition period is for a period of 18 months. The non-compete does not apply if the NEO’s employment is terminated as a result of the Company’s decision not to extend the employment agreement.
The employment agreements with the NEOs may be terminated by us at any time for “cause” (as defined below) or for no reason or by the NEO with or without “good reason” (as defined below). The employment agreements will also terminate upon the NEO’s death, disability or retirement. Depending on the reason for the termination and when it occurs, the NEO will be entitled to certain severance benefits, as described below, which may be delayed for such time as may be necessary to avoid a violation of Section 409A of the Internal Revenue Code. “Cause,” as defined in the employment agreements, generally means (i) the failure by the NEO to perform substantially his responsibilities after delivery of notice and a cure period of ten business days, (ii) engagement in any fraud, misappropriation, embezzlement or similar dishonest or wrongful act, (iii) substance abuse that materially interferes with the NEO’s ability to perform or the use of illegal drugs, (iv) violation of laws or Company policies regarding employment discrimination, harassment, conflicts of interest, retaliation, competition with our Company, solicitation of our customers or employees on behalf of anyone other than us, improper use or disclosure of confidential or proprietary information, or (v) commission of or conviction for, or plea of guilty or nolo contendere to, a felony or a crime involving dishonesty or other moral turpitude. In the case of Mr. Bready, any determination of “Cause” requires a finding that such circumstances exist by not less than a majority (or, following a transaction constituting a change in control, not less than three-quarters) of the board.
“Good Reason,” as defined in the employment agreements, generally means (a) a material adverse reduction in position, duties or responsibilities, (b) in the case of Mr. Bready, a change such that he no longer reports directly and exclusively to the board, (c) a reduction of the NEO’s base salary, bonus opportunity (to a target below the minimum specified in the agreement), or in welfare benefits (in each case, unless such reduction is made to similarly situated senior executives), (d) a failure of our Company to require a successor-in-interest to agree to
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 83

perform our obligations under the employment agreement, (e) relocation from the Atlanta, Georgia metropolitan area, or (f) material breach by the Company of the employment agreement.
Termination Without Cause or Resignation for Good Reason When Not Related to a Change in Control.   If, prior to a change in control or on or after the second anniversary of a change in control, the NEO’s employment is terminated by us without cause or the NEO resigns for good reason, the NEO will be entitled to the following payments and benefits:
•
Accrued salary and benefits through the separation date.

•
Continued payments of the NEO’s base salary for 24 months (in the case of Mr. Bready) or 18 months (in the case of the other NEOs), in each case provided that the NEO does not violate any restrictive covenants.

•
A prorated annual incentive bonus for the year in which the termination occurs, based on actual performance against certified pre-established bonus targets.

•
An additional cash payment equal to 2x (in the case of Mr.Bready) or 1.5x (in the case of the other NEOs) the NEO’s target annual bonus opportunity, payable nine months after the separation date, provided that the NEO does not violate any restrictive covenants.

•
A lump sum cash payment equal to 18 months of the NEO’s COBRA premiums, payable within 60 days following separation.

•
All of the NEO’s stock options exercisable within 24 months as of the separation date and all of the NEO’s restricted stock will vest as of the separation date, with the options remaining exercisable for no more than 90 days from the separation date.

•
The NEO’s performance units will vest proportionately based on the number of days elapsed in the applicable performance cycle as of the date of separation based on (x) target performance (if termination occurs in the first year of the applicable performance cycle) or (y) actual performance (if termination occurs after the first year of the applicable performance cycle).

Termination Without Cause or Resignation for Good Reason When Related to a Change in Control.   If, within 24 months after a change in control, the NEO’s employment is terminated by us without cause or the NEO resigns for good reason, the NEO will be entitled to the following benefits:
•
Accrued salary and benefits through the separation date.

•
A cash payment equal to 3x (in the case of Mr.Bready) or 2x (in the case of the other NEOs) the amount of the NEO’s then-current base salary as a lump sum payment or payments, provided that the NEO does not violate any restrictive covenants.

•
A prorated annual incentive bonus for the year in which the termination occurs based on (a) the NEO’s then-current target bonus opportunity, if the separation date occurs before the end of the year in which the change of control occurred, or (b) the actual amount earned based on certified results, if the separation date occurs during a year that began after the change in control occurred.

•
A cash payment equal to 3x (in the case of Mr. Bready) or 2x (in the case of the other NEOs) of the amount of the NEO’s then-current target bonus opportunity, payable nine months after the separation date, provided that the NEO does not violate any restrictive covenants.

•
A lump sum cash payment equal to 18 months of the NEO’s COBRA premiums, payable within 60 days following separation.

•
All of the NEO’s restricted stock and stock options granted will vest as of the separation date, and the options will remain exercisable for no more than 90 days from the separation date.

•
The NEO’s performance units will vest in full based on target performance (if termination occurs in the first year of the applicable performance cycle) or actual performance (if termination occurs after the first year of the applicable performance cycle).

The NEO also will be eligible for comparable benefits if his employment is terminated without cause or if he resigns for good reason in anticipation of a change-in-control transaction. The employment agreements specify
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that a termination or resignation is considered to be in anticipation of a change-in-control transaction if the termination occurs following public announcement of a change-in-control transaction, which transaction is consummated within nine months.
Death or Disability.   Whether or not a change in control occurs, if the NEO’s employment is terminated by reason of death or disability, the NEO will be entitled to receive accrued salary and benefits through the separation date and any other benefits that may apply. All of the NEO’s performance units, restricted stock awards and stock options will vest (in the case of performance-based awards, based on target performance), and the options will remain exercisable for no more than 90 days from the separation date.
Retirement.   Whether or not a change in control occurs, if the NEO’s employment is terminated by reason of his or her retirement, the NEO will be entitled to receive accrued salary and benefits through the separation date and any other benefits that may apply. All of the NEO’s performance units, restricted stock awards and stock options will vest (in the case of performance units, based on actual performance at the end of the applicable performance cycle), and the options will remain exercisable for no more than 90 days following retirement.
Termination for Cause or Resignation Without Good Reason.   If we terminate the NEO for cause, or if the NEO resigns without good reason, the NEO will be entitled to receive accrued salary and benefits through the separation date, but no additional severance amount will be payable under the terms of the employment agreement.
Change in Control Without Termination of Employment.   Our compensation arrangements with our NEOs are “double trigger,” meaning that in order for the NEO to receive severance payments and for the vesting of any of an NEO’s awards to accelerate upon a change in control, there must be a change-in-control transaction as well as a termination of employment without cause or resignation for good reason within 24 months after the change in control (or, as described above, a termination in anticipation of a change in control). In addition, except in the case of retirement, receipt of severance payments and benefits, whether or not in connection with a change in control, requires the NEO to execute a release of claims in favor of the Company.
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 85

Potential Payments Table
The following table sets forth quantitatively the potential post-employment payments that are described above for each of our NEOs. The potential payments to our NEOs are hypothetical situations only and assume that termination of employment and/or change-in-control occurred on December 31, 2024. The amounts shown in the table do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment, such as accrued salary and distributions of plan balances under our tax-qualified 401(k) plan. The value of the acceleration of vesting of stock options, restricted stock and performance-based restricted stock units are calculated based on the $112.06 closing price on December 31, 2024. The value of healthcare continuation is based on COBRA rates.
Name and Form of Payment	Termination Without Cause; Resignation for Good Reason (No Change in Control)	Termination Without Cause or Resignation for Good Reason (Change in Control)(1)	Death or Disability	Retirement	Termination for Cause; Resignation Without Good Reason
Cameron M. Bready
Base salary severance	$2,000,000	$3,000,000	$—	$—	$—
Annual cash incentive bonus	1,942,000	2,000,000	—	—	—
Other cash severance	4,000,000	6,000,000	—	—	—
Restricted stock acceleration	6,237,820	6,237,820	6,237,820	6,237,820	—
Stock option acceleration(2)	328,068	328,068	328,068	328,068	—
Performance units	10,241,220(3)	17,539,407(3)	14,389,849(4)	18,475,108(5)	—
COBRA	41,045	41,045	—	—	—
Total	$24,790,153	$35,146,340	$20,955,737	$25,040,996	$—
Robert Cortopassi
Base salary severance	$1,162,500	$1,550,000	$—	$—	$—
Annual cash incentive bonus	791,466	968,750	—	—	—
Other cash severance	1,453,125	1,937,500	—	—	—
Restricted stock acceleration	3,895,430	3,895,430	3,895,430	3,895,430	—
Stock option acceleration(2)	72,160	108,248	108,248	108,248	—
Performance units	2,126,656(3)	4,016,903(3)	3,807,575(4)	4,397,122(5)	—
COBRA	41,219	41,219	—	—	—
Total	$9,542,556	$12,518,050	$7,811,253	$8,400,800	$—
Joshua J. Whipple
Base salary severance	$1,125,000	$1,500,000	$—	$—	$—
Annual cash incentive bonus	859,335	900,000	—	—	—
Other cash severance	1,350,000	1,800,000	—	—	—
Restricted stock acceleration	2,979,900	2,979,900	2,979,900	2,979,900	—
Stock option acceleration(2)	—	—	—	—	—
Performance units	3,629,316(5)	6,060,205(5)	5,016,590(5)	6,373,300(5)	—
COBRA	41,045	41,045	—	—	—
Total	$9,984,596	$13,281,150	$7,996,490	$9,353,200	$—
David L. Green
Base salary severance	$1,042,500	$1,390,000	$—	$—	$—
Annual cash incentive bonus	798,162	834,000	—	—	—
Other cash severance	1,251,000	1,668,000	—	—	—
Restricted stock acceleration	1,709,587	1,709,587	1,709,587	1,709,587	—
Stock option acceleration(2)	—	—	—	—	—
Performance units	4,699,124(5)	4,699,124(5)	4,699,124 (5)	4,699,124(5)	—
COBRA	41,045	41,045	—	—	—
Total	$9,541,418	$10,341,756	$6,408,711	$6,408,711	$—
Andréa Carter
Base salary severance	$930,000	$1,240,000	$—	$—	$—
Annual cash incentive bonus	592,310	620,000	—	—	—
Other cash severance	930,000	1,240,000	—	—	—
Restricted stock acceleration	2,445,597	2,445,597	2,445,597	2,445,597	—
Stock option acceleration(2)	—	—	—	—	—
Performance units	1,193,798(4)	1,852,688(3)	1,685,270(4)	1,954,775(5)	—
COBRA	13,227	13,227	—	—	—
Total	$6,104,932	$7,411,512	$4,130,867	$4,400,372	$—

(1)
Assumes a change in control occurred on December 31, 2024, immediately followed by the NEO’s termination.

86 – GLOBAL PAYMENTS INC. | 2025 Proxy Statement

(2)
For the purpose of this calculation, outstanding unvested options having an exercise price greater than the closing price of our common stock on such date have a value of $0.

(3)
For Ms. Carter and Messrs. Bready, Cortopassi, and Whipple (who are not yet eligible for retirement), the amounts reflect (i) the performance units granted in 2022, based on actual performance (including the TSR modifier for Mr. Bready), (ii) the performance units granted in 2023 pro rata, based on actual performance for the completed performance years and target performance for the performance year not completed (and no modification of such payout based on the TSR modifier for the three year performance period), and (iii) the performance units granted in 2024 pro rata based on target performance (and no modification of such payout based on the TSR modifier for the three year performance period).

(4)
For Ms. Carter and Messrs. Bready, Cortopassi, and Whipple (who are not yet eligible for retirement), the amounts reflect the number of shares that would be issued based on actual performance including the TSR modifier for Mr. Bready for performance units granted in 2022, and at target payout levels for the performance units granted in 2023 and 2024 (and no modification of such payout based on the TSR modifier for the three-year performance period).

(5)
Amount reflects the number of shares that would be issued based on actual performance, including the TSR modifier (if applicable), for the performance units granted in 2022 and for the performance units granted in 2023 and 2024, based on actual performance for the completed performance years and target performance for the performance years not completed (and no modification of such payout based on the TSR modifier for the three-year performance).

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Payments Made to Former NEO
The compensation that Ms. Johnston has received, or will receive, as applicable, in connection with her resignation for good reason effective September 14, 2024, is limited to, and does not exceed, the compensation that she was entitled to receive for such resignation under her employment agreement, is conditioned upon her compliance with the restrictive covenants included in her employment agreement, and includes the following:
•
Ms. Johnston will receive a lump sum cash payment of $900,000, representing her base salary multiplied by one and a half, $300,000 of which will be paid on March 15, 2025, and the remaining balance in equal installments over the twelve-month period beginning on April 15, 2025.

•
Ms. Johnston will receive a target bonus of $600,000 multiplied by one and a half and paid as a single lump sum on June 15, 2025.

•
Ms. Johnston received a pro rata bonus for the 2024 year upon the satisfaction and certification of the applicable performance targets, which was paid in a single lump sum.

•
All of the restricted shares of the Company’s common stock that Ms. Johnston owned as of September 14, 2024, vested as of that day. As of September 14, 2024, Ms. Johnston owned 12,489 unvested restricted shares of our common stock. The value of these shares based on the closing price of our stock on September 14, 2024, was $1,379,285.

•
All of the stock options that Ms. Johnston owned as of September 14, 2024, and that would have become exercisable on or before September 14, 2026, vested as of September 14, 2024. As of September 14, 2024, Ms. Johnston owned 6,125 stock options that would have vested on or before the day 24 months thereafter. The intrinsic value of these options as of September 14, 2024, based on the closing price of our stock on that date, was $0.

•
The PSUs Ms. Johnston received in 2024 were pro rata vested based on the days elapsed in the performance period, at target payout level of 100%, assuming no TSR modifier is applied, and the performance units converted into 2,488 unrestricted shares, valued at $274,775 (based on the closing price of our stock on September 14, 2024).

•
The Company will pay Ms. Johnston a lump sum payment equal to 18 months of COBRA premiums for health care coverage.

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Pay for Performance
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below.
Year (a)	Summary Compensation Table Total for First PEO (Sloan)(1) (b)	Summary Compensation Table Total for Second PEO (Bready)(1) (b)	Compensation Actually Paid for First PEO (Sloan)(1)(2)(3) (c)	Compensation Actually Paid for Second PEO (Bready)(1)(2)(3) (c)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(1) (d)	Average Compensation Actually Paid for Non-PEO Named Executive Officers(1)(2)(3) (e)	Value of Initial Fixed $100 Investment Based on(4):		Net Income (h)	CSM: Adjusted EPS(5) (i)
							Company Total Shareholder Return (f)	Peer Group Total Shareholder Return (g)
2024	—	$17,175,695	—	$10,007,218	$4,744,302	$3,553,124	$63.65	$173.90	$1,644,153,000	$11.55
2023	$22,021,748	$16,000,483	$28,581,988	$24,415,366	$4,617,351	$6,864,890	$71.49	$133.20	$1,028,823,000	$10.42
2022	$22,270,578	—	$14,220,443	—	$6,259,042	$2,727,411	$55.41	$118.77	$143,313,000	$9.32
2021	$23,318,393	—	$(5,868,325)	—	$6,816,632	$(1,131,883)	$74.78	$132.75	$987,864,000	$8.16
2020	$15,517,272	—	$23,203,124	—	$4,822,140	$11,886,007	$118.53	$98.31	$605,100,000	$6.40
(1)
Mr. Jeffrey Sloan (First PEO) was our PEO for each year presented until June 1, 2023. Mr. Cameron Beady (Second PEO) is our PEO effective June 1, 2023. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020-2021	2022	2023	2024
Cameron Bready	Cameron Bready	Joshua Whipple	Robert Cortopassi
Paul Todd	Paul Todd	Guido Sacchi	Joshua Whipple
Guido Sacchi	Joshua Whipple	David Green	David Green
David Green	Guido Sacchi	Andrea Carter	Andrea Carter
	David Green		Shannon Johnston

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Second PEO	Exclusion of Stock Awards for Second PEO	Inclusion of Equity Values for Second PEO	Compensation Actually Paid to Second PEO
2024	$17,175,695	$(14,044,143)	$6,875,666	$10,007,218
Year	Average Summary Compensation Table Total for Non-PEO NEOs	Average Exclusion of Stock Awards for Non-PEO NEOs	Average Inclusion of Equity Values for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs
2024	$4,744,302	$(3,327,367)	$2,136,189	$3,553,124
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 89

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Second PEO	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Second PEO	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Second PEO	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Second PEO	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Second PEO	Value of Dividends Paid on Equity Awards Not Otherwise Included for Second PEO	Total — Inclusion of Equity Values for Second PEO
2024	$12,340,175	$(4,860,324)	—	$(661,139)	—	$56,954	$6,875,666
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs	Average Value of Dividends Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs	Total — Average Inclusion of Equity Values for Non-PEO NEOs
2024	$2,815,876	$(713,388)	$124,929	$(95,320)	—	$22,092	$2,136,189

(4)
The Peer Group TSR set forth in this table utilizes the S&P Financials Sector Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in the 2024 Form 10-K. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the S&P Financials Sector Index, respectively. Amounts in this column for the years 2020-2023 have been adjusted for the S&P Financials Sector Index for which the Company was reclassified under the revised Global Industry Classification Standard structure in March 2023. Historical stock performance is not necessarily indicative of future stock performance.

(5)
Our company selected measure is adjusted EPS, which is a non-GAAP measure, that excludes (i) acquisition-related amortization expense; (ii) share-based compensation expense; (iii) acquisition, integration and separation expense; (iv) gain or losses on business dispositions; (v) facilities exit charges; (vi) charges for business transformation activities; (vii) discrete tax items; (viii) other income and expenses; (ix) employee termination benefits; (x) charges for technology assets that will no longer be utilized under a revised technology architecture development strategy; (xi) modernization charges; (xii) asset; write-offs for discontinued initiatives; and (xiii) the effect of noncontrolling interests and income taxes, as applicable.

Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2024 to Company performance. The measures in this table are not ranked.
Most Important Performance Measures(1)
Adjusted EPS
Adjusted Net Revenue
Adjusted Operating Margin

(1)
We use these financial performance metrics to set goals for, and to determine compensation paid, to our NEOs. See Appendix A to this proxy statement for a description of these non-GAAP financial measures.

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Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, the cumulative TSR over the five most recently completed fiscal years for the Company, and the cumulative TSR for the S&P Financials Sector Index over the same period.
*
The line graph assumes the investment of $100 in our common stock and the peer group on December 31, 2019 and assumes reinvestment of all dividends.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the five most recently completed fiscal years.
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 91

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Adjusted EPS
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Adjusted EPS during the five most recently completed fiscal years.
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CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of our employees (excluding the Chief Executive Officer) and the annual total compensation of Cameron M. Bready, our Chief Executive Officer. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported below should not be used as a basis for comparison between companies.
For 2024, our last completed year:
•
The annual total compensation of the median employee was $62,410, which includes $16,623 in employer-provided health and welfare benefits; and

•
The annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table presented earlier in this proxy, was $17,175,695. For estimating our CEO pay ratio, the annual total compensation of our Chief Executive Officer was $17,200,307, which includes $24,612 in employer-provided health and welfare benefits.

Based on this information, for 2024, the ratio of the annual total compensation of the median employee to the annual total compensation of Mr. Bready, our Chief Executive Officer, was 276 to 1.
To determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates that we used were as follows:
•
We selected December 31, 2024, as our determination date.

•
We determined that, as of December 31, 2024, we had 27,006 employees working at the Company and its consolidated subsidiaries.

•
As is permitted under SEC rules, we eliminated 1,242 global employees (approximately 4.60% of our total population) from the data set. A list of the excluded employees and their country of residency is provided in the table below.

Country	# of Employees	Country	# of Employees	Country	# of Employees
Austria	31	Israel	11	Singapore	26
Bermuda	3	Italy	1	Slovakia	52
Brazil	201	Macao	6	Sri Lanka	25
Chile	87	Malaysia	92	Taiwan	59
Gibraltar	18	Malta	24	Turkey	39
Greece	144	Netherlands	156	United Arab Emirates	61
Hong Kong	133	New Zealand	9
Hungary	39	Romania	25

•
To determine our “median employee” from our adjusted employee population, we used “annual base pay” as our consistently applied compensation definition. We used a stratified statistical sampling methodology to provide a reasonable estimate of the median base pay for the remaining 25,764 employees considered. We then identified employees who were paid within a +/-5% range of that value, based on our assumptions that the median employee was likely to be within that group and that those within that group had substantially similar probabilities of being the median employee. We then analyzed taxable wages for this group to select a single median employee. We did not change our methodology or material assumptions, adjustments, or estimates from those used in our pay ratio disclosure for 2023.

•
Using this methodology, we determined that the “median employee” was a full-time, hourly employee located in the United States.

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 93

Proposal Three: Ratification of the Appointment of Independent Registered Public Accounting Firm
We are asking you to ratify the appointment of Deloitte for the year ending December 31, 2025. Ratification of the selection of Deloitte as the Company’s independent registered public accounting firm is not required by the SEC or NYSE rules, Georgia law, the Company’s articles of incorporation or the Company’s bylaws. However, the board of directors is submitting the selection of Deloitte to shareholders for ratification as a matter of good corporate practice. If a majority of the votes cast fail to ratify the selection, the Audit Committee will consider the selection of other independent registered public accountants for the year ending December 31, 2025.
Our Board of Directors recommends that you vote FOR the following resolution:
RESOLVED, that the appointment by the Audit Committee of the Company’s board of directors of Deloitte as the independent registered public accounting firm for the Company, to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 2025, is ratified and approved.
The Audit Committee selects our independent registered public accountants. Our Audit Committee has determined that it is in the best interest of our Company and its shareholders to continue to retain Deloitte, who served during 2024, to serve as our independent registered public accounting firm for the year ending December 31, 2025, and the board has ratified the selection. A representative of Deloitte is expected to be present at the annual meeting. The representative will be given the opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions from shareholders.
Report of the Audit Committee
In accordance with applicable SEC rules, the Audit Committee issued the following report on February 11, 2025. The Audit Committee consisted of the following members as of such date: William B. Plummer (Chair), Robert H.B. Baldwin, Jr., Connie D. McDaniel and John T. Turner, each of whom is independent under the listing standards of the NYSE and the applicable rules and regulations promulgated by the SEC. The duties and responsibilities of the Audit Committee are set forth in a written Audit Committee charter, which is available on the Investor Relations section of our website at www.globalpayments.com. The Audit Committee reviews the charter annually and, when appropriate, recommends any changes to the board for approval.
The primary responsibility of the Audit Committee is to oversee our financial reporting process on behalf of the board and to report the results of the Audit Committee’s activities to the board. Management has the primary responsibility for the financial statements and reporting process, including the systems of internal control, and the independent registered public accounting firm (Deloitte) is responsible for auditing those financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon.
The Audit Committee is directly responsible for the compensation, retention and oversight of the Company’s independent registered public accounting firm and meets with the Company’s internal auditors and independent registered public accounting firm, with and without management present (in person, by telephone or virtually), to discuss the scope, plan, status and results of their respective audits. In addition, the Audit Committee meets with management and the independent registered public accounting firm to review the Company’s financial results and earnings press releases related thereto prior to their issuance.
In 2024, the Audit Committee held five meetings. Meeting agendas are established by the Audit Committee Chair, based on input from the Chief Financial Officer and the Chief Accounting Officer. During 2024, among other things, the Audit Committee:
•
met with the senior members of the Company’s leadership and financial management teams at each regularly scheduled meeting;

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•
held separate private sessions, during its regularly scheduled meetings, with each of the Company’s General Counsel, the independent registered public accounting firm, and the head of Internal Audit, at which candid discussions regarding financial management, legal, accounting, auditing and internal control matters took place;

•
received periodic updates on management’s processes to assess the adequacy of the Company’s internal controls over financial reporting and the framework used to make the assessment;

•
received periodic updates from management on the Company’s financial risk management practices and integration of recent acquisitions;

•
received quarterly reports from the Chief Risk Officer on key risk assessments and tolerance levels with respect to the Company’s major financial risk and enterprise exposure, including but not limited to cyber- security and data governance, privacy, business resiliency, vendor management, physical security and the Company’s environmental sustainability program;

•
reviewed and discussed with management and Deloitte the Company’s earnings releases and quarterly reports on Form 10-Q and the 2024 Form 10-K prior to filing with the SEC;

•
reviewed and approved the Company’s internal audit plan and internal audit methodology; and

•
participated, with representatives of management and Deloitte, in educational sessions about various relevant topics of interest to the Audit Committee.

Deloitte has served as the Company’s independent registered public accounting firm since 2002. Before retaining Deloitte for the year ending December 31, 2025, the Audit Committee evaluated Deloitte’s performance with respect to its services to the Company provided during 2024. In conducting this evaluation, the Audit Committee reviewed and discussed with management matters related to Deloitte’s independence, technical expertise and industry knowledge. The Audit Committee also reviewed Deloitte’s communications with the Audit Committee during 2024 and considered Deloitte’s tenure. In addition, in order to ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. The Audit Committee ensures that the mandated rotation of Deloitte’s personnel occurs routinely.
In keeping with its responsibilities and the performance of its oversight function, the members of the Audit Committee as of February 11, 2025, have reviewed and discussed with management and Deloitte our audited financial statements as of December 31, 2024, and for the twelve months then ended. The Audit Committee has discussed with Deloitte the matters required to be discussed by PCAOB Auditing Standard No. 1301 (Communication with Audit Committees). The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence. In addition, the Audit Committee has considered the compatibility of non-audit services with Deloitte’s independence. Based on the reviews and discussions referenced above, the members of the Audit Committee, as of February 11, 2025, recommended to the board that the audited financial statements referenced above be included in the 2024 Form 10-K.
AUDIT COMMITTEE
William B. Plummer (Chair)
Robert H.B. Baldwin, Jr.
Connie D. McDaniel
John T. Turner
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 95

Auditor Fees
The following table presents the aggregate fees for professional services rendered by Deloitte during 2024 and 2023:
	2024	2023
Audit fees	$8,457,005	$10,215,299
Audit-related fees	$267,366	$643,122
Tax fees	$4,457,128	$4,352,300
All other fees	—	—
Total	$13,181,499	$15,210,721
Audit fees.   Audit fees represent fees for the audit of our annual financial statements, the reviews of the financial statements included in our Quarterly Reports on Form 10-Q, and the services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
Audit-related fees.   Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not included under “Audit fees” disclosed above. Each period includes fees for reports provided on local regulatory requirements and other fees associated with various initiatives by the Company.
Tax fees.   Tax fees in each period represent fees for tax compliance, tax consulting, and advisory services.
Audit Committee Pre-approval Policies
The Audit Committee must approve all audit services and permissible non-audit services provided by Deloitte prior to the commencement of the services, and is responsible for the audit fee negotiations associated with the engagement. In making its pre-approval determination, the Audit Committee considers whether providing the non-audit services is compatible with maintaining the auditor’s independence. To minimize relationships that could appear to impair the objectivity of the independent registered public accounting firm, it is generally the Audit Committee’s practice to restrict the non-audit services that may be provided to us by our independent registered public accounting firm to audit-related services, tax services and merger and acquisition due diligence and integration services, but other permissible non-audit services are approved on a case-by-case basis.
The Audit Committee has delegated to the Chair of the Audit Committee the authority to approve non-audit services by the independent registered public accounting firm within the guidelines set forth above, provided that the fees associated with the applicable engagement are not anticipated to exceed $250,000. Any decision by the Chair to pre-approve non-audit services must be presented to the full Audit Committee for ratification at its next scheduled meeting. All of the services described above were approved by the Audit Committee in accordance with the foregoing policy.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
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Proposal Four: Approval of the Global Payments 2025 Incentive Plan
We are asking our shareholders to approve the Global Payments 2025 Incentive Plan (referred to as the 2025 LTIP or the Plan). Upon the recommendation of the Compensation Committee, our board adopted the 2025 LTIP on February 13, 2025, subject to approval by our shareholders.
The purpose of the 2025 LTIP is to promote the success and enhance the value of the Company by linking the personal interests of employees, officers and directors of the Company and its shareholders, as well as by providing such persons with an incentive for outstanding performance. Also, the 2025 LTIP provides flexibility for the Company to attract, motivate, and retain these individuals upon whose judgment, interest, and efforts the financial success and growth upon which Company’s business largely depends.
We currently issue equity awards under the Global Payments Amended and Restated 2011 Incentive Plan (the 2011 Plan) only. The 2025 LTIP is intended to serve as the successor to the 2011 Plan.
If our shareholders approve the 2025 LTIP, all future equity awards will be made from the 2025 LTIP, and we will not grant any additional awards under the 2011 Plan. If the 2025 LTIP is not approved by our shareholders, the Compensation Committee will continue to grant equity awards under the 2011 Plan until it expires on September 28, 2026. Accordingly, we would be at a disadvantage against our competitors for recruiting, retaining, and motivating individuals critical to our success and could be forced to increase cash compensation.
Proposed Share Reserve
The maximum number of shares of common stock that may be issued under all equity awards granted pursuant to the 2025 LTIP, subject to adjustments described below, will be equal to 12,601,860 less one share for every one share subject to an award granted under the 2011 Plan after December 31, 2024 and prior to the effective date of the 2025 LTIP. After December 31, 2024, any shares subject to an award under the Prior Plans (as defined below) that are terminated or expire unexercised, are settled for cash, or are canceled, forfeited or lapse for any reason, will, to the extent of such termination, expiration, cash settlement, cancellation, forfeiture or lapse, be added to the shares available for grant under the 2025 LTIP on a one-for-one basis.
From and after the effective date of the 2025 LTIP, no further awards shall be granted under the Prior Plans, and the Prior Plans will remain in effect only so long as awards granted thereunder remain outstanding.
For purposes of this proposal, the “Prior Plans” includes the 2011 Plan, as well as the following plans assumed by the Company in connection with prior acquisitions (collectively, the Assumed Plans): Total System Services 2017 Omnibus Plan, Total System Services 2012 Omnibus Plan, Total System Services 2007 Omnibus Plan, Amended and Restated NetSpend Holdings, Inc. 2004 Equity Incentive Plan for Options and Restricted Shares assumed by Total System Services, and EVO Payments, Inc. Second Amended and Restated 2018 Omnibus Incentive Stock Plan.
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Key Data Relating to Outstanding Equity Awards and Shares Available
The following table includes information regarding outstanding equity awards under the Prior Plans and shares available for future awards under the 2011 Plan as of December 31, 2024 (and without giving effect to approval of the 2025 LTIP under this proposal):
Prior Plans(1)
Total shares underlying outstanding stock options	778,000
Total shares underlying outstanding unvested time-based full value awards	1,626,000
Total shares underlying outstanding unvested performance-based full value awards(2)	626,000
Total shares underlying all outstanding awards	3,030,000
Weighted average exercise price of outstanding stock options	$112.91
Weighted average remaining contractual life of outstanding stock options	5.52 years
Total shares currently available for grant of new awards as of December 31, 2024(3)	6,623,550
Common Stock outstanding as of December 31, 2024	248,708,899
Market price of Common Stock as of December 31, 2024	$112.06

(1)
If our shareholders approve the 2025 LTIP, no further equity awards will be granted under the Prior Plans from and after the effective date of the 2025 LTIP.

(2)
Assumes performance-based awards will vest and pay out based on target performance levels being achieved.

(3)
Reflects shares available for issuance under the 2011 Plan. The Assumed Plans remain operative only to govern awards outstanding thereunder; no further grants or awards may be made under the Assumed Plans.

Burn Rate, Dilution and Overhang
A common measure of a stock plan’s cost is the “burn rate,” which refers to how fast a company uses the supply of shares authorized for issuance under its stock plan. Our burn rate for the last three years is set forth below, and our average burn rate over such three-year period was 0.58% of shares of our common stock outstanding per year.
Key Equity Metric	2024	2023	2022
Burn Rate(1)	0.55%	0.60%	0.60%
Overhang(2)	3.88%	3.72%	3.97%
Dilution(3)	1.22%	1.31%	1.25%

(1)
Burn rate is calculated by dividing the number of awards granted by the weighted average share outstanding for the applicable year.

(2)
Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year.

(3)
Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

Sound Governance Provisions included in the 2025 LTIP
The 2025 LTIP incorporates numerous governance best practices, including:
Feature	Description
Independent administration	Administered by our independent Compensation Committee.
No automatic replenishment of shares	The Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance can be automatically replenished.
Fixed year term	Unless earlier terminated, has a fixed 10 year term ending on April 24, 2035.
Minimum one-year vesting requirement	Subject to certain limited exceptions (including awards to non-employee directors), awards will generally be subject to a minimum vesting period of one year from the date of grant.
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Feature	Description
No liberal share recycling	Prohibits the re-use of shares withheld or delivered to satisfy the exercise price of a stock option or SAR or to satisfy tax withholding requirements. Also prohibits “net share counting” upon the exercise of stock options or SARs.
Double-trigger change-in-control vesting provision	If awards are assumed by a successor in connection with a change in control, such awards will not automatically vest and pay out solely as a result of the change in control. Instead, such awards will vest if, within two years after the effective date of the change in control, the participant’s employment is terminated without cause or for good reason.
Limitation on annual director awards	A limit of $600,000, or $850,000 in the case of a Chair of our board or Lead Director, per fiscal year applies to the total value of the aggregate grant date fair value of all equity-based grants and cash fees paid to a single non-employee director.
No discounted options or SARs	Minimum 100% fair market value (as of the date of grant) exercise price for options and SARs.
Prohibition on repricing	The exercise price of a stock option or SAR may not be reduced, directly or indirectly, without the prior approval of shareholders, including by a cash repurchase of “underwater” awards.
Clawback	Awards are subject to clawback policies adopted by the Company.
No current payment of dividend equivalents on unearned performance-based awards	Dividend equivalents with respect to performance-based awards will not be paid or distributed unless and until the underlying award vests.
Summary of Material Terms of the 2025 LTIP
The principal features of the 2025 LTIP are summarized below. However, this summary is qualified in its entirety by reference to the full text of the Plan, as attached to this proxy statement as Appendix B. Because this is a summary, it may not contain all the information that you may consider to be important. Therefore, we recommend that you read Appendix B carefully before you decide how to vote on this proposal.
Administration.   Generally, the 2025 LTIP will be administered by the Compensation Committee. The Compensation Committee will have the authority to (i) designate participants; (ii) determine the types of awards to be granted to each participant and the number, terms, and conditions thereof; establish, adopt, or revise any rules and regulations as it may deem advisable to administer the 2025 LTIP; (iii) interpret the terms and intent of the 2025 LTIP and any award certificate; and (iv) make all other decisions and determinations that may be required under the 2025 LTIP. Unless and until changed by our board, the Compensation Committee is designated to administer the 2025 LTIP.
Eligibility.   The 2025 LTIP permits the grant of awards to employees, officers, directors, and consultants of the Company and its affiliates as selected by the Compensation Committee. As of December 31, 2024, approximately 2,000 employees and officers and nine non-employee director nominees would be eligible to participate in the 2025 LTIP.
Permissible Awards.   The 2025 LTIP authorizes the granting of awards in any of the following forms:
•
market-priced stock options to purchase shares of our common stock (for a term not to exceed 10 years), which may be designated under the Internal Revenue Code (Code) as nonstatutory stock options (which may be granted to all participants) or incentive stock options (which may be granted to officers and employees but not to consultants or non-employee directors);

•
SARs, which give the holder the right to receive the difference (payable in cash or stock, as specified in the award certificate) between the fair market value per share of our common stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date);

GLOBAL PAYMENTS INC. | 2025 Proxy Statement – 99

•
restricted stock awards (including performance shares), which are subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee, including time-based and/or performance-based vesting conditions;

•
stock units (including performance units), which represent the right to receive shares of common stock (or an equivalent value in cash, as specified in the award certificate) at a designated time in the future, subject to time-based and/or performance-based vesting conditions set by the Compensation Committee;

•
other stock-based awards that are denominated in, or valued by reference to, shares of our common stock; and

•
cash-based awards, including performance-based annual bonus awards.

Share Reserve.   The maximum number of shares of common stock that may be issued under all equity awards granted pursuant to the 2025 LTIP, subject to adjustments described below, will be equal to 12,601,860 less one share for every one share subject to an award granted under the 2011 Plan after December 31, 2024 and prior to the effective date of the 2025 LTIP. After December 31, 2024, any shares subject to an award under the Prior Plans that are terminated or expire unexercised, are settled for cash, or are canceled, forfeited or lapse for any reason, will, to the extent of such termination, expiration, cash settlement, cancellation, forfeiture or lapse, be added to the shares available for grant under the 2025 LTIP on a one-for-one basis.
Share Counting.   Shares of common stock reserved and available for issuance pursuant to awards granted under the 2025 LTIP shall be counted against the 2025 LTIP reserve as follows:
•
Shares subject to awards that are canceled, terminated, forfeited, or settled in cash will again be available for awards under the 2025 LTIP.

•
Shares withheld to satisfy exercise prices or tax withholding obligations will not be added back to the pool of shares available for awards under the 2025 LTIP.

•
The full number of shares subject to a stock option will count against the shares remaining available under the 2025 LTIP, even if the exercise price of the stock option is satisfied in whole or in part through net-settlement or by delivering shares to the Company.

•
The full number of shares originally subject to an award of SARs will count against the shares remaining available under the 2025 LTIP.

•
The Compensation Committee may grant awards under the 2025 LTIP in substitution for awards held by employees of another entity who become employees of the Company as a result of certain corporate transactions, and such substitute awards will not count against the 2025 LTIP share reserve.

Adjustments.   In the event of a transaction between the Company and its shareholders that causes the per-share value of the Company’s common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the 2025 LTIP will be adjusted proportionately, and the Compensation Committee must make such adjustments to the 2025 LTIP and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of any corporate event or transaction involving the Company, such as a merger, consolidation, reorganization, recapitalization, stock split, a stock dividend, spin-off, or a combination or exchange of shares, dividend in kind or other like change in capital structure, the Compensation Committee may, in its sole discretion, make such other appropriate adjustments to the terms of any outstanding awards to reflect such changes or distributions and to modify any other terms of outstanding awards.
Limitations on Non-Employee Director Awards.   The aggregate compensation that may be granted or awarded during a single fiscal year to any non-employee director in respect of his or her services as a non-employee director, including all fees, cash retainers and equity awards, shall not exceed $600,000, or $850,000 in the case of a non-employee director who serves as Chair of our board or Lead Director. For purposes of such limit, the value of awards will be determined based on the aggregate grant date fair value of all awards issued to the director in such year (computed in accordance with applicable financial accounting rules).
Minimum Vesting Requirements.   Awards granted under the 2025 LTIP will generally be subject to a minimum vesting period of one year; provided, however, that the following awards will not be subject to the minimum vesting
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requirement: any (i) substitute awards granted in connection with corporate transactions, (ii) shares delivered in lieu of fully-vested cash awards, (iii) awards to non-employee directors, and (iv) any additional awards the Compensation Committee may grant, up to a maximum of five percent (5%) of the available shares under the 2025 LTIP. The minimum vesting requirement also does not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control.
Treatment of Awards upon Death.   Unless otherwise provided in an award agreement or any special plan document governing an award, in the event of a participant’s death, his or her options and SARs will become fully exercisable and will remain exercisable for one year or the earlier original expiration date, and all time-based vesting restrictions on that participant’s outstanding awards will lapse. Performance-based awards will be treated as provided in the applicable award certificate.
Treatment of Awards upon a Change in Control.
•
Unless otherwise provided in an award agreement or any special plan document governing an award, upon the occurrence of a change in control in which outstanding awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Compensation Committee or the board, all outstanding awards will become fully-vested and, if applicable, exercisable, as of the date of the change in control. Performance-based awards will be deemed to have been fully earned as of the change in control based upon an assumed achievement of all relevant performance goals at the target level.

•
With respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a “change in control,” if within two years after the effective date of the “change in control,” a participant’s employment is terminated without “cause” (as both terms are defined), then, such participant’s outstanding awards will become fully-vested and, if applicable, exercisable, as of the date of termination. Performance-based awards will be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the target level.

Discretionary Acceleration.   The Compensation Committee may in its sole discretion at any time determine that all or a portion of a participant’s awards will become fully-vested and, if applicable, exercisable.
Limitations on Transfer; Beneficiaries.   A participant may not assign or transfer an award other than by will or the laws of descent and distribution; provided, however, that the Compensation Committee may permit other transfers (other than transfers for value). A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.
Termination and Amendment of the Plan.   The board or the Compensation Committee may terminate or amend the 2025 LTIP, but if an amendment would constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. No termination or amendment of the 2025 LTIP may, without the written consent of the participant, reduce or diminish the value of an outstanding award. In addition, except for any mandatory adjustments to the Plan and outstanding awards, without the prior approval of our shareholders, the Plan may not be amended to permit: (i) the exercise price or base price of an option or SAR to be reduced, directly or indirectly, (ii) an option or SAR to be cancelled in exchange for cash, other awards, or options or SARs with an exercise or base price that is less than the exercise price or base price of the original option or SAR, or otherwise, or (iii) the Company to repurchase an option or SAR for value (in cash or otherwise) from a participant if the current fair market value of the shares underlying the option or SAR is lower than the exercise price or base price per share of the option or SAR. Unless sooner terminated, the 2025 LTIP will terminate on April 24, 2035.
The Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the shareholders, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.
Prohibition on Repricing.   Outstanding stock options and SARs cannot be repriced, directly or indirectly, without shareholder approval. The exchange of an “underwater” stock option or SAR (i.e., an award having an
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exercise price in excess of the current market value of the underlying stock) for another award or for a cash payment would be considered an indirect repricing and would, therefore, require shareholder approval.
Clawback Policy.   Awards under the 2025 LTIP will be subject to the Company’s clawback or similar policy, as amended from time to time.
Federal Income Tax Consequences
The U.S. federal income tax discussion set forth below is intended to provide general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2025 LTIP. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State and local income tax consequences are not discussed, and may vary from jurisdiction to jurisdiction.
Nonstatutory Stock Options.   There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2025 LTIP. When the optionee exercises a nonstatutory stock option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the shares will be short-term or long-term capital gain, depending on how long the shares were held.
Incentive Stock Options.   There will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.
SARs.   A participant receiving a SAR under the 2025 LTIP will not recognize income, and the Company will not be allowed a federal income tax deduction, at the time the SAR award is granted. When the participant exercises the SAR, the amount of cash and the fair market value of any shares of stock received will be treated as ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time.
Restricted Stock.   Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and the Company will not be allowed a federal income tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.
Stock Units.   A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).
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Cash-Based Awards.   A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a cash-based award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).
Tax Withholding.   The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2025 LTIP.
Benefits to Named Executive Officers and Others
As of March 13, 2025, no awards had been granted under the 2025 LTIP. All awards under the 2025 LTIP will be made at the discretion of the Compensation Committee. Therefore, it is not presently possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the 2025 LTIP in the future.
Equity Compensation Plan Information
The following table provides certain information as of December 31, 2024 concerning the shares of our common stock that may be issued under the Prior Plans.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(3)
Equity compensation plans approved by security holders	1,404,000	$112.91	6,623,550(4)
Equity compensation plans not approved by security holders	—	—	472,193(5)
Total	1,404,000	$112.91	7,095,743

(1)
Reflects grants outstanding under the 2011 Plan and grants outstanding under the Assumed Plans. The Assumed Plans remain operative only to govern awards outstanding thereunder; no further grants or awards may be made under the Assumed Plans.

(2)
Reflects the weighted-average exercise price of outstanding options and does not relate to outstanding performance units that convert to shares of common stock for no consideration.

(3)
We currently issue shares under the 2011 Plan and the 2000 ESPP only.

(4)
Includes shares authorized for issuance under the 2011 Plan, all of which are available for issuance pursuant to grants of full-value stock awards.

(5)
Reflects 472,193 shares available for issuance under the 2000 ESPP, but exclusive of 48,768 shares issued for the Q4 2024 offering period processed in January 2025, and an estimated 110,000 shares subject to purchase during the current offering period under the 2000 ESPP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE GLOBAL PAYMENTS 2025 INCENTIVE PLAN
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Proposal Five: Approval of Amended and Restated Employee Stock Purchase Plan
The board is requesting that our shareholders approve the amendment and restatement of the Company’s 2000 Employee Stock Purchase Plan (the 2000 ESPP) to authorize an aggregate of 2,300,000 shares of common stock and to make certain other administrative changes (the Amended ESPP). Following the recommendation of the Compensation Committee, the board adopted, subject to shareholder approval, the Amended ESPP on February 13, 2025, and recommends that shareholders approve the Amended ESPP. If our shareholders do not approve the Amended ESPP, the 2000 ESPP will remain in effect in its current form.
As of December 31, 2024,1,928,000 shares of common stock had been issued and approximately 472,000 shares remained available for issuance under the 2000 ESPP. The Amended ESPP increases the number of shares of common stock available for issuance to an aggregate of 2,300,000 shares.
Summary of Material Terms of the Amended ESPP
The principal features of the Amended ESPP are summarized below. However, this summary is qualified in its entirety by reference to the full text of the Amended ESPP, as attached to this proxy statement as Appendix C. Because this is a summary, it may not contain all the information that you may consider to be important. Therefore, we recommend that you read Appendix C carefully before you decide how to vote on this proposal.
Purpose
The purpose of the Amended ESPP is to ensure that we are able to continue to provide all employees interested in participating in the Amended ESPP with the opportunity to share in our future success by acquiring shares of our common stock. The Amended ESPP consists of two components: a 423 component which is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the tax code (the 423 Component), and a non-423 component (the Non-423 Component), which is not intended to so qualify.
Shares Subject to the Amended ESPP
The Amended ESPP provides that the number of shares of common stock reserved for issuance under the ESPP will be an aggregate of 2,300,000 shares. This number may increase or decrease proportionately, as appropriate, in the event of a future stock dividend, stock split, or combination of shares, recapitalization or other change in the Company’s capitalization, or other distribution with respect to holders of the Company’s common stock other than normal cash dividends. If at any time the number of shares remaining available for purchase under the Amended ESPP is not sufficient to satisfy all then outstanding purchase rights, the Compensation Committee will make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of any payroll deduction associated with unappropriated shares will be returned to the applicable participants.
The closing price of our common stock on December 31, 2024 was $112.06.
Administration
The Amended ESPP will be administered by the Compensation Committee. The Compensation Committee will have authority in its sole and absolute discretion to interpret and construe the provisions of the Amended ESPP, to adopt rules and regulations for the administration of the Amended ESPP and take all action in connection therewith. The Compensation Committee is also authorized to adopt rules, procedures and sub-plans with respect to the Non-423 Component of the Amended ESPP and for the operation of the Amended ESPP in jurisdictions outside of the United States.
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Eligibility
Generally, all Company employees who are scheduled to work at least 20 hours per week (or any lesser number of hours established by the Compensation Committee for any offering period under the Non-423 Component) and at least five months each calendar year (or any lesser number of months established by the Compensation Committee for any offering period under the Non-423 Component) are eligible to participate in the Amended ESPP.
As of December 31, 2024, approximately 17,383 employees were eligible to participate in the 2000 ESPP.
Offering Periods
For purposes of the 423 Component, the Amended ESPP provides for four, three-month offering periods during each calendar year, commencing on the first trading day after each January 1, April 1, July 1 and October 1, unless otherwise determined by the Compensation Committee. In no event will an offering period (whether under the 423 Component or Non-423 Component) exceed twenty-seven months.
Contributions
The Amended ESPP permits participants to purchase shares of common stock through payroll deductions from eligible compensation in an amount selected by participants between one percent (1%) and twenty percent (20%) of such participant’s compensation payable each pay period, and at any other time an element of compensation is payable. Eligible compensation includes a participant’s gross wages for the respective offering period, including without limitation, salary, bonus and commission, excluding such items as non-cash compensation and reimbursement of certain business expenses.
Exercise of Purchase Right
Amounts deducted and accumulated by the participant are used to purchase shares of common stock at the end of each offering period. The purchase price of the shares, or the methodology for determination of the purchase price, will be determined by the Compensation Committee, but will in no event be less than 85% of the fair market value of our common stock on the purchase date. The maximum number of shares of common stock that a participant may purchase in any offering period is 1,600 shares.
Participants may end their participation at any time during an offering period and will be paid their accrued contributions that have not yet been used to purchase shares of common stock. Participation ends automatically upon termination of employment with us.
Non-Transferability
A participant may not transfer rights granted to the participant under the Amended ESPP other than by will or the laws of descent and distribution.
Amendment; Termination
The Compensation Committee may terminate the Amended ESPP at any time and for any reason. The Amended ESPP will also terminate by its own terms if at any time the number of shares of our common stock available for issuance under the Amended ESPP is not sufficient to meet all purchase requirements.
Federal Income Tax Consequences
The U.S. federal income tax discussion set forth below is intended to provide general information only and does not purport to be a complete analysis of all of the potential tax effects of the Amended ESPP. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State and local income tax consequences are not discussed, and may vary from jurisdiction to jurisdiction.
The 423 Component of the Amended ESPP is intended to qualify as an “employee stock purchase plan” meeting the requirements of Section 423 of the Code. Under these provisions, a participant will not recognize taxable income until they sell or otherwise dispose of the shares purchased under the Amended ESPP. If a participant disposes of the shares acquired under the Amended ESPP more than two years from the option grant date and more than one
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year from the date the stock is purchased, then the participant must treat as ordinary income the amount by which the lesser of (i) the fair market value of the shares at the time of disposition, or (ii) the fair market value of the shares at the option grant date, exceeds the purchase price. Any gain in addition to this amount will be treated as a capital gain. If a participant holds shares at the time of their death, the holding period requirements are automatically deemed to have been satisfied and they will realize ordinary income in the amount by which the lesser of (i) the fair market value of the shares at the time of death, or (ii) the fair market value of the shares at the option grant date exceeds the purchase price. The Company will not be allowed a deduction if the holding period requirements are satisfied.
If a participant disposes of shares before expiration of two years from the date of grant and one year from the date of exercise, then the participant must treat as ordinary income the excess of the fair market value of the shares on the purchase date over the purchase price. Any additional gain will be treated as long-term or short-term capital gain or loss, as the case may be. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the participant.
The Non-423 Component of the Amended ESPP does not qualify under the provisions of Section 423 of the Code. Under the applicable Code provisions, a participant will recognize ordinary income at the time the shares are purchased measured as the excess of the fair market value of the shares purchased over the purchase price and the Company will be entitled to a corresponding deduction. Any additional gain or loss on the subsequent sale or disposition will be long-term or short-term capital gain or loss, depending on the capital gain holding period.
Plan Benefits to Named Executive Officers and Others
The benefits that will be received by or allocated to persons eligible to participate in the Amended ESPP in the future cannot be determined at this time because the amount of contributions set aside to purchase shares of the Company’s common stock under the Amended ESPP (subject to the limits of the plan) are entirely within the discretion of each participant.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED ESPP.
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Additional Information
Relationships and Related Party Transactions
Related Party Transaction Policy
The board of directors has adopted a written policy that requires the Audit Committee to conduct a reasonable prior review of, and either approve or prohibit (as applicable) certain transactions with related parties of the Company. Transactions that are covered under the policy include any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which: (1) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year; (2) the Company is a participant; and (3) any related party of the Company (such as an executive officer, director, nominee for election as a director or greater than 5% beneficial owners of Company stock, or their immediate family members) has or will have a direct or indirect material interest.
In determining whether to approve a related party transaction, the Audit Committee evaluates the relevant facts and circumstances, including the fairness of the terms of the transaction, the benefit of the transaction to the Company, the impact on a director or officer’s independence, the availability of the goods or services from other sources and other facts considered material by the Audit Committee.
The policy does not apply to transactions that occurred, or in the case of ongoing transactions, transactions that began prior to the date of the adoption of the policy by the board.
A copy of the 2024 Form 10-K, including the financial statements and financial statement schedules (but without exhibits), will be provided, free of charge, upon written request of any shareholder addressed to Global Payments Inc., 3550 Lenox Road, Suite 3000 Atlanta, Georgia 30326, Attention: Investor Relations. Additionally, the 2024 Form 10-K is available on the SEC’s web site at www.sec.gov.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee were at any time during 2024, or at any other time, an officer or employee of the Company. During 2024, none of the Company’s executive officers served on the board of directors or compensation committee of any other entity that had an executive officer that serves on the Company’s board or Compensation Committee.
Shareholders Sharing the Same Address
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering to that address a single proxy statement to those shareholders. This process, which is commonly referred to as “householding,” provides convenience for shareholders and cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you notify us or your broker that you no longer wish to participate in householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one copy, please notify your broker if your shares are held in a brokerage account, or notify us if you hold registered shares. You can notify us by sending a written request to Global Payments Inc., c/o Corporate Secretary, 3550 Lenox Road, Suite 3000, Atlanta, Georgia 30326 or by contacting Investor Relations at Investor.Relations@globalpay.com or (770) 829-8478.
Shareholder List
We will maintain a list of shareholders entitled to vote at the 2025 annual meeting. The list will be available for examination during the 2025 annual meeting. Refer to the Question and Answer section starting on page 22 for instructions on how to access materials for the 2025 annual meeting.
Delinquent Section 16(a) Reports
Based solely on a review of copies of Forms 3 and 4 filed with the SEC, or written representations that no annual forms (Form 5) were required, we believe that, during 2024, all of our officers, directors and 10% shareholders
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complied with the reporting requirements of the SEC regarding their ownership and changes in ownership of our common stock (as required pursuant to Section 16(a) of the Exchange Act), with the following exception: one grant of fully-vested shares, which were granted to Thaddeus Arroyo as compensation for service as a non-employee director, was not reported on a timely-filed Form 4 due to Mr. Arroyo’s CCC code being changed without the Company’s knowledge. As soon as the Company received the updated codes, the transaction was reported on a Form 4.
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Appendix A
Performance Metrics for Determining Awards under Short-Term and Long-Term Incentive Plans
In this proxy statement, we disclose performance goals related to awards under our short-term incentive plan based on adjusted net revenue and adjusted operating margin, and adjusted EPS under our long-term incentive plan. These performance metrics, as used herein, are calculated for the sole purpose of determining compensation. Set forth below is a methodology for determining, and the rationale for using, these terms.
Metric	Definition	Rationale for Use
Adjusted EPS
Adjusted EPS is calculated by dividing adjusted net income attributable to the Company, excluding the impact of foreign currency exchange rates, by the diluted weighted-average number of shares outstanding.
Adjusted net income attributable to the Company for 2024 reflects adjustments to remove (i) acquisition-related amortization expense; (ii) share-based compensation expense; (iii) acquisition, integration and separation expense; (iv) gain or losses on business dispositions; (v) facilities exit charges; (vi) charges for business transformation activities; (vii) discrete tax items; (viii) other income and expenses; (ix) employee termination benefits; (x) charges for technology assets that will no longer be utilized under a revised technology architecture development strategy; (xi) modernization charges; (xii) asset; write-offs for discontinued initiatives; and (xiii) the effect of noncontrolling interests and income taxes, as applicable.
Adjusted EPS is a primary metric management uses to more closely reflect the economic benefits to our core business and other factors we believe are pertinent to the daily management of our operations.
Adjusted Net Revenue	Adjusted net revenue for 2024 excludes (i) gross-up related payments (included in operating expenses) associated with certain lines of business to reflect the economic benefits to the Company; (ii) the effect of acquisition accounting fair value adjustments for software-related contract liabilities associated with acquired businesses; and (iii) the impact of foreign currency exchange rates.	Adjusted net revenue is used to set goals for and to determine incentive compensation.
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Metric	Definition	Rationale for Use
Adjusted Operating Margin
Adjusted operating margin is calculated by dividing adjusted operating income by adjusted net revenue; both measures exclude the impact of foreign currency exchange rates.
Adjusted operating income for 2024 excludes (i) acquisition-related amortization expense; (ii) share-based compensation expense; (iii) acquisition, integration and separation expense; (iv) gain or losses on business divestitures; (v) facilities exit charges; (vi) charges for business transformation activities; (vii) employee termination benefits; (viii) charges for technology assets that will no longer be utilized under a revised technology architecture development strategy; (ix) modernization charges; (x) asset write-offs for discontinued initiatives; and (xi) other items specific to the reporting period.
Adjusted operating margin allows us to assess the quality and efficiency of our operations to promote a long-term outlook.
Transformation Adjusted Operating Income Benefit	Transformation adjusted operating income benefit is the incremental adjusted operating income driven by initiatives in connection with the Company’s transformation efforts.	Key measurement of profitability related to the Company’s transformation efforts.
Adjusted EPS, adjusted net revenue, and adjusted operating margin should be considered in addition to, and not as a substitute for, GAAP diluted earnings per share, revenue and operating income, respectively. Because these performance metrics, as used herein, are calculated for the sole purpose of determining compensation, they may differ from the non-GAAP financial measures reported elsewhere in Company filings.
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Appendix B
GLOBAL PAYMENTS INC.
2025 INCENTIVE PLAN
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GLOBAL PAYMENTS INC.
2025 INCENTIVE PLAN
ARTICLE 1
PURPOSE
1.1.   GENERAL.   The purpose of the Global Payments Inc. 2025 Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Global Payments Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.
ARTICLE 2
DEFINITIONS
2.1.   DEFINITIONS.   When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:
(a)   “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.
(b)   “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Dividend Equivalents, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.
(c)   “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.
(d)   “Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.
(e)   “Board” means the Board of Directors of the Company.
(f)   “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Committee in its sole discretion: gross neglect of duty; prolonged absence from duty without the consent of the Company; material breach by the Participant of any published Company code of conduct or code of ethics; intentionally engaging in activity that is in conflict with or adverse to the business or other interests of the Company; or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company. With respect to a Participant’s termination of directorship, “Cause” means an act or failure to act that constitutes cause for removal of a director under applicable Georgia law. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.
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(g)   “Change in Control” means and includes the occurrence of any one of the following events:
(i)   during any consecutive 12-month period, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the beginning of such 12-month period and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or
(ii)   any Person becomes a Beneficial Owner, directly or indirectly, of either (A) 35% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or
(iii)   the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 35% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no Person (other than (x) the Company or any Subsidiary, (y) the Surviving Entity or its ultimate parent entity, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the Beneficial Owner, directly or indirectly, of 35% or more of the total common stock or 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Entity, and (C) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”).
(h)   “Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.
(i)   “Committee” means the committee of the Board described in Article 4.
(j)   “Company” means Global Payments Inc., a Georgia corporation, or any successor corporation.
(k)   “Continuous Service” means the absence of any interruption or termination of service as an employee, officer, director or consultant of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Service” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Service shall not be considered interrupted in the following cases: (i) a Participant
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transfers employment between the Company and an Affiliate or between Affiliates, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, (iii) a Participant transfers from being an employee of the Company or an Affiliate to being a director of the Company or of an Affiliate, or vice versa, (iv) in the discretion of the Committee as specified at or prior to such occurrence, a Participant transfers from being an employee of the Company or an Affiliate to being a consultant to the Company or of an Affiliate, or vice versa, or (v) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Service shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided, however, that for purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).
(l)   “Deferred Stock Unit” means a right granted to a Participant under Article 9 to receive Shares (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.
(m)   “Disability” of a Participant means that the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Participant’s employer. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination of whether a Participant has incurred a Disability will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.
(n)   “Dividend Equivalent” means a right granted to a Participant under Article 12.
(o)   “Effective Date” has the meaning assigned such term in Section 3.1.
(p)   “Eligible Participant” means an employee (including a leased employee), officer, director or consultant of the Company or any Affiliate.
(q)   “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.
(r)   “Fair Market Value,” on any date, means (i) if the Stock is listed on a securities exchange, the closing sales price on the principal such exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such date, provided that if the Stock is not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.
(s)   “Full-Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).
(t)   “Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, consulting, severance or similar agreement, if any, between a Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such
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term in the applicable Award Certificate. If not defined in either such document, the term “Good Reason” as used herein shall not apply to a particular Award.
(u)   “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.
(v)   “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.
(w)   “Independent Directors” means those members of the Board of Directors who qualify at any given time as (a) an “independent” director under the applicable rules of each Exchange on which the Shares are listed, and (b) a “non- employee” director under Rule 16b-3 of the 1934 Act.
(x)   “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.
(y)   “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.
(aa)   “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.
(bb)   “Other Stock-Based Award” means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.
(cc)   “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.
(dd)   “Participant” means an Eligible Participant who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 13.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.
(ee)   “Performance Award” means any award granted under the Plan pursuant to Article 10.
(ff)   “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.
(gg)   “Plan” means the Global Payments Inc. 2025 Incentive Plan, as amended from time to time.
(hh)   “Prior Plans” means the Global Payments Inc. 2011 Incentive Plan (the “2011 Plan”), the Total System Services 2017 Omnibus Plan, Total System Services 2012 Omnibus Plan, Total System Services 2007 Omnibus Plan, Amended and Restated NetSpend Holdings, Inc. 2004 Equity Incentive Plan for Options and Restricted Shares assumed by Total System Services, and EVO Payments, Inc. Second Amended and Restated 2018 Omnibus Incentive Stock Plan.
(ii)   “Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.
(jj)   “Restricted Stock Unit” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.
(kk)   “Retirement” means, unless otherwise defined in the applicable Award Certificate, (i) in the case of an employee, resignation or termination of employment without Cause from the Company, a Parent or Subsidiary after age 65 with ten years of continual service or “credited service” as reflected in the official human resources
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records of the employing company, or (ii) in the case of a Non-Employee Director, departure from the Board without Cause after age 65 or the failure to be re-elected or re-nominated as a director at any age.
(ll)   “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 14, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 14.
(mm)   “Stock” means the no par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 14.
(nn)   “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.
(oo)   “Subsidiary” means any corporation, limited liability company, partnership or other entity, domestic or foreign, of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.
(pp)   “1933 Act” means the Securities Act of 1933, as amended from time to time.
(qq)   “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.
ARTICLE 3
EFFECTIVE TERM OF PLAN
3.1.   EFFECTIVE DATE.   The Plan will become effective on the date that it is approved by the Company’s shareholders (the “Effective Date”).
3.2.   TERMINATION OF PLAN.   Unless earlier terminated as provided herein, the Plan shall continue in effect until the tenth anniversary of the Effective Date or, if the shareholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the Effective Date.
ARTICLE 4
ADMINISTRATION
4.1.   COMMITTEE.   The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the 1934 Act. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers and protections of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.
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4.2.   ACTION AND INTERPRETATIONS BY THE COMMITTEE.   For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.
4.3.   AUTHORITY OF COMMITTEE.   Except as provided in Sections 4.1 and 4.5 hereof, the Committee has the exclusive power, authority and discretion to:
(a)   Grant Awards;
(b)   Designate Participants;
(c)   Determine the type or types of Awards to be granted to each Participant;
(d)   Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;
(e)   Determine the terms and conditions of any Award granted under the Plan;
(f)   Prescribe the form of each Award Certificate, which need not be identical for each Participant;
(g)   Decide all other matters that must be determined in connection with an Award;
(h)   Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;
(i)   Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;
(j)   Amend the Plan or any Award Certificate as provided herein; provided that any such amendment shall not be effective unless it is in writing; and
(k)   Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in the United States or such other jurisdictions and to further the objectives of the Plan.
4.4.   DELEGATION.
(a)   Administrative Duties.   The Committee may delegate to one or more of its members or to one or more officers of the Company or an Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan.
(b)   Special Committee.   The Board may, by resolution or by specific delegation to the Compensation Committee, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to eligible participants who are subject to Section 16(a) of the 1934 Act
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at the Grant Date. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Compensation Committee regarding the delegated duties and responsibilities and any Awards so granted.
4.5.   INDEMNIFICATION.   Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with this Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
ARTICLE 5
SHARES SUBJECT TO THE PLAN
5.1.   NUMBER OF SHARES.   Subject to adjustment as provided in Section 5.2 and Section 14.1, the maximum number of shares of common stock that may be issued pursuant to awards granted under the Plan shall be 12,601,860 less one share for every one share subject to an award granted under the 2011 Plan after December 31, 2024 and prior to the Effective Date. After December 31, 2024, any shares subject to an award under the Prior Plans that are terminated or expire unexercised, are settled for cash, or are canceled, forfeited or lapse for any reason, then in each such case, the shares subject to the awards under the Prior Plans shall, to the extent of such termination, expiration, cash settlement, cancellation, forfeiture or lapse, be added to the shares available for grant under the Plan on a one-for-one basis. From and after the Effective Date, no further awards shall be granted under the Prior Plans, and the Prior Plans shall remain in effect only so long as awards granted thereunder shall remain outstanding.
5.2.   SHARE COUNTING.   Shares covered by an Award shall be subtracted from the Plan share reserve as of the Grant Date as provided in subsection (a) below, but shall be added back to the Plan share reserve or otherwise treated in accordance with subsections (b) through (h) of this Section 5.2.
(a)   The full number of Shares subject to the Option shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, even if the exercise price of an Option is satisfied through net- settlement or by delivering Shares to the Company (by either actual delivery or attestation).
(b)   Upon exercise of Stock Appreciation Rights that are settled in Shares, the full number of Stock Appreciation Rights (rather than the net number of Shares actually delivered upon exercise) shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.
(c)   Shares withheld from an Award to satisfy tax withholding requirements shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a participant to satisfy tax withholding requirements shall not be added to the Plan share reserve.
(d)   To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.
(e)   Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.
(f)   To the extent that the full number of Shares subject to a Full Value Award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued Shares originally subject to
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the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.
(g)   Substitute Awards granted pursuant to Section 13.9 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.
(h)   Subject to applicable Exchange requirements, shares available under a shareholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1.
5.3.   STOCK DISTRIBUTED.   Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.
5.4.   NON-EMPLOYEE DIRECTOR COMPENSATION.   The maximum number of Shares subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year, shall not exceed $600,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes), or $850,000 in total value during a fiscal year in the case of a Non-Employee Director who serves as Chairman of the Board or Lead Director, provided that the affected Non-Employee Director does not participate in the decision to award compensation in excess of the limitation for such fiscal year of the Company.
5.5.   MINIMUM VESTING REQUIREMENTS.   Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) Shares delivered in lieu of fully-vested cash obligations, (iii) Awards to Non-Employee Directors, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available Shares reserved and authorized for issuance under the Plan pursuant to Section 5.1 (subject to adjustment under Section 14.1); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change in Control, in the terms of the Award Certificate or otherwise.
ARTICLE 6
ELIGIBILITY
6.1.   GENERAL.   Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.
ARTICLE 7
STOCK OPTIONS
7.1.   GENERAL.   The Committee is authorized to grant Options to Participants on the following terms and conditions:
(a)   Exercise Price.   The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 13.9) shall not be less than the Fair Market Value as of the Grant Date.
(b)   Prohibition on Repricing.   Except as otherwise provided in Section 14.1, without the prior approval of the shareholders of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly; (ii) an Option may not be cancelled in exchange for cash, other Awards or Option or SARs with an exercise or base
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price that is less than the exercise price of the original Option, or otherwise, and (iii) the Company may not repurchase an Option for value (in cash or otherwise) if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option.
(c)   Time and Conditions of Exercise.   The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 5.5 and Section 7.1(e), and may include in the Award Certificate a provision that an Option that is otherwise exercisable and has an exercise price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term by means of a “net exercise,” thus entitling the optionee to Shares equal to the intrinsic value of the Option on such exercise date, less the number of Shares required for tax withholding. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.
(d)   Payment.   The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an Option may be made, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (iv) any other “cashless exercise” arrangement.
(e)   Exercise Term.   Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date.
(f)   No Deferral Feature.   No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.
(g)   No Dividend Equivalents.   No Option shall provide for Dividend Equivalents.
7.2.   INCENTIVE STOCK OPTIONS.   The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. Without limiting the foregoing, any Incentive Stock Option granted to a Participant who at the Grant Date owns more than 10% of the voting power of all classes of shares of the Company must have an exercise price per Share of not less than 110% of the Fair Market Value per Share on the Grant Date and an Option term of not more than five years. If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonstatutory Stock Option.
ARTICLE 8
STOCK APPRECIATION RIGHTS
8.1.   GRANT OF STOCK APPRECIATION RIGHTS.   The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:
(a)   Right to Payment.   Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:
(1)   The Fair Market Value of one Share on the date of exercise; over
(2)   The base price of the SAR as determined by the Committee and set forth in the Award Certificate, which shall not be less than the Fair Market Value of one Share on the Grant Date.
(b)   Prohibition on Repricing.   Except as otherwise provided in Section 14.1, without the prior approval of the shareholders of the Company: (i) the base price of a SAR may not be reduced, directly or indirectly; (ii) an Option may not be cancelled in exchange for cash, other Awards or Option or SARs with an exercise or base price that is less than the exercise price of the original Option, or otherwise, and (iii) the Company may not repurchase a SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR.
(c)   Time and Conditions of Exercise.   The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, subject to Section 5.5, and may include in the Award Certificate a provision
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that a SAR that is otherwise exercisable and has a base price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term, thus entitling the holder to cash or Shares equal to the intrinsic value of the SAR on such exercise date, less the cash or number of Shares required for tax withholding. Except for SARs granted to Participants outside the United States, no SAR shall be exercisable for more than ten years from the Grant Date.
(d)   No Deferral Feature.   No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.
(e)   No Dividend Equivalents.   No SAR shall provide for Dividend Equivalents.
(f)   Other Terms.   All SARs shall be evidenced by an Award Certificate. Subject to the limitations of this Article 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement (e.g., cash, Shares or other property), and any other terms and conditions of the SAR shall be determined by the Committee at the time of the grant and shall be reflected in the Award Certificate.
ARTICLE 9
RESTRICTED STOCK AND STOCK UNITS
9.1.   GRANT OF RESTRICTED STOCK AND STOCK UNITS.   The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee, subject to Section 5.5. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.
9.2.   ISSUANCE AND RESTRICTIONS.   Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, a Participant shall have none of the rights of a shareholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of such Awards.
9.3   DIVIDENDS ON RESTRICTED STOCK.   In the case of Restricted Stock, the Committee may provide that ordinary cash dividends declared on the Shares before they are vested (i) will be forfeited, (ii) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 5.1 hereof and subject to the same vesting provisions as provided for the host Award), (iii) will be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any dividends accrued with respect to forfeited Restricted Stock will be reconveyed to the Company without further consideration or any act or action by the Participant, or (iv) in the case of Restricted Stock that is not subject to performance-based vesting, will be paid or distributed to the Participant as soon as practical following the date that the dividends were paid to shareholders. In no event shall dividends with respect to Restricted Stock that is subject to performance-based vesting be paid or distributed until the performance-based vesting provisions of such Restricted Stock lapse.
9.4.   FORFEITURE.   Subject to the terms of the Award Certificate and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.
9.5.   DELIVERY OF RESTRICTED STOCK.   Shares of Restricted Stock shall be delivered to the Participant at the Grant Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.
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ARTICLE 10
PERFORMANCE AWARDS
10.1.   GRANT OF PERFORMANCE AWARDS.   The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee, subject to Section 5.5. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.
10.2.   PERFORMANCE GOALS.   The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee.
ARTICLE 11
DIVIDEND EQUIVALENTS
11.1.   GRANT OF DIVIDEND EQUIVALENTS.   The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder, subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents (i) will be deemed to have been reinvested in additional Shares or otherwise reinvested, (which shall be subject to the same vesting provisions as provided for the host Award); (ii) will be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any Dividend Equivalents accrued with respect to forfeited Awards will be reconveyed to the Company without further consideration or any act or action by the Participant; or (iii) in the case of Full-Value Awards that are not subject to performance-based vesting, will be paid or distributed to the Participant as soon as practical following the date that the dividends were paid to shareholders. In no event shall Dividend Equivalents with respect to a Full-Value Award that is subject to performance-based vesting be paid or distributed until the performance- based vesting provisions of such Award lapse.
ARTICLE 12
STOCK OR OTHER STOCK-BASED AWARDS
12.1.   GRANT OF STOCK OR OTHER STOCK-BASED AWARDS.   The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.
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ARTICLE 13
PROVISIONS APPLICABLE TO AWARDS
13.1.   AWARD CERTIFICATES.   Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.
13.2.   FORM OF PAYMENT FOR AWARDS.   At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee.
13.3.   LIMITS ON TRANSFER.   No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.
13.4.   BENEFICIARIES.   Notwithstanding Section 13.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Committee.
13.5.   STOCK TRADING RESTRICTIONS.   All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.
13.6.   TREATMENT UPON DEATH.   Except as otherwise provided in the Award Certificate or any special Plan document governing an Award or an employment or similar agreement with a Participant, upon the termination of a person’s Continuous Service by reason of death:
(i)   all of that Participant’s outstanding Options and SARs shall become fully exercisable, and shall thereafter remain exercisable for a period of one (1) year or until the earlier expiration of the original term of the Option or SAR; all time-based vesting restrictions on that Participant’s outstanding Awards shall lapse as of the date of termination; and
(ii)   the payout opportunities attainable under all of that Participant’s outstanding performance-based Awards shall be determined as provided in the Award Certificate or any special Plan document governing the Award or an employment or similar agreement with the Participant.
To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.
13.7.   EFFECT OF A CHANGE IN CONTROL.   Unless otherwise provided in an Award Certificate, this Section 13.7 governs the treatment of Awards upon a Change in Control.
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(i)   Awards Assumed or Substituted by Surviving Entity.   With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within two years after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason, then (i) all of that Participant’s outstanding Options or SARs shall become fully exercisable, (ii) all time-based vesting restrictions on the his or her outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under all outstanding of that Participant’s performance-based Awards shall be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level. With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason. Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.
(ii)   Awards not Assumed or Substituted by Surviving Entity.   Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options or SARs shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon an assumed achievement of all relevant performance goals at the “target” level . Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.
13.8.   ACCELERATION FOR OTHER REASONS.   Regardless of whether an event has occurred as described in Section 13.6 or 13.7 above, and subject to Section 5.5, the Committee may in its sole discretion at any time determine that, at any time or for any reason, all or a portion of such Participant’s Options or SARs shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.7.
13.9.   FORFEITURE EVENTS.   Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) violation of material Company or Affiliate policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy.
13.10.   SUBSTITUTE AWARDS.   The Committee may grant Awards under the Plan in substitution for stock and stock- based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.
ARTICLE 14
CHANGES IN CAPITAL STRUCTURE
14.1.   MANDATORY ADJUSTMENTS.   In the event of a nonreciprocal transaction between the Company and its shareholders that causes the per-share value of the Stock to change (including, without limitation, any stock
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dividend, stock split, spin- off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.
14.2.   DISCRETIONARY ADJUSTMENTS.   Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 14.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise or base price of the Award (or the per-shares transaction price), or (v) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.
14.3.   GENERAL.   Any discretionary adjustments made pursuant to this Article 14 shall be subject to the provisions of Section 15.2. To the extent that any adjustments made pursuant to this Article 14 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.
ARTICLE 15
AMENDMENT, MODIFICATION AND TERMINATION
15.1.   AMENDMENT, MODIFICATION AND TERMINATION.   The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations. Except for any mandatory adjustments to the Plan and Awards contemplated by Section 14.1, without the prior approval of the shareholders of the Company, the Plan may not be amended to permit: (i) the exercise price or base price of an Option or SAR to be reduced, directly or indirectly, (ii) an Option or SAR to be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, or (iii) the Company to repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR.
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15.2.   AWARDS PREVIOUSLY GRANTED.   At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:
(a)   Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);
(b)   The original term of an Option or SAR may not be extended without the prior approval of the shareholders of the Company;
(c)   Except as otherwise provided in Section 14.1, without the prior approval of the shareholders of the Company, (i) the exercise price of an Option or base price of a SAR may not be reduced, directly or indirectly, (ii) an Option or SAR may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, and (iii) the Company may not repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR; and
(d)   No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).
15.3.   COMPLIANCE AMENDMENTS.   Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 15.3 to any Award granted under the Plan without further consideration or action.
ARTICLE 16
GENERAL PROVISIONS
16.1.   RIGHTS OF PARTICIPANTS.
(a)   No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).
(b)   Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director or consultant, at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.
(c)   Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or an of its Affiliates.
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(d)   No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.
16.2.   WITHHOLDING.   The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the Award is granted or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the amount required to be withheld in accordance with applicable tax requirements (up to the maximum individual statutory rate in the applicable jurisdiction as may be permitted under then-current accounting principles to qualify for equity classification), all in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.
16.3.   CLAWBACK.   All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time; and (ii) applicable law.
16.4.   SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.
(a)   General.   It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Certificates shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.
(b)   Definitional Restrictions.   Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the Change in Control, Disability or separation from service as applicable.
(c)   Allocation among Possible Exemptions.   If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company (acting through the Committee or the Head of Human Resources) shall determine which Awards or portions thereof will be subject to such exemptions.
(d)   Six-Month Delay in Certain Circumstances.   Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute Non-Exempt Deferred Compensation would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as
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defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):
(i)   the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant’s death) (in either case, the “Required Delay Period”); and
(ii)   the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.
For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder; provided, however, that, as permitted in such final regulations, the Company’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.
(e)   Installment Payments.   If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).
(f)   Timing of Release of Claims.   Whenever an Award conditions a payment or benefit on the Participant’s execution and non-revocation of a release of claims, such release must be executed and all revocation periods shall have expired within 60 days after the date of termination of the Participant’s employment; failing which such payment or benefit shall be forfeited. If such payment or benefit is exempt from Section 409A of the Code, the Company may elect to make or commence payment at any time during such 60-day period. If such payment or benefit constitutes Non-Exempt Deferred Compensation, then, subject to subsection (c) above, (i) if such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and (ii) if such 60-day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period. In other words, a Participant is not permitted to influence the calendar year of payment based on the timing of signing the release.
(g)   Permitted Acceleration.   The Company shall have the sole authority to make any accelerated distribution permissible under Treas. Reg. section 1.409A-3(j)(4) to Participants of deferred amounts, provided that such distribution(s) meets the requirements of Treas. Reg. section 1.409A-3(j)(4).
16.5.   UNFUNDED STATUS OF AWARDS.   The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards. This Plan is not intended to be subject to ERISA.
16.6.   RELATIONSHIP TO OTHER BENEFITS.   No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
16.7.   EXPENSES.   The expenses of administering the Plan shall be borne by the Company and its Affiliates.
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16.8.   TITLES AND HEADINGS.   The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
16.9.   GENDER AND NUMBER.   Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
16.10.   FRACTIONAL SHARES.   No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.
16.11.   GOVERNMENT AND OTHER REGULATIONS.
(a)   Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.
(b)   Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.
16.12.   GOVERNING LAW.   To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Georgia.
16.13.   SEVERABILITY.   In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.
16.14.   NO LIMITATIONS ON RIGHTS OF COMPANY.   The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.
The foregoing is hereby acknowledged as being the Global Payments Inc. 2025 Incentive Plan as adopted by the Board on February 13, 2025, and by the shareholders on                  .
Global Payments Inc.
By:

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Appendix C
GLOBAL PAYMENTS INC.
EMPLOYEE STOCK PURCHASE PLAN
As Amended and Restated Effective as of April 24, 2025
ARTICLE I
BACKGROUND
1.1   Establishment of the Plan.   Global Payments Inc. (the “Company”) hereby amends and restates the Global Payments Inc. 2000 Employee Stock Purchase Plan to be known as the “Global Payments Inc. Employee Stock Purchase Plan, as amended and restated effective as of April 24, 2025” (the “Plan”), as set forth in this document. The Plan includes two components: a Code Section 423 Component and a Non-423 Component, each of which together comprise a single plan. The Code Section 423 Component is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended, but the Company makes no representation of such status or undertaking to maintain such status. The Plan shall govern the terms and conditions of grants made under both the Code Section 423 Component and the Non-423 Component. Except as otherwise indicated, the Non-423 Component will operate and be administered in the same manner as the Code Section 423 Component.
1.2   Applicability of the Plan.   The provisions of this Plan are applicable only to certain individuals who, on or after the Effective Date (as defined herein), are Employees of the Company and its Subsidiaries participating in the Plan. The Committee shall indicate from time to time which of its Subsidiaries, if any, are participating in the Plan.
1.3   Purpose.   The purpose of the Plan is to enhance the proprietary interest among the Employees of the Company and its participating Subsidiaries through ownership of Common Stock of the Company.
ARTICLE II
DEFINITIONS
Whenever capitalized in this document, the following terms shall have the respective meanings set forth below.
2.1   Administrator.   Administrator shall mean the person or persons (who may be officers or Employees of the Company) selected by the Committee to operate the Plan, perform day-to-day administration of the Plan, and maintain records of the Plan.
2.2   Board.   Board shall mean the Board of Directors of the Company.
2.3   Code.   Code shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.
2.4   Code Section 423 Component.   Code Section 423 Component shall mean the component of the Plan that is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Code Section 423 Component shall be construed, administered and enforced in accordance with Section 423(b) of the Code, so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.
2.5   Committee.   Committee shall mean a committee which consists of members of the Board and which has been designated by the Board to have the general responsibility for the administration of the Plan. Unless otherwise designated by the Board, the Compensation Committee of the Board shall serve as the Committee administering the Plan. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its sole and absolute discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations necessary or advisable for administering the Plan (including determining which Subsidiaries or individual Employees shall participate in the Non-423 Component
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and which Subsidiaries shall participate in the Code Section 423 Component). The Committee’s determinations on the foregoing matters shall be conclusive and binding upon all persons.
2.6   Common Stock.   Common Stock shall mean the common stock, no par value, of the Company.
2.7   Compensation.   Compensation shall mean, for any Participant, for any Offering Period, the Participant’s gross wages for the respective period, including without limitation salary, bonus, and commission, but subject to appropriate adjustments that would exclude items such as non-cash compensation and reimbursement of moving, travel, trade or business expenses.
2.8   Contribution Account.   Contribution Account shall mean the bookkeeping account established by the Administrator on behalf of each Participant, which shall be credited with the amounts deducted from the Participant’s Compensation pursuant to Article VI. The Administrator shall establish a separate Contribution Account for each Participant for each Offering Period.
2.9   Company.   Company shall mean Global Payments Inc., a Georgia corporation.
2.10   Direct Registration System.   Direct Registration System shall mean a direct registration system approved by the Securities and Exchange Commission and by the New York Stock Exchange, Inc. or any securities exchange on which the Common Stock is then listed, whereby shares of Common Stock may be registered in the holder’s name in book-entry form on the books of the Company.
2.11   Effective Date.   Effective Date shall mean April 24, 2025.
2.12   Eligible Employee.   An Employee eligible to participate in the Plan pursuant to Section 3.1.
2.13   Employee.   Employee shall mean an individual employed by an Employer who meets the employment relationship described in Treasury Regulation Sections 1.423-2(b) and Section 1.421-7(h).
2.14   Employer.   Employer shall mean the Company and any Subsidiary designated by the Committee as an employer participating in the Plan.
2.15   Fair Market Value.   Fair Market Value of a share of Common Stock, as of any designated date, shall mean the closing sales price of the Common Stock on the New York Stock Exchange on such date or on the last previous date on which such stock was traded.
2.16   Non-423 Component.   Non-423 Component means the component of the Plan that is not intended to meet the requirements of an “employee stock purchase plan” as set forth in Section 423(b) of the Code. Options may be granted under the Non-423 Component pursuant to rules, procedures, terms and conditions adopted by the Committee that are designed to achieve tax, securities law or other objectives for Eligible Employees and/or the Company and its participating Subsidiaries. Any such rules, procedures, terms and conditions for Options granted under the Non-423 Component may be set out in one or more sub-plan documents, but shall be treated as separate Offering Periods under this Plan rather than as separate plans.
2.17   Offering Date.   Offering Date shall mean the first Trading Date of each Offering Period.
2.18   Offering Period.   Offering Periods shall mean the periods of time during which Options to purchase Common Stock are outstanding under the Plan. The Committee shall determine the length of each Offering Period, which need not be uniform and may be overlapping; provided, however, that an Offering Period may not exceed twenty-seven (27) months. Until specified otherwise by the Committee, the Offering Periods for the Code Section 423 Component shall mean the quarterly periods beginning January 1, April 1, July 1, and October 1 respectively, of each year during which Options to purchase Common Stock are outstanding under the Plan Each Offering Period (whether under the Code Section 423 Component or the Non-423 Component) shall be deemed a separate offering under this Plan.
2.19   Option.   Option shall mean the option to purchase Common Stock granted under the Plan on each Offering Date.
2.20   Participant.   Participant shall mean any Eligible Employee who has elected to participate in the Plan under Section 3.2.
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2.21   Plan.   Plan shall mean the Global Payments Inc. Employee Stock Purchase Plan, as amended and restated effective as of April 24, 2025, as in effect from time to time.
2.22   Purchase Date.   Purchase Date shall mean the last Trading Date of each Offering Period.
2.23   Purchase Price.   Purchase Price shall mean the purchase price of Common Stock determined under Section 5.1.
2.24   Request Form.   Request Form shall mean an Employee’s authorization either in writing on a form approved by the Administrator or through electronic communication approved by the Administrator which specifies the Employee’s payroll deduction in accordance with Section 6.2, and contains such other terms and provisions as may be required by the Administrator.
2.25   Stock Account.   Stock Account shall mean the account established by the Administrator on behalf of each Participant, which shall be credited with shares of Common Stock purchased pursuant to the Plan and dividends thereon until distributed in accordance with the terms of the Plan.
2.26   Subsidiary.   Subsidiary shall mean any present or future corporation which is a “subsidiary corporation” of the Company as defined in Code Section 424(f).
2.27   Trading Date.   Trading Date shall mean a date on which shares of Common Stock are traded on a national securities exchange (such as the New York Stock Exchange), the Nasdaq National Market or in the over-the-counter market.
Except when otherwise indicated by the context, the definition of any term herein in the singular may also include the plural.
ARTICLE III
ELIGIBILITY AND PARTICIPATION
3.1   Eligibility.   Each Employee who is regularly scheduled to work at least 20 hours each week (or any lesser number of hours established by the Committee for any Offering Period under the Non-423 Component) and at least five months each calendar year (or any lesser number of months established by the Committee for any Offering Period under the Non-423 Component) shall be eligible to participate in the Plan as of the Offering Date immediately following the Employee’s last date of hire by an Employer.
If the Company permits any Employee of a Subsidiary to participate in the Plan for an Offering Period under the Code Section 423 Component, then all Employees of that Subsidiary who meet the requirements of this paragraph shall be permitted to participate in the Plan for such Offering Period. On each Offering Date for an Offering Period under the Code Section 423 Component, Options will automatically be granted to all Employees then eligible to participate in the Plan for such Offering Period; provided, however, that no Employee shall be granted an Option for an Offering Period if, immediately after the grant, the Employee would own stock, and/or hold outstanding Options to purchase stock, possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. For purposes of this Section, the attribution rules of Code Section 424(d) shall apply in determining stock ownership of any Employee. If an Employee is granted an Option for an Offering Period and such Employee does not participate in the Plan for such Offering Period, such Option will be deemed never to have been granted for purposes of applying the $25,000 annual limitation described in Section 5.2.
“Eligible Employees” for purposes of the Non-423 Component may be different from “Eligible Employees” for purposes of the Code Section 423 Component. In addition, for Offering Periods under the Non-423 Component of the Plan, the Committee may limit eligibility so as to only designate some (as opposed to all) Employees of an Employer as Eligible Employees.
3.2   Initial Participation.   An Eligible Employee having been granted an Option under Section 3.1 may submit a Request Form to the Administrator to participate in the Plan for an Offering Period. The Request Form shall authorize a regular payroll deduction from the Employee’s Compensation for the Offering Period, subject to the limits and procedures described in Article VI. A Participant’s Request Form authorizing a regular payroll deduction
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shall remain effective from Offering Period to Offering Period under the Non-423 Component or the Code Section 423 Component, as the case may be, until amended or canceled under Section 6.3.
3.3   Leave of Absence.   For purposes of Section 3.1, an individual on a leave of absence from an Employer shall be deemed to be an Employee for the first 90 days of such leave. For purposes of this Plan, such individual’s employment with the Employer shall be deemed to terminate at the close of business on the 90th day of the leave, unless the individual has returned to regular employment with an Employer before the close of business on such 90th day (or any longer period for which the Participant has reemployment rights with an Employer as provided for by either statute or agreement by contract, or as otherwise necessary to comply with applicable law with respect to Offering Periods under the Non-423 Component of the Plan). Termination of any individual’s leave of absence by an Employer, other than on account of a return to employment with an Employer, shall be deemed to terminate an individual’s employment with the Employer for all purposes of the Plan.
ARTICLE IV
STOCK AVAILABLE
4.1   In General.   Subject to the adjustments in Sections 4.2 and 4.3, an aggregate of 2,300,000 shares of Common Stock shall be available for purchase by Participants pursuant to the provisions of the Plan. These shares may be authorized and unissued shares or may be shares issued and subsequently acquired by the Company. If an Option under the Plan expires or terminates for any reason without having been exercised in whole or part, the shares subject to such Option that are not purchased shall again be available for subsequent Option grants under the Plan. If the total number of shares of Common Stock for which Options are exercised on any Purchase Date exceeds the maximum number of shares then available under the Plan, the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable; and the balance of the cash credited to Participants’ Contribution Accounts shall be distributed to the Participants as soon as practicable.
4.2   Adjustment in Event of Changes in Capitalization.   In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company’s capitalization, or other distribution with respect to holders of the Company’s Common Stock other than normal cash dividends, an automatic adjustment shall be made in the number and kind of shares as to which outstanding Options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 4.1, so that the proportionate interest of the Participants shall be maintained as before the occurrence of such event. This adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Purchase Price per share; provided, however, that in no event shall any adjustment be made that would cause any Option granted under the Code Section 423 Component to fail to qualify as an option pursuant to an employee stock purchase plan within the meaning of Section 423 of the Code.
4.3   Dissolution, Liquidation, or Merger.   Upon the dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation (or survives as a direct or indirect subsidiary of other such other constituent corporation or its parent), or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each Option then outstanding under the Plan shall be entitled to receive at the next Purchase Date upon the exercise of such Option for each share as to which such Option shall be exercised, as nearly as reasonably may be determined, the cash, securities, or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Committee shall take such steps in connection with these transactions as the Committee deems necessary or appropriate to assure that the provisions of this Section shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the cash, securities, or property which the holder of the Option may thereafter be entitled to receive. In lieu of the foregoing, the Committee may terminate the Plan in accordance with Section 8.2.
ARTICLE V
OPTION PROVISIONS
5.1   Purchase Price.   The Purchase Price of a share of Common Stock purchased for a Participant pursuant to each exercise of an Option shall be a designated percentage (the “Designated Percentage”) of the Fair Market
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Value of a share of Common Stock on the Purchase Date. Unless and until otherwise provided by the Committee, the Designated Percentage shall be 85 percent. The Committee may change the Designated Percentage for any Offering Period but in no event shall the Designated Percentage be less than 85 percent.
5.2   Calendar Year $25,000 Limit.   Notwithstanding anything else contained herein, no Employee may be granted an Option for any Offering Period which permits such Employee’s rights to purchase Common Stock under the Code Section 423 Component and any other qualified employee stock purchase plan (within the meaning of Code Section 423) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of Fair Market Value of such Common Stock for each calendar year in which an Option is outstanding at any time. For purposes of this Section, Fair Market Value shall be determined as of the Offering Date.
5.3   Offering Period Limit.   Notwithstanding anything else contained herein, the maximum number of shares of Common Stock that an Eligible Employee may purchase in any Offering Period is 1,600 shares.
ARTICLE VI
PURCHASING COMMON STOCK
The provisions of Section 6.1 through 6.5 of this Article VI shall apply (i) to all Options granted under the Code Section 423 Component and (ii) to Options granted under the Non-423 Component unless otherwise provided in the rules, procedures, terms and conditions applicable to any such Options under the Non-423 Component. The provisions of Section 6.6 shall apply to all Options granted under the Plan.
6.1   Participant’s Contribution Account.   The Administrator shall establish a book account in the name of each Participant for each Offering Period. As discussed in Section 6.2 below, a Participant’s payroll deductions shall be credited to the Participant’s Contribution Account, without interest, until such cash is withdrawn, distributed, or used to purchase Common Stock as described below.
During such time, if any, as the Company participates in a Direct Registration System, shares of Common Stock acquired upon exercise of an Option shall be directly registered in the name of the Participant. If the Company does not participate in a Direct Registration System, then until distribution is requested by a Participant pursuant to Article VII, stock certificates evidencing the Participant’s shares of Common Stock acquired upon exercise of an Option shall be held by the Company as the nominee for the Participant. These shares shall be credited to the Participant’s Stock Account. Certificates shall be held by the Company as nominee for Participants solely as a matter of convenience. A Participant shall have all ownership rights as to the shares credited to his or her Stock Account, and the Company shall have no ownership or other rights of any kind with respect to any such certificates or the shares represented thereby.
All cash received or held by the Company under the Plan may be used by the Company for any corporate purpose. The Company shall not be obligated to segregate any assets held under the Plan.
6.2   Payroll Deductions; Dividends.
(a)   Payroll Deductions.   By submitting a Request Form at any time before an Offering Period in accordance with rules adopted by the Committee, an Eligible Employee may authorize a payroll deduction to purchase Common Stock under the Plan for the Offering Period. The payroll deduction shall be effective on the first pay period during the Offering Period commencing after receipt of the Request Form by the Administrator. The payroll deduction shall be in any whole dollar amount or percentage up to a maximum of twenty percent (20%) of such Employee’s Compensation payable each pay period, and at any other time an element of Compensation is payable. A Participant’s payroll deduction shall not be less than one percent (1%) of such Employee’s Compensation payable each payroll period.
(b)   Dividends.   Cash or stock dividends paid on Common Stock which is credited to a Participant’s Stock Account as of the dividend payment date shall be credited to the Participant’s Stock Account and paid or distributed to the Participant as soon as practicable.
6.3   Discontinuance.   A Participant may discontinue his or her payroll deductions for an Offering Period by filing a new Request Form with the Administrator. This discontinuance shall be effective on the first pay period
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commencing at least 15 days after receipt of the Request Form by the Administrator. A Participant who discontinues his or her payroll deductions for an Offering Period may not resume participation in the Plan until the following Offering Period.
Any amount held in the Participant’s Contribution Account for an Offering Period after the effective date of the discontinuance of his or her payroll deductions will either be refunded or used to purchase Common Stock in accordance with Section 7.1.
6.4   Leave of Absence; Transfer to Ineligible Status.   If a Participant either begins a leave of absence, is transferred to employment with a Subsidiary not participating in the Plan, or remains employed with an Employer but is no longer eligible to participate in the Plan, the Participant shall cease to be eligible for payroll deductions to his or her Contribution Account pursuant to Section 6.2. The cash standing to the credit of the Participant’s Contribution Account shall become subject to the provisions of Section 7.1. If the Participant returns from the leave of absence before being deemed to have ceased employment with the Employer under Section 3.3, or again becomes eligible to participate in the Plan, the Request Form, if any, in effect immediately before the leave of absence or disqualifying change in employment status shall be deemed void and the Participant must again complete a new Request Form to resume participation in the Plan.
A Participant who transfers employment from an Employer participating in the Code Section 423 Component of the Plan to an Employer participating in the Non-423 Component of the Plan shall immediately cease to participate in the Code Section 423 Component of the Plan. However, the amounts credited to his or her Contribution Account for the Offering Period in which such transfer occurs shall be transferred to the Non-423 Component of the Plan, and such individual shall immediately join the then-current Offering Period under the Non-423 Component of the Plan upon the same terms and conditions in effect for his or her participation in the Code Section 423 Component of the Plan, except for such modifications as may be required by applicable law.
6.5   Automatic Exercise.   Unless the cash credited to a Participant’s Contribution Account is withdrawn or distributed as provided in Article VII, his or her Option shall be deemed to have been exercised automatically on each Purchase Date, for the purchase of the number of full shares and fractional shares of Common Stock which the cash credited to his or her Contribution Account at the time will purchase at the Purchase Price. Any cash balance remaining in the Participant’s Contribution Account at the end of an Offering Period shall be refunded to the Participant, without interest. The amount of cash that may be used to purchase shares of Common Stock may not exceed the Compensation restrictions set forth in Section 6.3 or the applicable limitations of Sections 5.2 of 5.3.
6.6   Listing, Registration, and Qualification of Shares.   The granting of Options for, and the sale and delivery of, Common Stock under the Plan shall be subject to the effecting by the Company of any listing, registration, or qualification of the shares subject to that Option upon any securities exchange or under any federal or state law, or the obtaining of the consent or approval of any governmental regulatory body deemed necessary or desirable for the issuance or purchase of the shares covered.
ARTICLE VII
WITHDRAWALS; DISTRIBUTIONS
The provisions of this Article VII shall apply (i) to all Options granted under the Code Section 423 Component and (ii) to Options granted under the Non-423 Component unless otherwise provided in the rules, procedures, terms and conditions applicable to any such Options under the Non-423 Component.
7.1   Discontinuance of Deductions; Leave of Absence; Transfer to Ineligible Status.   In the event of a Participant’s complete discontinuance of payroll deductions under Section 6.3 or a Participant’s leave of absence or transfer to an ineligible status under Section 6.4, the cash balance then standing to the credit of the Participant’s Contribution Account shall be:
(a)   returned to the Participant, in cash, without interest, as soon as practicable, upon the Participant’s written request received by the Administrator at least 30 days before the next Purchase Date; or
(b)   held under the Plan and used to purchase Common Stock for the Participant under the automatic exercise provisions of Section 6.5.
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7.2   In-Service Withdrawals.   During such time, if any, as the Company participates in a Direct Registration System, shares of Common Stock acquired upon exercise of an Option shall be directly registered in the name of the Participant and the Participant may withdraw certificates in accordance with the applicable terms and conditions of such Direct Registration System. If the Company does not participate in a Direct Registration System, a Participant may, while an Employee of the Company or any Subsidiary, withdraw certificates for some or all of the shares of Common Stock credited to his or her Stock Account at any time, upon 30 days’ written notice to the Administrator. If a Participant requests a distribution of only a portion of the shares of Common Stock credited to his or her Stock Account, the Administrator will distribute the oldest securities held in the Participant’s Stock Account first, using a first in-first out methodology. The Administrator may at any time distribute certificates for some or all of the shares of Common Stock credited to a Participant’s Stock Account, whether or not the Participant so requests.
7.3   Termination of Employment for Reasons Other Than Death.   If a Participant terminates employment with the Company and the Subsidiaries for reasons other than death, the cash balance in the Participant’s Contribution Account shall be returned to the Participant in cash, without interest, as soon as practicable. Certificates for the shares of Common Stock credited to his or her Stock Account shall be distributed to the Participant as soon as practicable, unless the Company then participates in a Direct Registration System, in which case, the Participant shall be entitled to evidence of ownership of such shares in such form as the terms and conditions of such Direct Registration System permit.
7.4   Death.   In the event a Participant dies, the cash balance in his or her Contribution Account shall be distributed to the Participant’s estate, in cash, without interest, as soon as practicable. Certificates for the shares of Common Stock credited to the Participant’s Stock Account shall be distributed to the estate as soon as practicable, unless the Company then participates in a Direct Registration System, in which case, the estate shall be entitled to evidence of ownership of such shares in such form as the terms and conditions of such Direct Registration System permit.
7.5   Registration.   Whether represented in certificate form or by direct registration pursuant to a Direct Registration System, shares of Common Stock acquired upon exercise of an Option shall be directly registered in the name of the Participant or, if the Participant so indicates on the Request Form, (a) in the Participant’s name jointly with a member of the Participant’s family, with the right of survivorship, (b) in the name of a custodian for the Participant (in the event the Participant is under a legal disability to have stock issued in the Participant’s name), (c) in a manner giving effect to the status of such shares as community property, or (d) in street name for the benefit of any of the above with a broker designated by the Participant. No other names may be included in the Common Stock registration. The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of shares of such Common Stock, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer.
ARTICLE VIII
AMENDMENT AND TERMINATION
8.1   Amendment.   The Committee shall have the right to amend or modify the Plan, in full or in part, at any time and from time to time; provided, however, that no amendment or modification shall:
(a)   affect any right or obligation with respect to any grant previously made, unless required by law, or
(b)   unless previously approved by the shareholders of the Company, where such approval is necessary to satisfy federal securities laws, the Code, or rules of any stock exchange on which the Company’s Common Stock is listed:
(1)   in any manner materially affect the eligibility requirements set forth in Sections 3.1 and 3.3, or change the definition of Employer as set forth in Section 2.13, or
(2)   increase the number of shares of Common Stock subject to any Options issued to Participants (except as provided in Sections 4.2 and 4.3).
8.2   Termination.   The Committee may terminate the Plan at any time in its sole and absolute discretion. The Plan shall be terminated by the Committee if at any time the number of shares of Common Stock authorized for purposes of the Plan is not sufficient to meet all purchase requirements, except as specified in Section 4.1.
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Upon termination of the Plan, the Administrator shall give notice thereof to Participants and shall terminate all payroll deductions. Cash balances then credited to Participants’ Contribution Accounts shall be distributed as soon as practicable, without interest.
ARTICLE IX
MISCELLANEOUS
9.1   Employment Rights.   Neither the establishment of the Plan, nor the grant of any Options thereunder, nor the exercise thereof shall be deemed to give to any Employee the right to be retained in the employ of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to discharge any Employee or otherwise modify the employment relationship at any time.
9.2   Tax Withholding.   The Administrator may make appropriate provisions for withholding of federal, state, and local income taxes, and any other taxes, from a Participant’s Compensation to the extent the Administrator deems such withholding to be legally required.
9.3   Rights Not Transferable.   Rights and Options granted under this Plan are not transferable by the Participant other than by will or by the laws of descent and distribution and are exercisable only by the Participant during his or her lifetime.
9.4   No Repurchase of Stock by Company.   The Company is under no obligation to repurchase from any Participant any shares of Common Stock acquired under the Plan.
9.5   Governing Law.   The Plan shall be governed by and construed in accordance with the laws of the State of Georgia except to the extent such laws are preempted by the laws of the United States or the laws of any applicable non-U.S. jurisdiction.
9.6   Shareholder Approval.   The Plan was originally adopted by the Board on June 28, 2000 and became effective as of February 1, 2001. The Compensation Committee of the Board approved and adopted the Amended and Restated 2000 Employee Stock Purchase Plan on June 3, 2010, which became effective on that date. The Compensation Committee of the Board approved the Employee Stock Purchase Plan, as amended and restated as of April 24, 2025, which shall become effective on that date, subject to approval of the Plan by the Company’s shareholders.
9.7   Eligible Employees in Non-U.S. Subsidiaries.   The Non-423 Component of the Plan may be used for the grant of Options to Eligible Employees of non-U.S. Subsidiaries or for other purposes. The Committee shall have authority to adopt such procedures, terms and conditions for such Options as may be necessary or desirable: (a) to comply with provisions of applicable law, regulation or similar requirements to operate the Plan in an advantageous manner in countries or jurisdictions outside the U.S. in which the Company or any Subsidiary may operate or have Employees; (b) to ensure the viability of Plan benefits for Eligible Employees employed in such countries or jurisdictions; and (c) to meet the objectives of the Plan. Any such rules, procedures, terms and conditions for Options granted under the Non-423 Component may be set out in one or more sub-plan documents, but shall be treated as separate Offering Periods under this Plan rather than as separate plans. Nothing in this Section authorizes the Committee to increase the total number of shares authorized by the stockholders, to expand the class of eligible participants, or to alter the type of awards available under this Plan.
* * * * * * * * * * * * * *
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The foregoing is hereby acknowledged as being the Global Payments Inc. Employee Stock Purchase Plan, as amended and restated effective as of April 24, 2025.
GLOBAL PAYMENTS INC.
By:

Its:
GLOBAL PAYMENTS INC. | 2025 Proxy Statement – C-9

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV62557-P26380-Z89409For Against AbstainFor Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !GLOBAL PAYMENTS INC.3550 LENOX ROAD, SUITE 3000ATLANTA, GA 30326GLOBAL PAYMENTS INC.1. Election of Ten Nominees as Directors:THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALLNOMINEES IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3, 4 AND 5.1a. F. Thaddeus Arroyo1b. Robert H.B. Baldwin, Jr.1c. Cameron M. Bready1d. John G. Bruno1e. Joia M. Johnson1f. Kirsten M. Kliphouse1g. Connie D. McDaniel1h. Joseph H. Osnoss1i. William B. Plummer1j. M. Troy WoodsNote: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney,trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signeris a partnership, please sign in partnership name by authorized person.The undersigned hereby acknowledges receipt of NOTICE of the ANNUAL MEETING and the PROXY STATEMENT and hereby revokes all Proxies previouslygiven by the undersigned for the ANNUAL MEETING.3. Ratification of the appointment of Deloitte& Touche LLP as the company's independentregistered public accounting firm for theyear ending December 31, 2025.4. Approval of Global Payments 2025 Incentive Plan.2. Approval, on an advisory basis, of thecompensation of the company's named executiveofficers for 2024.5. Approval of Amended and Restated Employee StockPurchase Plan.VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time the day before the cut-off date or meetingdate. Have your proxy card in hand when you access the web site and follow theinstructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/GPN2025You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time the day before the cut-off date or meeting date. Have your proxy card inhand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE wV62558-P26380-Z89409

Important Notice Regarding the Internet Availability of Proxy Materials for theAnnual Meeting of Shareholders:The Notice and Proxy Statement and the 2024 Annual Report to Shareholders are available at:www.proxyvote.com(Continued and to be signed on the reverse side.)GLOBAL PAYMENTS INC.ANNUAL MEETING OF SHAREHOLDERS OF GLOBAL PAYMENTS INC.TO BE HELD APRIL 24, 2025SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GLOBAL PAYMENTS INC.By signing on the reverse side, I hereby appoint Cameron M. Bready and Dara Steele-Belkin as Proxies, each of them singly and each with power of substitution, to vote all shares of Common Stock of Global Payments Inc. of the undersigned or with respect to which the undersigned is entitled to vote on March 3, 2025 at the ANNUAL MEETING OF SHAREHOLDERS OF GLOBAL PAYMENTS INC. to be held virtually atwww.virtualshareholdermeeting.com/GPN2025 on April 24, 2025 at 8:30 AM, EDT and at any adjournments or postponements thereof.The Board of Directors is not aware of any matters likely to be presented for action at the Annual Meeting of Shareholders ofGlobal Payments Inc., other than the matters listed herein. However, if any other matters are properly brought before the Annual Meeting, the persons named in this Proxy or their substitutes will vote upon such other matters in accordance with their best judgment. This Proxy is revocable at any time prior to its use.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, THIS PROXY WILL BE VOTED "FOR" ALL DIRECTOR NOMINEES IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3, 4 AND 5,AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.IF YOU DO NOT VOTE BY PHONE, OVER THE INTERNET OR AT THE MEETING, PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.